VANGUARD
BALANCED INDEX
FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                     [PHOTO]

                                    CONTENTS


                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1


                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4


                                  FUND PROFILE
                                        6


                               PERFORMANCE SUMMARY
                                       10


                              FINANCIAL STATEMENTS
                                       11


                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 48.

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

Spurred on by a strong stock market that helped compensate for a modest slump in bond prices, Vanguard Balanced Index Fund's return for the first half of its fiscal year was a positive +6.4%. Its performance equaled that of its index benchmark and once again surpassed that of the average balanced fund.

       The adjacent table presents the fund's total return (capital change plus reinvested dividends) for 1999's first half, along with the returns of the average balanced fund and the Balanced Composite Index, which is weighted 60% in the Wilshire 5000 Equity Index--representing the entire U.S. stock market--and 40% in the Lehman Brothers Aggregate Bond Index, which reflects the U.S. taxable bond market. For reference, the table also presents the returns of those two proxies during the period.

       The Balanced Index Fund's return is based on an increase in net asset value from $18.48 per share on December 31, 1998, to $19.33 per share on June 30, 1999, and is adjusted for dividends totaling $0.25 per share paid from net investment income and a distribution of $0.075 per share paid from net realized capital gains. The fund's annualized yield as of June 30 was 3.19%.

-----------------------------------------------------
                                      TOTAL RETURNS
                                     SIX MONTHS ENDED
                                       JUNE 30, 1999
-----------------------------------------------------
Vanguard Balanced Index Fund              +  6.4%
-----------------------------------------------------
Average Balanced Fund                     +  5.6%
-----------------------------------------------------
Balanced Composite Index*                 +  6.4%
-----------------------------------------------------
Wilshire 5000 Index                       + 11.8%
Lehman Aggregate Bond Index               -  1.4
-----------------------------------------------------

*Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40% Lehman Aggregate Bond Index.

FINANCIAL MARKETS IN REVIEW

The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.

       The overall U.S. stock market, as measured by the Wilshire 5000 Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for the cyclicals and other "value" stocks that had lagged the market not just in the first quarter but for much of the last five years. During the first quarter, the growth stocks in the Standard & Poor's 500 Index outpaced the value stocks--those characterized by above-average dividend yields and below-average price/earnings ratios. However, the situation reversed during the second quarter, and for the half-year, value stocks carried the day with a gain of +14.0% while growth stocks were up +11.0%.

       Also rebounding vigorously were small-capitalization stocks, which had trailed far behind large-caps in recent years. The small-cap Russell 2000 Index handily outpaced the S&P 500 during the second quarter, although it trailed the large-cap index for the half-year, +9.3% to +12.4%.

       For bondholders, a surging economy has a dark side: the possibility that accelerating growth will push up inflation, which diminishes the buying power of future bond interest and principal payments. Interest rates held steady in January, but rose throughout the rest of the half-year. By June 30, yields on U.S. Treasury notes and bonds were higher by roughly 1 percentage point from their year-end 1998 levels. The benchmark 30-year Treasury bond's yield increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%. The rate rise was less pronounced for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31, 1998, to 4.78% on June 30.

       The Lehman Aggregate Bond Index, which has an intermediate-term average maturity, returned -1.4%, as a -4.4% price decline more than offset +3.0% in interest income. Declines were larger for longer-term bonds, whose prices are more sensitive to interest rate fluctuations.

PERFORMANCE OVERVIEW

Vanguard Balanced Index Fund's +6.4% return during the period was right in line with the performance of its composite index. This achievement is important to note because, unlike the unmanaged index, the fund must contend with operating and transaction costs that erode its return.

       Matching the index return is a noteworthy feat by the members of our Core Management and Fixed Income Groups, who astutely choose representative samples of the securities held in the indexes in order to closely approximate the risk and return characteristics of those indexes.

       The fact that about 60% of the Balanced Index Fund's assets are allocated to stocks has, of course, been a boon during the sustained bull market we have experienced. Your fund also benefits from a distinct cost advantage. Indexing is an inherently cost-efficient method of investing that minimizes securities trading and the associated transaction costs. What's more, at 0.20%, your fund's annual expense ratio is less than one-sixth of the 1.31% expense ratio charged by the average balanced fund. These cost savings do matter. It is quite an uphill battle for an actively managed fund to overcome our cost advantage.

       We're also pleased that our index-matching strategy continues to provide returns that are superior to our peers. The fund outpaced the average balanced fund (+6.4% versus +5.6%) during the half-year, a feat it has accomplished in each full year of its history except 1993, its first year, when it lagged its competitors by 0.7 percentage point.

IN SUMMARY

The divergence between stock and bond returns and the sudden shift in leadership among stocks during the first half of 1999 reinforced the benefits of a balanced investment approach--the hallmark of your fund. Diversifying your investment program through holdings that represent both stocks and bonds, together with short-term reserves, gives you exposure to the rewards of the financial markets while enabling you to spread out the risks that go along with investing.

       Sticking with a balanced investment program can be trying at times, particularly when one market segment runs ahead of the others and seems to be "the only game in town." But in the long run, such a program can help you to ride out the inevitable fluctuations that are encountered en route to your financial goals. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to "stay the course."


/s/ JOHN C. BOGLE                  /s/ JOHN J. BRENNAN

John C. Bogle                      John J. Brennan
Senior Chairman                    Chairman and
                                   Chief Executive Officer
July 21, 1999

  NOTICE TO SHAREHOLDERS

  In the past, the quarterly income dividends that Vanguard Balanced Index Fund distributed to shareholders were paid at a "set rate" of $0.10 per share. Income the fund earned during the first three quarters that was in excess of the set rate was distributed in the December income dividend. Beginning with the dividend paid in June 1999, Balanced Index Fund will distribute income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income by distributing substantially all of the income earned during each quarter to the fund's shareholders at the end of the quarter. As a result of the transition to the new policy, the income dividends distributed by the fund in June included income earned during the second quarter as well as residual income earned, but not distributed, during the first quarter. As a result, Vanguard Balanced Index Fund's June dividend of $0.15 per share included about $0.02 of residual income that remained in the fund after payment of the March dividend.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.

       As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

       Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

-----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                              PERIODS ENDED JUNE 30, 1999
                                           ----------------------------------
                                           6 MONTHS      1 YEAR      5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             12.4%        22.8%       27.9%
   Russell 2000 Index                         9.3          1.5        15.4
   Wilshire 5000 Index                       11.8         19.5        25.7
   MSCI EAFE Index                            4.1          7.9         8.5
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -1.4%         3.2%        7.8%
   Lehman 10 Year Municipal Bond Index       -1.7          2.3         6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.7         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.4%         2.0%        2.3%
-----------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

       Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

       Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).

       Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS

The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.

       Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS

Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).

       Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

FUND PROFILE
BALANCED INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 8 and 9.


TOTAL FUND CHARACTERISTICS
----------------------------------------------------------
Yield                                                 3.2%
Turnover Rate                                         32%*
Expense Ratio                                       0.20%*
Cash Reserves                                         0.4%

*Annualized.

FUND ASSET ALLOCATION
----------------------------------------------------------
STOCKS                                                 61%
BONDS                                                  39%


TOTAL FUND VOLATILITY MEASURES
----------------------------------------------------------
                                  BALANCED             S&P
                                     INDEX             500
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  0.61            1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------------------
Microsoft Corp.                                    3.3%
General Electric Co.                               2.6
International Business Machines Corp.              1.7
Wal-Mart Stores, Inc.                              1.5
Cisco Systems, Inc.                                1.5
Lucent Technologies, Inc.                          1.5
Intel Corp.                                        1.4
Exxon Corp.                                        1.3
AT&T Corp.                                         1.3
Merck & Co., Inc.                                  1.3
-------------------------------------------------------
Top Ten                                           17.4%
-------------------------------------------------------
Top Ten as % of Total Net Assets                  10.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                    JUNE 30, 1998                   JUNE 30, 1999
                                  -------------------------------------------------------
                                      BALANCED               BALANCED           WILSHIRE
                                       INDEX                  INDEX               5000
                                  -------------------------------------------------------
Auto & Transportation                   3.4%                   2.6%                2.6%
Consumer Discretionary                 13.1                   14.9                14.9
Consumer Staples                        8.6                    6.5                 6.6
Financial Services                     20.2                   17.8                17.7
Health Care                            11.1                   10.3                10.4
Integrated Oils                         4.1                    3.3                 3.3
Other Energy                            1.9                    1.8                 1.8
Materials & Processing                  5.6                    3.8                 3.8
Producer Durables                       3.9                    3.8                 3.8
Technology                             13.1                   19.4                19.2
Utilities                               9.8                   10.9                11.0
Other                                   5.2                    4.9                 4.9
-----------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-----------------------------------------------------------
                                  BALANCED        WILSHIRE
                                     INDEX            5000
-----------------------------------------------------------
Number of Stocks                     3,017           7,167
Median Market Cap                   $35.0B          $35.1B
Price/Earnings Ratio                 27.8x           27.8x
Price/Book Ratio                      4.5x            4.5x
Dividend Yield                        1.2%            1.2%
Return on Equity                     21.4%           21.4%
Earnings Growth Rate                 16.0%           16.0%
Foreign Holdings                      0.1%            0.1%

EQUITY INVESTMENT FOCUS
-----------------------------
STYLE
MARKET CAP

VALUE  BLEND  GROWTH
                     LARGE

                     MEDIUM

                     SMALL

FIXED-INCOME CHARACTERISTICS
-----------------------------------------------------------
                                  BALANCED
                                     INDEX         LEHMAN*
-----------------------------------------------------------
Number of Bonds                        419           7,520
Yield to Maturity                     6.5%            6.6%
Average Coupon                        7.3%            6.8%
Average Maturity                 9.1 years       9.0 years
Average Quality                        Aa1             Aaa
Average Duration                 5.0 years       4.9 years

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
------------------------------------
AVERAGE MATURITY
CREDIT QUALITY

SHORT  MEDIUM  LONG

                    TREASURY/
                    AGENCY

                    INVESTMENT-GRADE
                    CORPORATE

                    BELOW
                    INVESTMENT-GRADE

DISTRIBUTION BY ISSUER (% OF BONDS)
-------------------------------------------------------
Asset-Backed                                       4.3%
Finance                                           13.9
Foreign                                            4.9
Industrial                                        10.6
Mortgage                                          35.0
Treasury/Agency                                   26.8
Utilities                                          4.5
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------------------
Treasury/Agency                                   26.8%
Aaa                                               41.1
Aa                                                 6.1
A                                                 12.9
Baa                                               13.1
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
BALANCED INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 9, 1992-JUNE 30, 1999
------------------------------------------------------------
                BALANCED INDEX FUND           COMPOSITE
                                                INDEX*
FISCAL     CAPITAL    INCOME       TOTAL        TOTAL
YEAR       RETURN     RETURN       RETURN       RETURN
------------------------------------------------------------
1992         2.9%       0.8%         3.7%         3.8%
1993         6.1        3.9         10.0         10.7
1994        -5.2        3.6         -1.6         -1.2
1995        24.0        4.6         28.6         29.0
1996        10.0        3.9         13.9         14.0
1997        18.2        4.0         22.2         22.5
1998        14.3        3.6         17.9         18.1
1999**       5.0        1.4          6.4          6.4
------------------------------------------------------------

 *60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                          INCEPTION                                -------------------------------
                            DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------
Balanced Index Fund*      11/9/1992      13.23%      18.28%        11.02%        3.95%      14.97%
--------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The fund's Wilshire 5000 Index common stocks are listed in descending market value order; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
-----------------------------------------------------------------------------------
COMMON STOCKS (59.0%)(1)
-----------------------------------------------------------------------------------
-   Microsoft Corp.                                     542,100           $ 48,891
    General Electric Co.                                349,513             39,495
    International Business
      Machines Corp.                                    196,100             25,346
    Wal-Mart Stores, Inc.                               477,300             23,030
-   Cisco Systems, Inc.                                 344,775             22,173
    Lucent Technologies, Inc.                           324,902             21,910
    Intel Corp.                                         356,000             21,182
    Exxon Corp.                                         260,300             20,076
    AT&T Corp.                                          336,417             18,776
    Merck & Co., Inc.                                   253,118             18,731
    Citigroup, Inc.                                     362,627             17,225
-   MCI WorldCom, Inc.                                  199,781             17,194
    The Coca-Cola Co.                                   263,900             16,494
    American International
      Group, Inc.                                       132,386             15,497
    Pfizer, Inc.                                        138,700             15,222
    Bristol-Myers Squibb Co.                            213,100             15,010
    Johnson & Johnson                                   142,906             14,005
    Bank of America Corp.                               185,550             13,603
-   America Online, Inc.                                115,616             12,775
    Procter & Gamble Co.                                141,400             12,620
    SBC Communications Inc.                             209,433             12,147
-   Berkshire Hathaway Class A                              158             10,886
    Hewlett-Packard Co.                                 108,250             10,879
    Bell Atlantic Corp.                                 165,008             10,787
    Philip Morris Cos., Inc.                            258,200             10,376
    Home Depot, Inc.                                    158,798             10,232
-   Dell Computer Corp.                                 272,200             10,071
    BellSouth Corp.                                     206,800              9,694
    Time Warner, Inc.                                   130,100              9,562
    Ameritech Corp.                                     117,200              8,614
    Eli Lilly & Co.                                     117,256              8,398
    Schering-Plough Corp.                               157,900              8,369
    Mobil Corp.                                          83,400              8,257
    E.I. du Pont de Nemours & Co.                       120,701              8,245
    American Home Products Corp.                        139,800              8,038
    GTE Corp.                                           103,600              7,848
    The Chase Manhattan Corp.                            90,144              7,809
    Fannie Mae                                          110,000              7,521
    Wells Fargo Co.                                     175,740              7,513
    Bank One Corp.                                      125,804              7,493
    Abbott Laboratories                                 161,900              7,366
    Ford Motor Co.                                      129,900              7,331
    The Walt Disney Co.                                 220,800              6,803
    Chevron Corp.                                        69,897              6,653
    Morgan Stanley Dean
      Witter & Co.                                       61,320              6,285
    American Express Co.                                 47,984              6,244
    Motorola, Inc.                                       64,400              6,102
    PepsiCo, Inc.                                       157,400              6,089
    Warner-Lambert Co.                                   87,380              6,062
    Texas Instruments, Inc.                              41,754              6,054
    McDonald's Corp.                                    145,300              6,003
-   EMC Corp.                                           107,880              5,933
-   Sun Microsystems, Inc.                               82,890              5,709
-   Oracle Corp.                                        152,930              5,677
    Sprint Corp.                                         94,980              5,016
    First Union Corp.                                   105,108              4,940
    Gillette Co.                                        118,816              4,871
    Medtronic, Inc.                                      62,121              4,838
-   MediaOne Group, Inc.                                 64,500              4,797
    Charles Schwab Corp.                                 43,502              4,780

----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
----------------------------------------------------------------------------------
    General Motors Corp.                                 69,401           $  4,580
    The Gap, Inc.                                        90,788              4,573
    The Boeing Co.                                      102,862              4,545
    Freddie Mac                                          74,100              4,298
    Compaq Computer Corp.                               180,690              4,280
    Xerox Corp.                                          70,484              4,163
-   Yahoo!, Inc.                                         24,101              4,151
    AlliedSignal Inc.                                    58,900              3,711
    Minnesota Mining &
      Manufacturing Co.                                  42,500              3,695
    Schlumberger Ltd.                                    57,892              3,687
    Anheuser-Busch Cos., Inc.                            50,531              3,584
    Texaco Inc.                                          57,278              3,580
    United Technologies Corp.                            52,936              3,795
    Waste Management, Inc.                               64,949              3,491
    Associates First Capital Corp.                       77,012              3,412
-   CBS Corp.                                            75,829              3,294
-   Amgen, Inc.                                          53,742              3,271
    Kimberly-Clark Corp.                                 57,324              3,267
-   Viacom Inc. Class B                                  71,444              3,143
    Carnival Corp.                                       64,700              3,138
    Computer Associates
      International, Inc.                                56,912              3,130
    U S WEST, Inc.                                       53,169              3,124
    Allstate Corp.                                       86,752              3,112
    Walgreen Co.                                        105,570              3,101
    Merrill Lynch & Co., Inc.                            38,531              3,080
    Colgate-Palmolive Co.                                31,100              3,071
    Enron Corp.                                          37,095              3,032
    Dayton Hudson Corp.                                  46,600              3,029
    Dow Chemical Co.                                     23,426              2,972
    The Bank of New York Co., Inc.                       80,462              2,952
    Electronic Data Systems Corp.                        52,100              2,947
    Emerson Electric Co.                                 46,201              2,905
-   Applied Materials, Inc.                              39,200              2,896
    Atlantic Richfield Co.                               34,500              2,883
    Automatic Data Processing, Inc.                      65,099              2,864
-   Tellabs, Inc.                                        41,036              2,772
    Comcast Corp. Class A Special                        71,518              2,749
-   Sprint PCS                                           46,720              2,669
    Fleet Financial Group, Inc.                          60,028              2,664
    U.S. Bancorp                                         77,063              2,620
    J.P. Morgan & Co., Inc.                              18,600              2,613
    Monsanto Co.                                         66,200              2,611
-   Safeway, Inc.                                        52,410              2,594
    MBNA Corp.                                           84,698              2,594
-   Clear Channel
      Communications, Inc.                               35,472              2,445
-   Qwest Communications
      International Inc.                                 73,920              2,444
-   The Kroger Co.                                       87,336              2,440
    Household International, Inc.                        50,984              2,415
    Alcoa Inc.                                           38,780              2,399
    SunTrust Banks, Inc.                                 33,877              2,352
    Eastman Kodak Co.                                    34,314              2,325
-   QUALCOMM, Inc.                                       16,100              2,310
    First Data Corp.                                     46,966              2,298
    Caterpillar, Inc.                                    37,934              2,276
    National City Corp.                                  34,524              2,261
    Albertson's, Inc.                                    43,790              2,258
    Washington Mutual, Inc.                              62,701              2,218
    Lowe's Cos., Inc.                                    39,092              2,216
    International Paper Co.                              43,515              2,197
    Campbell Soup Co.                                    47,236              2,190
    Sara Lee Corp.                                       96,302              2,185
    Illinois Tool Works, Inc.                            26,550              2,177
-   Level 3 Communications, Inc.                         36,100              2,168
-   Amazon.com, Inc.                                     17,100              2,140
    Gannett Co., Inc.                                    29,923              2,136
    Marsh & McLennan Cos., Inc.                          28,100              2,121
    Halliburton Co.                                      46,794              2,117
    ALLTEL Corp.                                         29,498              2,109
    CVS Corp.                                            41,282              2,095
    Duke Energy Corp.                                    38,412              2,089
-   Cox Communications Class A                           56,028              2,062
    Firstar Corp.                                        73,184              2,049
-   At Home Corp. Series A                               37,660              2,031
    Raytheon Co. Class B                                 28,800              2,027
    Mellon Bank Corp.                                    55,548              2,020
    American General Corp.                               26,683              2,011
-   eBay Inc.                                            13,200              1,998
    Southern Co.                                         74,000              1,961
    CIGNA Corp.                                          21,877              1,947
    Williams Cos., Inc.                                  45,208              1,924
    H.J. Heinz Co.                                       38,200              1,915
    NIKE, Inc. Class B                                   29,839              1,889
    Baxter International, Inc.                           31,105              1,886
    Fifth Third Bancorp                                  28,255              1,881
-   Costco Cos., Inc.                                    23,165              1,855
    Cardinal Health, Inc.                                28,788              1,846
    Pitney Bowes, Inc.                                   28,669              1,842
    Wachovia Corp.                                       21,451              1,835
    PNC Bank Corp.                                       31,840              1,835
-   Boston Scientific Corp.                              41,548              1,825
    Corning, Inc.                                        26,000              1,823
    Sears, Roebuck & Co.                                 40,700              1,814
-   Solectron Corp.                                      26,400              1,760
-   Cendant Corp.                                        85,679              1,756
-   Priceline.com Inc.                                   15,100              1,745
-   FDX Corp.                                            31,052              1,684
    Guidant Corp.                                        31,640              1,627
    BankBoston Corp.                                     31,409              1,606
    The Equitable Cos.                                   23,800              1,595
-   Best Buy Co., Inc.                                   23,600              1,593
    Columbia/HCA Healthcare Corp.                        68,659              1,566
    Honeywell, Inc.                                      13,431              1,556
    Avon Products, Inc.                                  27,918              1,549
    Lockheed Martin Corp.                                41,540              1,547
    KeyCorp                                              48,070              1,544
    Burlington Northern
      Santa Fe Corp.                                     49,623              1,538
    Omnicom Group Inc.                                   19,152              1,532
-   NEXTEL Communications, Inc.                          30,346              1,523
    May Department Stores Co.                            37,182              1,520
    Union Pacific Corp.                                  26,010              1,517
-   Staples, Inc.                                        49,005              1,516
    Bestfoods                                            30,345              1,502
    State Street Corp.                                   17,001              1,451
    Weyerhaeuser Co.                                     21,095              1,450
    The Hartford Financial
      Services Group Inc.                                24,480              1,427
    Kellogg Co.                                          43,000              1,419
    Providian Financial Corp.                            14,914              1,394
    Newell Rubbermaid, Inc.                              29,742              1,383
    ConAgra, Inc.                                        51,403              1,369
    Textron, Inc.                                        16,619              1,368

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
                                                         SHARES              (000)
----------------------------------------------------------------------------------
    Phillips Petroleum Co.                               26,800           $  1,348
    Aetna Inc.                                           15,049              1,346
    AFLAC, Inc.                                          28,074              1,344
    J.C. Penney Co., Inc.                                27,661              1,343
    Coca-Cola Enterprises, Inc.                          45,100              1,342
-   BMC Software, Inc.                                   24,730              1,335
-   AMR Corp.                                            19,212              1,311
    Intimate Brands, Inc.                                27,615              1,308
    The Clorox Co.                                       12,246              1,308
    General Mills, Inc.                                  16,267              1,307
-   Kohl's Corp.                                         16,900              1,304
    PG&E Corp.                                           40,040              1,301
    Interpublic Group of Cos., Inc.                      14,600              1,265
    BB&T Corp.                                           34,064              1,250
    United Healthcare Corp.                              19,879              1,245
    U.S. Trust Corp.                                     13,298              1,230
-   Compuware Corp.                                      38,400              1,222
    Texas Utilities Co.                                  29,610              1,221
    Rockwell International Corp.                         19,883              1,208
    The Chubb Corp.                                      17,241              1,198
    Norfolk Southern Corp.                               39,700              1,196
    Capital One Financial Corp.                          20,999              1,169
-   AES Corp.                                            20,114              1,169
    Baker Hughes, Inc.                                   34,734              1,163
    Mattel, Inc.                                         43,990              1,163
-   Federated Department
      Stores, Inc.                                       21,954              1,162
-   Computer Sciences Corp.                              16,634              1,151
    Northern Trust Corp.                                 11,800              1,145
    Lincoln National Corp.                               21,600              1,130
    TJX Cos., Inc.                                       33,700              1,123
-   CMGI Inc                                              9,800              1,118
    Wrigley, (Wm.) Jr. Co.                               12,400              1,116
    Delphi Automotive Systems Corp.                      60,047              1,115
    Aon Corp.                                            26,991              1,113
    Southwest Airlines Co.                               35,761              1,113
    Ingersoll-Rand Co.                                   17,200              1,111
    The McGraw-Hill Cos., Inc.                           20,596              1,111
    Consolidated Edison Inc.                             24,378              1,103
    Progressive Corp. of Ohio                             7,600              1,102
-   Unisys Corp.                                         28,200              1,098
-   Immunex Corp.                                         8,600              1,096
    Vodafone AirTouch PLC ADR                             5,550              1,093
    Franklin Resources Corp.                             26,766              1,087
    PPG Industries, Inc.                                 18,400              1,087
    Tribune Co.                                          12,411              1,081
    Linear Technology Corp.                              15,800              1,062
    Frontier Corp.                                       17,957              1,059
-   Micron Technology, Inc.                              26,264              1,059
    Sysco Corp.                                          35,389              1,055
    USX-Marathon Group                                   32,047              1,043
    FPL Group, Inc.                                      19,100              1,043
    CSX Corp.                                            22,996              1,042
    Ralston-Ralston Purina Group                         34,229              1,042
    IMS Health, Inc.                                     33,300              1,041
    Masco Corp.                                          35,900              1,037
    Conseco Inc.                                         33,831              1,030
    Tandy Corp.                                          20,800              1,017
-   3Com Corp.                                           37,925              1,012
-   Biogen, Inc.                                         15,600              1,003
    Unocal Corp.                                         25,300              1,002
    The Limited, Inc.                                    22,088              1,002
    Edison International                                 37,300                998
    PECO Energy Corp.                                    23,700                992
    Deere & Co.                                          24,941                988
    Pioneer Hi-Bred International, Inc.                  25,375                988
-   Gateway, Inc.                                        16,578                978
    Circuit City Stores, Inc.                            10,494                976
    Transamerica Corp.                                   13,000                975
    Comerica, Inc.                                       16,333                971
    The Goodyear Tire & Rubber Co.                       16,487                970
    Air Products & Chemicals, Inc.                       24,072                969
    Public Service Enterprise
      Group, Inc.                                        23,560                963
-   E*TRADE Group, Inc.                                  24,000                958
    Loews Corp.                                          12,100                957
    The Quaker Oats Co.                                  14,400                956
    Archer-Daniels-Midland Co.                           61,842                955
    Rohm & Haas Co.                                      22,248                954
    Marriott International, Inc.
      Class A                                            25,478                952
    Mercantile Bancorp, Inc.                             16,508                943
    McKesson HBOC, Inc.                                  29,249                940
-   Novell, Inc.                                         35,300                935
-   Maxim Integrated Products, Inc.                      14,000                931
    General Dynamics Corp.                               13,332                913
-   Lexmark International Group, Inc.
      Class A                                            13,800                912
    Coastal Corp.                                        22,462                898
    Hershey Foods Corp.                                  15,116                897
    Regions Financial Corp.                              23,117                888
    Dominion Resources, Inc.                             20,479                887
    Unicom Corp.                                         22,800                879
    Georgia Pacific Group                                18,518                877
    Harley-Davidson, Inc.                                16,100                875
-   Autonation Inc.                                      48,830                870
    Fort James Corp.                                     22,928                868
    Delta Air Lines, Inc.                                15,058                868
-   Xilinx, Inc.                                         15,100                864
-   Tricon Global Restaurants, Inc.                      15,902                861
-   Office Depot, Inc.                                   38,687                853
-   Kmart Corp.                                          51,700                850
-   Analog Devices, Inc.                                 16,766                841
-   Veritas Software Corp.                                8,800                835
    Dover Corp.                                          23,716                830
    Reliant Energy, Inc.                                 29,871                825
-   Chancellor Media Corp.                               14,900                821
    Paychex, Inc.                                        25,677                818
    Entergy Corp.                                        26,087                815
    Danaher Corp.                                        14,000                814
-   Cablevision Systems Corp.
      Class B                                            11,500                805
-   Metromedia Fiber Network, Inc.                       22,400                805
    UNUM Corp.                                           14,700                805
    Burlington Resources, Inc.                           18,550                802
    Praxair, Inc.                                        16,389                802
    Dana Corp.                                           17,403                802
    Donaldson, Lufkin & Jenrette, Inc.                   13,300                801
    SLM Holding Corp.                                    17,350                795
    St. Paul Cos., Inc.                                  24,936                793
    Cintas Corp.                                         11,800                793
    Allergan, Inc.                                        7,100                788
    Royal Caribbean Cruises, Ltd.                        18,000                787
    Huntington Bancshares Inc.                           22,472                786
-   CNA Financial Corp.                                  19,500                786
-   Apple Computer, Inc.                                 16,966                786

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
-----------------------------------------------------------------------------------
    Becton, Dickinson & Co.                              26,032           $    781
    FirstEnergy Corp.                                    25,091                778
    Republic New York Corp.                              11,340                773
    Summit Bancorp                                       18,410                770
    Occidental Petroleum Corp.                           36,038                761
    American Electric Power Co., Inc.                    20,253                761
-   Altera Corp.                                         20,400                751
    Lehman Brothers Holdings, Inc.                       11,960                744
    Browning-Ferris Industries, Inc.                     17,300                744
-   General Instrument Corp.                             17,500                744
    Fortune Brands, Inc.                                 17,900                741
    Jefferson-Pilot Corp.                                11,125                736
    Avery Dennison Corp.                                 12,187                736
    Kansas City Southern
      Industries, Inc.                                   11,500                734
-   Uniphase Corp.                                        4,300                714
    Marshall & Ilsley Corp.                              11,078                713
    PaineWebber Group, Inc.                              15,200                711
-   Starbucks Corp.                                      18,900                710
-   Outdoor Systems, Inc.                                19,400                708
-   VeriSign, Inc.                                        8,200                707
    New York Times Co. Class A                           19,100                703
    Equity Office Properties Trust REIT                  27,284                699
    TRW, Inc.                                            12,714                698
-   Broadcast.com, Inc.                                   5,200                694
    Eaton Corp.                                           7,500                690
-   Global TeleSystems Group, Inc.                        8,500                688
    Union Carbide Corp.                                  14,081                686
    Carolina Power & Light Co.                           16,000                685
-   LSI Logic Corp.                                      14,804                683
    MBIA, Inc.                                           10,516                681
-   NTL Inc.                                              7,867                678
    Rite Aid Corp.                                       27,350                673
    UnionBanCal Corp.                                    18,600                672
-   ALZA Corp.                                           13,200                671
    Nabisco Group Holdings Corp.                         34,299                671
-   Inktomi Corp.                                         5,100                671
-   Knight/Trimark Group, Inc.                           11,000                663
    Dollar General Corp.                                 22,875                663
    Cincinnati Financial Corp.                           17,647                663
    SouthTrust Corp.                                     17,272                663
-   HEALTHSOUTH Corp.                                    44,358                663
    Maytag Corp.                                          9,471                660
-   AmeriTrade Holding Corp.                              6,200                657
-   Seagate Technology Inc.                              25,468                653
    Genuine Parts Co.                                    18,645                653
    Estee Lauder Cos. Class A                            13,000                652
-   Teradyne, Inc.                                        9,000                646
-   VISIX Inc.                                            8,116                643
-   ADC Telecommunications, Inc.                         14,100                642
    Union Planters Corp.                                 14,259                637
-   Univision Communications Inc.                         9,500                627
    Dun & Bradstreet Corp.                               17,600                624
    SAFECO Corp.                                         14,106                622
-   General Motors Corp. Class H                         13,038                733
-   Siebel Systems, Inc.                                  9,321                619
    Stryker Corp.                                        10,200                613
    Johnson Controls, Inc.                                8,823                611
-   KLA-Tencor Corp.                                      9,400                610
    DTE Energy Co.                                       15,226                609
    Consolidated Natural Gas Co.                          9,979                606
    ServiceMaster Co.                                    32,250                605
-   Tenet Healthcare Corp.                               32,382                601
-   Conexant Systems, Inc.                               10,341                600
-   Wellpoint Health Networks Inc.
      Class A                                             7,068                600
    PE Corp.-PE Biosystems Group                          5,225                599
-   NCR Corp.                                            12,281                599
    Golden West Financial Corp.                           6,087                596
    Molex, Inc.                                          16,087                595
    Galileo International, Inc.                          11,100                593
    Washington Post Co. Class B                           1,100                591
    Food Lion Inc. Class A                               49,600                589
-   Healtheon Corp.                                       7,600                585
    Ecolab, Inc.                                         13,344                582
    Leggett & Platt, Inc.                                20,800                578
    Winn-Dixie Stores, Inc.                              15,643                578
-   Concord EFS, Inc.                                    13,652                578
-   Intuit, Inc.                                          6,400                577
    Whirlpool Corp.                                       7,778                575
-   Quintiles Transnational Corp.                        13,691                575
    CenturyTel, Inc.                                     14,462                575
    Black & Decker Corp.                                  9,075                573
    Sempra Energy                                        25,272                572
    Provident Cos., Inc.                                 14,280                571
    Amerada Hess Corp.                                    9,557                569
    Starwood Hotels & Resorts
      Worldwide, Inc.                                    18,587                568
    Cooper Industries, Inc.                              10,904                567
-   Bed Bath & Beyond, Inc.                              14,696                566
    PacifiCorp                                           30,787                566
-   RealNetworks, Inc.                                    8,200                565
    Hasbro, Inc.                                         20,150                563
    GPU, Inc.                                            13,340                563
    UST, Inc.                                            19,229                562
    Columbia Energy Group                                 8,917                559
    Conoco Inc.                                          20,000                557
    Equity Residential Properties
      Trust REIT                                         12,343                556
-   USA Networks, Inc.                                   13,820                554
    Service Corp. International                          28,781                554
    Ameren Corp.                                         14,434                554
-   Toys R Us, Inc.                                      26,536                549
    MGIC Investment Corp.                                11,271                548
    Tyson Foods, Inc.                                    24,260                546
    Synovus Financial Corp.                              27,453                546
    Vastar Resources, Inc.                               10,400                545
    First American Corp. (Tenn.)                         13,086                544
    Equifax, Inc.                                        15,240                544
-   Comverse Technology, Inc.                             7,150                540
-   Convergys Corp.                                      28,000                539
    W.W. Grainger, Inc.                                   9,989                537
-   Abercrombie & Fitch Co.                              11,198                537
    Bear Stearns Co., Inc.                               11,488                537
    Willamette Industries, Inc.                          11,657                537
-   Broadcom Corp.                                        3,700                535
-   The Goldman Sachs Group, Inc.                         7,400                535
-   United International Holdings, Inc.
      Class A                                             7,900                534
-   Owens-Illinois, Inc.                                 16,272                532
    First Security Corp.                                 19,462                530
    VF Corp.                                             12,400                530
    Cinergy Corp.                                        16,462                527
-   Vitesse Semiconductor Corp.                           7,800                526
    Central & South West Corp.                           22,500                526
    CMS Energy Corp.                                     12,500                523


                                      14
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
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                                                                            MARKET
                                                                            VALUE*
                                                         SHARES              (000)
-----------------------------------------------------------------------------------
    First Tennessee National Corp.                       13,600           $    521
-   Gulfstream Aerospace Corp.                            7,700                520
    Parker Hannifin Corp.                                11,353                519
    R.R. Donnelley & Sons Co.                            14,010                519
    Dow Jones & Co., Inc.                                 9,766                518
    Adobe Systems, Inc.                                   6,300                517
-   Exodus Communications, Inc.                           4,300                516
-   Sealed Air Corp.                                      7,919                514
    Vulcan Materials Co.                                 10,600                511
    H & R Block, Inc.                                    10,224                511
-   Citrix Systems, Inc.                                  9,000                508
    Countrywide Credit Industries, Inc.                  11,890                508
    Zions Bancorp                                         8,000                508
    Sherwin-Williams Co.                                 18,268                507
    Torchmark Corp.                                      14,800                505
-   U.S. Cellular Corp.                                   9,300                497
    Charter One Financial                                17,808                495
    Nordstrom, Inc.                                      14,764                495
    The Times Mirror Co. Class A                          8,344                494
    The CIT Group, Inc.                                  17,100                494
    T. Rowe Price                                        12,800                491
-   Infinity Broadcasting Corp.                          16,500                491
    Northrop Grumman Corp.                                7,363                488
    International Flavors &
      Fragrances, Inc.                                   10,939                485
-   Ceridian Corp.                                       14,700                480
    Old Kent Financial Corp.                             11,448                479
    Anadarko Petroleum Corp.                             13,000                479
    Champion International Corp.                          9,981                478
    Biomet, Inc.                                         12,000                477
    PP&L Resources Inc.                                  15,452                475
    Raytheon Co. Class A                                  6,845                471
    Constellation Energy Group                           15,900                471
    Brown-Forman Corp. Class B                            7,200                469
-   Weatherford International, Inc.                      12,793                469
    New Century Energies, Inc.                           12,070                468
    Telephone & Data Systems, Inc.                        6,400                468
-   NorthPoint Communications
      Group, Inc.                                        12,800                467
-   Smurfit-Stone Container Corp.                        22,719                467
-   AutoZone Inc.                                        15,500                467
    Allegheny Teledyne Inc.                              20,580                466
-   Loral Space & Communications                         25,800                464
    Kerr-McGee Corp.                                      9,210                462
    Simon Property Group, Inc. REIT                      18,084                459
    The Mead Corp.                                       10,900                455
    Reader's Digest Assn., Inc.
      Class A                                            11,300                449
-   Saks Inc.                                            15,536                449
    Apache Corp.                                         11,500                449
-   eToys Inc.                                           10,900                444
    El Paso Energy Corp.                                 12,596                443
-   Sanmina Corp.                                         5,800                440
    M & T Bank Corp.                                        800                440
    Knight Ridder                                         7,993                439
    AmSouth Bancorp                                      18,875                438
    Union Pacific Resources
      Group, Inc.                                        26,737                436
    Bausch & Lomb, Inc.                                   5,700                436
-   National Semiconductor Corp.                         17,200                435
    Family Dollar Stores, Inc.                           18,100                434
    Nucor Corp.                                           9,141                434
-   Jones Apparel Group, Inc.                            15,857                544
    Tenneco, Inc.                                        18,100                432
    PACCAR, Inc.                                          8,041                429
-   McLeodUSA, Inc. Class A                               7,800                429
    The Pepsi Bottling Group, Inc.                       18,500                427
    ITT Industries, Inc.                                 11,093                423
    Public Storage, Inc. REIT                            15,044                421
-   Rhythms NetConnections Inc.                           7,200                420
-   Quantum Corp.                                        17,400                420
    Allegheny Energy, Inc.                               13,000                417
    Eastman Chemical Co.                                  8,050                417
    KeySpan Corp.                                        15,754                416
    Popular, Inc.                                        13,700                415
-   Network Appliance, Inc.                               7,400                413
    AMBAC Financial Group Inc.                            7,200                411
-   PeopleSoft, Inc.                                     23,800                411
    Florida Progress Corp.                                9,900                409
    Montana Power Co.                                     5,800                409
-   DST Systems, Inc.                                     6,500                409
-   Fiserv, Inc.                                         13,050                409
-   Lycos, Inc.                                           4,436                408
    Reynolds Metals Co.                                   6,900                407
-   SunGard Data Systems, Inc.                           11,800                407
    Reliastar Financial Corp.                             9,238                404
-   CNET, Inc.                                            7,000                403
    Diamond Offshore Drilling, Inc.                      14,200                403
-   Forest Laboratories, Inc.                             8,700                402
-   Hispanic Broadcasting Corp.                           5,300                402
    Tosco Corp.                                          15,500                402
    Hercules, Inc.                                       10,175                400
-   Covad Communications Group, Inc.                      7,500                400
-   Genzyme Corp.                                         8,200                398
    Temple-Inland Inc.                                    5,800                396
    Comdisco, Inc.                                       15,400                395
-   Synopsys, Inc.                                        7,145                394
-   Jabil Circuit, Inc.                                   8,700                393
    Northern States Power Co.                            16,200                392
-   American Power Conversion Corp.                      19,400                390
-   QLogic Corp.                                          2,946                389
-   SPX Corp.                                             4,655                389
-   Chiron Corp.                                         18,704                388
-   US Airways Group, Inc.                                8,905                388
    Dial Corp.                                           10,400                387
-   Republic Services, Inc. Class A                      15,600                386
-   Parametric Technology Corp.                          27,742                385
-   Adaptec, Inc.                                        10,900                385
    Sonat, Inc.                                          11,600                384
-   Allied Waste Industries, Inc.                        19,375                383
    Dillard's Inc.                                       10,839                381
    E.W. Scripps Co. Class A                              8,000                381
-   Cadence Design Systems, Inc.                         29,733                379
    Total System Services, Inc.                          19,900                378
    Hilton Hotels Corp.                                  26,535                376
    Case Corp.                                            7,773                374
    Harcourt General, Inc.                                7,200                371
-   Andrx Corp.                                           4,800                370
    Federal-Mogul Corp.                                   7,100                369
-   Century Communications Corp.
      Class A                                             7,997                368
-   Allegiance Telecom, Inc.                              6,700                368
-   Express Scripts                                       6,100                367
-   DoubleClick Inc.                                      4,000                367
-   MedImmune Inc.                                        5,400                366
-   Sterling Commerce, Inc.                              10,007                365

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                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
----------------------------------------------------------------------------------
    Wendy's International, Inc.                          12,900           $    365
    Phelps Dodge Corp.                                    5,894                365
    Potomac Electric Power Co.                           12,400                365
    Mylan Laboratories, Inc.                             13,650                362
-   SCI Systems, Inc.                                     7,600                361
-   American Tower Corp. Class A                         15,030                361
-   R.J. Reynolds Tobacco
      Holdings, Inc.                                     11,433                360
    Green Point Financial Corp.                          10,800                354
    Cincinnati Bell, Inc.                                14,200                354
    Crown Cork & Seal Co., Inc.                          12,422                354
    NiSource, Inc.                                       13,700                354
-   Electronic Arts Inc.                                  6,500                353
    Allmerica Financial Corp.                             5,789                352
    Sigma-Aldrich Corp.                                  10,203                351
-   Pacificare Health Systems, Inc.                       4,880                351
-   Watson Pharmaceuticals, Inc.                         10,000                351
    Pinnacle West Capital Corp.                           8,700                350
    Newmont Mining Corp.                                 17,614                350
-   Navistar International Corp.                          7,000                350
-   SDL, Inc.                                             6,800                347
-   UAL Corp.                                             5,300                345
-   Litton Industries, Inc.                               4,800                344
-   Lear Corp.                                            6,900                343
-   Portal Software, Inc.                                 7,400                343
-   Ariba, Inc.                                           3,500                340
-   Fox Entertainment Group, Inc.
      Class A                                            12,600                339
    Energy East Corp.                                    13,000                338
    Tiffany & Co.                                         3,500                338
-   MGM Grand, Inc.                                       6,871                337
-   American Standard Cos., Inc.                          7,000                336
-   Emulex Corp.                                          3,000                334
-   Centocor, Inc.                                        7,152                333
-   Mirage Resorts, Inc.                                 19,898                333
    Symbol Technologies, Inc.                             9,038                333
    Nalco Chemical Co.                                    6,400                332
    FINOVA Group, Inc.                                    6,300                332
-   Sybron International Corp.                           12,008                331
-   Waters Corp.                                          6,200                329
    Harris Corp.                                          8,400                329
-   Thermo Electron Corp.                                16,359                328
    Engelhard Corp.                                      14,500                328
    ProLogis Trust REIT                                  16,152                327
    Deluxe Corp.                                          8,400                327
-   Iron Mountain, Inc.                                  11,400                326
    Starwood Financial Trust REIT                         5,200                322
    Viad Corp.                                           10,400                322
-   Summit Technology, Inc.                              14,600                321
    Crescent Real Estate, Inc. REIT                      13,500                321
-   Verio Inc.                                            4,600                320
-   Ames Department Stores, Inc.                          7,000                319
-   Extreme Networks, Inc.                                5,500                319
    Compass Bancshares Inc.                              11,700                319
    The BFGoodrich Co.                                    7,500                319
-   i2 Technologies, Inc.                                 7,400                318
-   CIENA Corp.                                          10,500                317
-   RCN Corp.                                             7,600                316
    Ashland, Inc.                                         7,880                316
    DPL Inc.                                             17,150                315
    DQE Inc.                                              7,850                315
    Darden Restaurants Inc.                              14,400                314
-   Novellus Systems, Inc.                                4,600                314
    Enron Oil & Gas Co.                                  15,500                314
-   Silicon Graphics, Inc.                               19,104                313
    A.G. Edwards & Sons, Inc.                             9,687                312
    Fluor Corp.                                           7,700                312
-   Protection One, Inc.                                 58,000                312
    Unitrin, Inc.                                         7,600                312
    Archstone Communities Trust REIT                     14,187                311
    SuperValu Inc.                                       12,100                311
    Sonoco Products Co.                                  10,370                310
    BHC Communications, Inc. Class A                      2,400                309
-   Outback Steakhouse                                    7,850                309
-   St. Jude Medical, Inc.                                8,642                308
    North Fork Bancorp, Inc.                             14,441                308
    Dynegy,Inc.                                          15,100                308
    Martin Marietta Materials, Inc.                       5,210                307
    TECO Energy, Inc.                                    13,500                307
    Hormel Foods Corp.                                    7,600                306
-   Niagara Mohawk Holdings Inc.                         19,000                305
-   NEXTLINK Communications, Inc.                         4,100                305
-   Rambus Inc.                                           3,300                304
    The Stanley Works                                     9,444                304
    Vornado Realty Trust REIT                             8,600                304
-   Golden State Bancorp Inc.                            13,800                304
    Westvaco Corp.                                       10,450                303
    Hubbell Inc. Class B                                  6,650                302
-   Harrah's Entertainment, Inc.                         13,700                301
-   SFX Entertainment, Inc.                               4,520                301
    New England Electric System                           6,000                301
    Young & Rubicam Inc.                                  6,600                300
-   Promus Hotel Corp.                                    9,636                299
-   Consolidated Stores, Inc.                            11,062                299
-   RF Micro Devices, Inc.                                4,000                299
    Hillenbrand Industries, Inc.                          6,900                298
-   Electronics for Imaging, Inc.                         5,800                298
-   Unitrode Corp.                                       10,378                298
-   Premier Parks Inc.                                    8,100                298
-   Infoseek Corp.                                        6,200                297
    Raychem Corp.                                         8,019                297
-   Nielsen Media Research                               10,066                294
    Metris Cos., Inc.                                     7,218                294
-   Citizens Utilities Co. Class B                       26,281                292
-   MiniMed, Inc.                                         3,800                292
    Wisconsin Energy Corp.                               11,600                291
-   E-Tek Dynamics, Inc.                                  6,100                290
-   VoiceStream Wireless Corp.                           10,200                290
    Sunoco, Inc.                                          9,606                290
-   TV Guide, Inc.                                        7,900                289
-   Redback Networks Inc.                                 2,300                289
-   Health Management Associates
      Class A                                            25,670                289
-   Crown Castle International Corp.                     13,800                287
-   Park Place Entertainment                             29,485                286
    Great Lakes Chemical Corp.                            6,200                286
-   Rational Software Corp.                               8,663                285
-   MindSpring Enterprises, Inc.                          6,400                284
-   DSP Communications, Inc.                              9,800                283
-   MMC Networks, Inc.                                    6,300                282
    LG&E Energy Corp.                                    13,379                281
    USG Corp.                                             5,000                280
-   hi/fn, inc.                                           3,667                279
    Pall Corp.                                           12,566                279
-   Continental Airlines, Inc. Class B                    7,400                278
    ENSCO International, Inc.                            13,924                278

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
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                                                                            MARKET
                                                                            VALUE*
                                                         SHARES              (000)
-----------------------------------------------------------------------------------
    TCA Cable TV, Inc.                                    5,000           $    278
-   Dollar Tree Stores, Inc.                              6,300                277
    Scientific-Atlanta, Inc.                              7,694                277
-   Metro-Goldwyn-Mayer Inc.                             15,176                277
    Host Marriott Corp. REIT                             23,300                277
-   Nabors Industries, Inc.                              11,300                276
    Thomas & Betts Corp.                                  5,800                274
-   Keebler Foods Co.                                     9,000                273
-   Global Marine, Inc.                                  17,700                273
    C.R. Bard, Inc.                                       5,700                273
    Louisiana-Pacific Corp.                              11,449                272
    Associated Banc-Corp.                                 6,533                271
-   HCR Manor Care, Inc.                                 11,200                271
    Transocean Offshore, Inc.                            10,300                270
-   Perot Systems Corp.                                   9,100                268
    Mallinckrodt, Inc.                                    7,366                268
    Apartment Investment &
      Management Co. Class A REIT                         6,260                268
    Brunswick Corp.                                       9,597                268
-   Adelphia Communications Corp.
      Class A                                             4,200                267
-   King World Productions, Inc.                          7,666                267
-   Cygnus Inc.                                          20,488                266
    One Valley Bancorp of
      West Virginia Inc.                                  7,100                266
-   Advanced Micro Devices, Inc.                         14,700                266
    Media General, Inc. Class A                           5,200                265
-   Atmel Corp.                                          10,100                264
    Florida Rock Industries, Inc.                         5,800                264
    FirstMerit Corp.                                      9,395                264
-   Northwest Airlines Corp. Class A                      8,100                263
-   PSINet, Inc.                                          6,000                263
    Transatlantic Holdings, Inc.                          3,500                262
    Lafarge Corp.                                         7,400                262
    Santa Fe International Corp.                         11,400                262
    Travelers Property Casualty Corp.                     6,700                262
    Mercantile Bankshares Corp.                           7,350                260
-   Noble Drilling Corp.                                 13,200                260
-   Legato Systems, Inc.                                  4,495                260
-   MedPartners, Inc.                                    34,224                259
-   BroadVision, Inc.                                     3,500                258
    American Water Works Co., Inc.                        8,300                255
    Bowater Inc.                                          5,400                255
    Snap-On Inc.                                          7,046                255
    SCANA Corp.                                          10,900                255
-   Associated Group, Inc.                                3,908                255
    Hertz Corp. Class A                                   4,100                254
    Waddell & Reed Financial, Inc.
      Class B                                             9,408                254
-   AmeriSource Health Corp.                              9,900                252
    Liz Claiborne, Inc.                                   6,900                252
-   Complete Business Solutions, Inc.                    14,000                251
    Hudson United Bancorp                                 8,199                251
-   PRIMEDIA Inc.                                        14,700                249
    Spieker Properties, Inc. REIT                         6,400                249
    Consolidated Papers                                   9,300                249
    Armstrong World Industries Inc.                       4,300                249
-   Affiliated Computer Services, Inc.
      Class A                                             4,910                249
    USX-U.S. Steel Group                                  9,200                248
    Wesco Financial Corp.                                   800                248
    ICN Pharmaceuticals, Inc.                             7,693                248
    Solutia, Inc.                                        11,600                247
    Southdown, Inc.                                       3,844                247
    Freeport-McMoRan Copper &
      Gold Inc. Class B                                  13,754                247
    Kimco Realty Corp. REIT                               6,300                246
-   Microchip Technology, Inc.                            5,200                246
-   EchoStar Communications Corp.                         1,600                246
    Cummins Engine Co., Inc.                              4,292                245
    American Bankers
      Insurance Group                                     4,500                245
    Mercury General Corp.                                 7,200                245
-   FMC Corp.                                             3,573                244
    TCF Financial Corp.                                   8,756                244
    Centura Banks, Inc.                                   4,318                243
    First Virginia Banks, Inc.                            4,950                243
    Hibernia Corp. Class A                               15,500                243
-   CommScope, Inc.                                       7,900                243
    Dime Bancorp, Inc.                                   12,028                242
    A. H. Belo Corp. Class A                             12,248                241
    Boise Cascade Corp.                                   5,600                241
-   Robert Half International, Inc.                       9,250                241
    Boston Properties, Inc. REIT                          6,700                240
    Premark International, Inc.                           6,400                240
-   Go2Net, Inc.                                          2,600                239
-   Storage Technology Corp.                             10,492                239
-   TriQuint Semiconductor, Inc.                          4,200                239
    Commerce Bancshares, Inc.                             5,921                238
-   Ziff-Davis Inc.                                      15,400                238
    Old Republic International Corp.                     13,725                238
-   CDW Computer Centers, Inc.                            5,400                238
    The St. Joe Co.                                       8,800                238
    Astoria Financial Corp.                               5,400                237
    Bergen Brunswig Corp. Class A                        13,754                237
    Ross Stores, Inc.                                     4,700                237
    Centex Corp.                                          6,300                237
    Comcast Corp. Class A                                 6,600                236
-   Safeguard Scientifics, Inc.                           3,806                236
-   Shaw Industries, Inc.                                14,300                236
-   Sepracor Inc.                                         2,900                236
    Hannaford Brothers Co.                                4,400                235
-   BJ's Wholesale Club, Inc.                             7,800                234
-   Station Casinos, Inc.                                11,500                234
-   BEA Systems, Inc.                                     8,200                234
-   Winstar Communications, Inc.                          4,800                234
    Nabisco Holdings Corp. Class A                        5,400                234
-   Northeast Utilities                                  13,200                233
    Lyondell Chemical Co.                                11,300                233
    IBP, Inc.                                             9,800                233
    The Timber Co.                                        9,200                232
    Conectiv, Inc.                                        9,478                232
-   DII Group, Inc.                                       6,200                231
    Alliant Energy Corp.                                  8,152                231
    McCormick & Co., Inc.                                 7,300                230
-   Security First Technologies Corp.                     5,094                230
    National Community Bancorp                           10,500                230
-   Sterling Software, Inc.                               8,600                230
    IKON Office Solutions, Inc.                          15,300                230
-   Cabletron Systems, Inc.                              17,610                229
    Avalonbay Communities, Inc. REIT                      6,181                229
-   Lands' End, Inc.                                      4,700                228
-   International Network Services                        5,550                224
-   Snyder Communications, Inc.                           6,820                223
    Radian Group, Inc.                                    4,574                223
    American Greetings Corp. Class A                      7,400                223

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                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
-----------------------------------------------------------------------------------
    Bemis Co., Inc.                                       5,600           $    223
-   TMP Worldwide, Inc.                                   3,500                222
    CCB Financial Corp.                                   4,200                222
-   Smith International, Inc.                             5,100                222
    Sotheby's Holdings Class A                            5,800                221
-   InfoSpace.com, Inc.                                   4,700                221
-   Valassis Communications, Inc.                         6,000                220
    Murphy Oil Corp.                                      4,500                220
    Legg Mason Inc.                                       5,700                219
    Flowers Industries, Inc.                             10,100                219
-   American Eagle Outfitters, Inc.                       4,800                218
    American Financial Group, Inc.                        6,400                218
    Protective Life Corp.                                 6,600                218
    Homestake Mining Co.                                 26,600                218
    UST Corp.                                             7,196                218
    UtiliCorp United, Inc.                                8,950                218
-   Vignette Corp.                                        2,900                218
-   Network Associates, Inc.                             14,683                216
    Crane Co.                                             6,850                215
-   Level One Communications                              4,400                215
-   Catalina Marketing Corp.                              2,340                215
-   Humana, Inc.                                         16,633                215
    AVX Corp.                                             8,800                215
-   Sanchez Computer
      Associates, Inc.                                    6,162                213
    Allied Capital Corp.                                  8,880                213
-   CustomTracks Corp.                                    3,800                213
    SEI Corp.                                             2,400                212
    BancWest Corp.                                        5,700                212
-   ISS Group, Inc.                                       5,600                211
    HRPT Properties Trust REIT                           13,800                211
-   MidAmerican Energy Holdings Co.                       6,100                211
-   Apollo Group, Inc. Class A                            7,950                211
-   Gartner Group, Inc. Class A                          10,300                211
-   Jones Intercable Inc.                                 4,300                211
    Johns Manville Corp.                                 16,200                211
-   BJ Services Co.                                       7,126                210
    Cornerstone Properties, Inc. REIT                    13,200                210
-   Acxiom Corp.                                          8,400                209
    AMB Property Corp. REIT                               8,900                209
-   U.S. Foodservice                                      4,900                209
    Peoples Heritage Financial
      Group Inc.                                         11,100                209
-   Cooper Cameron Corp.                                  5,600                208
-   Affymetrix, Inc.                                      4,200                207
    Roper Industries Inc.                                 6,472                207
    Illinova Corp.                                        7,600                207
    Diebold, Inc.                                         7,200                207
-   Sunglass Hut International, Inc.                     12,000                206
    Puget Sound Energy Inc.                               8,580                206
-   J.D. Edwards & Co.                                   11,100                205
    Sovereign Bancorp, Inc.                              16,929                205
-   United Rentals, Inc.                                  6,950                205
-   Thermo Instrument Systems, Inc.                      12,131                205
    Fastenal Co.                                          3,900                205
    IMC Global Inc.                                      11,589                204
    OGE Energy Corp.                                      8,600                204
-   Gentex Corp.                                          7,252                203
    Comair Holdings, Inc.                                 9,750                203
-   Mandalay Resort Group                                 9,600                203
    Investment Technology Group, Inc.                     6,250                202
-   Sawtek Inc.                                           4,400                202
-   Alliance Semiconductor Corp.                         20,300                202
-   Abacus Direct Corp.                                   2,200                201
    Pentair, Inc.                                         4,400                201
    IPALCO Enterprises, Inc.                              9,500                201
-   Barnes & Noble, Inc.                                  7,348                201
    The PMI Group Inc.                                    3,200                201
    Peoples Bank Bridgeport                               6,600                201
-   The IT Group, Inc.                                   12,436                200
    Ryder System, Inc.                                    7,672                199
    Owens Corning                                         5,800                199
-   Tech Data Corp.                                       5,200                199
-   Concentric Network Corp.                              5,000                199
-   Dionex Corp.                                          4,900                198
-   ImClone Systems, Inc.                                 7,800                198
-   Applied Micro Circuits Corp.                          2,400                197
    Ultramar Diamond Shamrock Corp.                       9,037                197
-   EarthLink Network, Inc.                               3,200                197
    Meditrust Corp.                                      15,033                196
    International Game Technology                        10,600                196
    NICOR, Inc.                                           5,140                196
-   InterVU Inc.                                          5,100                195
    Wilmington Trust Corp.                                3,400                195
-   Pixar, Inc.                                           4,500                194
    Duke Realty Investments, Inc. REIT                    8,600                194
    Keystone Financial, Inc.                              6,561                194
    Erie Indemnity Co. Class A                            6,800                194
    Federated Investors, Inc.                            10,800                194
-   Critical Path, Inc.                                   3,500                194
-   SanDisk Corp.                                         4,300                194
    Reynolds & Reynolds Class A                           8,300                193
-   R & B Falcon Corp.                                   20,624                193
    Interstate Bakeries Corp.                             8,600                193
    HON Industries, Inc.                                  6,600                193
    Provident Financial Group, Inc.                       4,400                193
-   Lamar Advertising Co. Class A                         4,700                192
    American National Insurance Co.                       2,700                192
-   Payless ShoeSource, Inc.                              3,580                192
    CNB Bancshares, Inc.                                  3,360                192
-   Apria Healthcare                                     11,200                190
-   Pacific Sunwear of California                         7,800                190
-   Mohawk Industries, Inc.                               6,250                190
    Western Resources, Inc.                               7,100                189
-   AnnTaylor Stores Corp.                                4,200                189
    CNF Transportation, Inc.                              4,900                188
-   Ingram Micro, Inc.                                    7,300                188
    Manpower Inc.                                         8,300                188
    Rouse Co. REIT                                        7,400                188
    CarrAmerica Realty Corp. REIT                         7,500                188
-   Williams Sonoma, Inc.                                 5,384                187
    Millipore Corp.                                       4,600                187
    GATX Corp.                                            4,900                187
    Millennium Chemicals, Inc.                            7,900                186
    Commercial Federal Corp.                              8,011                186
    BEC Energy                                            4,500                186
    Whitman Corp.                                        10,300                185
-   Foundation Health Systems
      Class A                                            12,340                185
-   Howmet International Inc.                            10,700                184
-   Arrow Electronics, Inc.                               9,674                184
    Meritor Automotive, Inc.                              7,166                183
-   Omnipoint Corp.                                       6,300                182
    Meredith Corp.                                        5,264                182
-   MIPS Technologies, Inc.                               3,800                182
-   Brinker International, Inc.                           6,700                182


                                      18
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
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                                                                            MARKET
                                                                            VALUE*
                                                         SHARES              (000)
-----------------------------------------------------------------------------------
    Cooper Tire & Rubber Co.                              7,700           $    182
-   Nova Corp. (Georgia)                                  7,273                182
    Harte-Hanks, Inc.                                     6,700                182
-   Scotts Co.                                            3,800                181
    Herman Miller, Inc.                                   8,600                181
    Valero Energy Corp.                                   8,400                180
    USEC Inc.                                            12,100                180
-   Vishay Intertechnology, Inc.                          8,558                180
-   SLI, Inc.                                             6,650                180
-   Dollar Thrifty Automotive
      Group, Inc.                                         7,700                179
    Shared Medical Systems Corp.                          2,737                179
-   VerticalNet, Inc.                                     1,700                178
    Adolph Coors Co. Class B                              3,600                178
    McDermott International, Inc.                         6,300                178
    FelCor Lodging Trust, Inc. REIT                       8,574                178
-   Canandaigua Brands, Inc. Class A                      3,392                178
-   Choice Hotel International, Inc.                      9,000                178
-   Gilead Sciences, Inc.                                 3,400                178
-   USWeb Corp.                                           8,000                178
-   Imperial Bancorp                                      8,910                177
-   Stillwater Mining Co.                                 5,400                177
    Mack-Cali Realty Corp. REIT                           5,700                176
-   Azurix Corp.                                          8,800                176
-   Scient Corp.                                          3,700                176
    City National Corp.                                   4,700                176
    Highwood Properties, Inc. REIT                        6,400                176
    York International Corp.                              4,100                176
-   BISYS Group, Inc.                                     3,000                176
-   Windmere-Durable Holdings Inc.                       10,400                176
-   Argosy Gaming Co.                                    19,900                175
    Pitt Des Moines, Inc.                                 2,800                175
    National Fuel Gas Co.                                 3,600                175
-   LTX Corp.                                            13,100                174
-   Atlas Air, Inc.                                       5,400                174
-   Policy Management
      Systems Corp.                                       5,800                174
-   Blyth Industries, Inc.                                5,050                174
-   Cree Research, Inc.                                   2,252                173
-   DuPont Photomasks, Inc.                               3,600                172
    COMSAT Corp.                                          5,300                172
    Autodesk, Inc.                                        5,820                172
    Avnet, Inc.                                           3,700                172
    Central Parking Corp.                                 5,000                171
    Valley National Bancorp                               5,946                171
    Cullen/Frost Bankers, Inc.                            6,200                171
-   LAM Research Corp.                                    3,660                171
-   ITC DeltaCom, Inc.                                    6,100                171
    Tidewater Inc.                                        5,600                171
    Dean Foods Corp.                                      4,100                170
-   Copper Mountain Networks, Inc.                        2,200                170
    Westpoint Stevens, Inc.                               5,700                170
    U.S. Industries, Inc.                                 9,990                170
-   IDEC Pharmaceuticals Corp.                            2,200                170
    Houghton Mifflin Co.                                  3,600                169
-   Plantronics, Inc.                                     2,600                169
    IDEX Corp.                                            5,150                169
    Trustmark Corp.                                       7,400                169
-   Labor Ready, Inc.                                     5,200                169
-   LHS Group, Inc.                                       5,100                169
    Clayton Homes Inc.                                   14,727                168
    Weis Markets, Inc.                                    4,300                168
-   IVAX Corp.                                           11,900                168
    MCN Energy Group Inc.                                 8,100                168
    Dole Food Co.                                         5,700                167
-   Catellus Development Corp.                           10,800                167
    MacDermid, Inc.                                       3,600                167
-   ICOS Corp.                                            4,100                167
    Valspar Corp.                                         4,400                167
    Cordant Technologies, Inc.                            3,700                167
-   Smithfield Foods, Inc.                                5,000                167
    Liberty Property Trust REIT                           6,700                167
-   Kent Electronics Corp.                                8,400                166
    Financial Security Assurance
      Holdings Ltd.                                       3,200                166
    The Warnaco Group, Inc. Class A                       6,220                166
-   Linens 'n Things, Inc.                                3,800                166
    Sealed Air Corp.
      $ 2.00 Cvt. Pfd. Series A                           2,660                166
-   Chris-Craft Industries, Inc.                          3,526                166
-   ACNielson Corp.                                       5,466                165
-   Andrew Corp.                                          8,730                165
    Brown & Brown, Inc.                                   4,350                165
-   Keane, Inc.                                           7,300                165
-   Burr-Brown Corp.                                      4,500                165
    RPM Inc. (Ohio)                                      11,605                165
    Post Properties, Inc. REIT                            4,000                164
    Teleflex Inc.                                         3,774                164
    EG&G, Inc.                                            4,600                164
    Pacific Century Financial Corp.                       7,600                164
-   Trigon Healthcare, Inc.                               4,500                164
    E.W. Blanch Holdings, Inc.                            2,400                164
    The MONY Group Inc.                                   5,000                163
    Tredegar Corp.                                        7,500                163
    German American Bancorp                               9,154                163
    Hospitality Properties Trust REIT                     6,000                163
    Questar Corp.                                         8,500                163
-   Paymentech, Inc.                                      6,400                162
-   Proxim, Inc.                                          2,800                162
-   Whittman-Hart, Inc.                                   5,100                162
    Stewart Enterprises, Inc. Class A                    11,100                162
-   Global Industries Ltd.                               12,600                161
    First Midwest Bancorp                                 4,050                161
    Westinghouse Air Brake Co.                            6,200                161
    Kansas City Power & Light Co.                         6,300                161
-   American Freightways                                  8,196                160
    Park National Corp.                                   1,600                160
    Cabot Corp.                                           6,600                160
-   NextCard, Inc.                                        4,700                160
-   PRI Automation, Inc.                                  4,400                160
    Chittenden Corp.                                      5,084                159
-   The Liposome Co., Inc.                                8,300                159
-   Macromedia                                            4,500                159
-   Rowan Cos., Inc.                                      8,600                159
    New Plan Excel Realty Trust REIT                      8,760                158
-   Universal Health Services Class B                     3,300                158
    Leucadia National Corp.                               6,300                158
-   Verity, Inc.                                          2,900                157
    Pier 1 Imports Inc.                                  13,960                157
    Aliant Communications, Inc.                           3,400                157
    Methode Electronics, Inc. Class A                     6,849                157
-   Devry, Inc.                                           7,000                157
    Everest Reinsurance Holdings, Inc.                    4,800                157
-   Semtech Corp.                                         3,000                156
-   CEC Entertainment Inc.                                3,700                156
-   General Nutrition Cos., Inc.                          6,700                156

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
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                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
-----------------------------------------------------------------------------------
-   Furniture Brands International Inc.                   5,600           $    156
    Richfood Holdings, Inc.                               8,850                156
    United Television, Inc.                               1,487                156
-   Razorfish Inc.                                        4,200                156
-   Ocean Energy, Inc.                                   16,142                155
    First Source Corp.                                    4,854                155
-   Aztar Corp.                                          16,900                155
-   Journal Register Co.                                  6,900                155
    National Computer Systems, Inc.                       4,600                155
-   Prodigy Communications Corp.                          6,000                155
    National Service Industries, Inc.                     4,312                155
    Ethan Allen Interiors, Inc.                           4,110                155
    The McClatchy Co. Class A                             4,675                155
    20th Century Industries of CA                         8,200                155
-   Modis Professional Services Inc.                     11,254                155
-   Sequent Computer Systems, Inc.                        8,700                154
    C.H. Robinson Worldwide, Inc.                         4,200                154
    GenCorp, Inc.                                         6,100                154
-   ParkerVision, Inc.                                    4,400                154
-   NCO Group, Inc.                                       4,050                154
-   Commonwealth Telephone
      Enterprises, Inc.                                   3,800                154
-   OfficeMax, Inc.                                      12,800                154
    Chicago Title Corp.                                   4,302                154
    First Citizens BancShares Class A                     1,900                153
-   Speedway Motorsports, Inc.                            3,900                153
-   Artesyn Technologies, Inc.                            6,900                153
    DENTSPLY International Inc.                           5,300                153
    Arden Realty Group, Inc. REIT                         6,200                153
    General Growth Properties
      Inc. REIT                                           4,300                153
    Liberty Corp.                                         2,800                153
-   Primus Telecommunications
      Group, Inc.                                         6,800                153
-   Aurora Foods Inc.                                     8,700                152
    Noble Affiliates, Inc.                                5,400                152
    Worthington Industries, Inc.                          9,250                152
-   Fisher Scientific International Inc.                  6,800                152
-   Tut Systems, Inc.                                     3,100                152
-   Sylvan Learning Systems, Inc.                         5,575                152
-   Safety-Kleen Corp.                                    8,350                151
    Borg-Warner Automotive, Inc.                          2,750                151
-   USinternetworking, Inc.                               3,600                151
    Lancaster Colony Corp.                                4,382                151
    Sky Financial Group, Inc.                             5,546                151
    Minnesota Power, Inc.                                 7,600                151
    Central Newspapers, Inc.                              4,000                151
    Florida East Coast Railway Co.                        3,400                150
    Tupperware Corp.                                      5,900                150
-   Informix Corp.                                       17,620                150
-   Advanced Fibre
      Communications, Inc.                                9,600                150
-   Intermedia Communications Inc.                        5,000                150
-   L-3 Communications Holdings, Inc.                     3,100                150
    WestAmerica Bancorporation                            4,100                150
-   Markel Corp.                                            800                150
    Airborne Freight Corp.                                5,400                150
    Rayonier Inc.                                         3,000                149
    Carlisle Co., Inc.                                    3,100                149
-   Spiegel, Inc. Class A                                16,800                149
-   Whole Foods Market, Inc.                              3,100                149
-   CheckFree Holdings Corp.                              5,400                149
-   MedQuist, Inc.                                        3,400                149
-   Primark Corp.                                         5,300                149
    Colonial BancGroup, Inc.                             10,641                148
-   Micrel, Inc.                                          2,000                148
-   Zale Corp.                                            3,700                148
    Kaydon Corp.                                          4,400                148
    Healthcare Realty Trust Inc. REIT                     7,044                148
    Polaris Industries, Inc.                              3,400                148
-   Symantec Corp.                                        5,800                148
-   Hanover Compressor Co.                                4,600                148
    P.H. Glatfelter Co.                                  10,100                148
-   Sapient Corp.                                         2,600                147
-   PairGain Technologies, Inc.                          12,800                147
    Lubrizol Corp.                                        5,400                147
-   Unilab Corp.                                         24,500                147
-   Excel Switching Corp.                                 4,900                147
-   Aviall Inc.                                           7,775                146
    Orange & Rockland Utilities, Inc.                     2,500                146
-   High Speed Access Corp.                               5,700                146
-   Calpine Corp.                                         2,700                146
-   Asyst Technologies, Inc.                              4,856                145
    National Data Corp.                                   3,400                145
-   Extended Stay America, Inc.                          12,093                145
-   Sunterra Corp.                                       10,400                145
    Crompton & Knowles Corp.                              7,400                145
-   KEMET Corp.                                           6,300                145
-   Jacobs Engineering Group Inc.                         3,800                144
-   The SABRE Group Holdings, Inc.                        2,100                144
-   Synetic, Inc.                                         2,100                144
    Harsco Corp.                                          4,500                144
    Werner Enterprises, Inc.                              6,938                144
-   Cypress Semiconductor Corp.                           8,700                144
    Arthur J. Gallagher & Co.                             2,900                144
-   Lattice Semiconductor Corp.                           2,300                143
    Cyprus Amax Minerals Co.                              9,419                143
-   Westwood One, Inc.                                    4,000                143
-   Avis Rent A Car, Inc.                                 4,900                143
-   Mueller Industries Inc.                               4,200                143
-   24/7 Media, Inc.                                      3,700                142
    Hartford Life, Inc.                                   2,700                142
    Applied Power, Inc.                                   5,200                142
-   Fairfield Communities, Inc.                           8,800                142
-   Swift Transportation Co., Inc.                        6,450                142
-   Covance, Inc.                                         5,925                142
-   CapRock Communications Corp.                          3,500                142
-   Louis Dreyfus Natural Gas Corp.                       6,572                142
-   Iomega Corp.                                         28,700                142
    Lennar Corp.                                          5,900                142
-   IXC Communications, Inc.                              3,600                142
    Liberty Financial Cos., Inc.                          4,850                141
    St. Paul Bancorp, Inc.                                5,536                141
-   Coltec Inc.                                           6,500                141
-   Venator Group, Inc.                                  13,500                141
-   Hearst-Argyle Television Inc.                         5,868                141
-   DBT Online Inc.                                       4,300                141
-   Armco, Inc.                                          21,200                140
-   QRS Corp.                                             1,800                140
    Lee Enterprises, Inc.                                 4,600                140
    Ogden Corp.                                           5,200                140
-   Lincare Holdings, Inc.                                5,600                140
-   Forest Oil Corp.                                     11,100                139
    Ball Corp.                                            3,300                139
    Church & Dwight, Inc.                                 3,200                139
-   Patterson Dental Co.                                  4,000                139

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
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                                                                            MARKET
                                                                            VALUE*
                                                         SHARES              (000)
-----------------------------------------------------------------------------------
    Investors Financial Services Corp.                    3,464           $    139
-   Playtex Products, Inc.                                8,900                139
    Washington Federal Inc.                               6,166                138
-   UICI                                                  5,000                138
-   Santa Fe Snyder Corp.                                18,100                138
-   First Health Group Corp.                              6,400                138
    True North Communications                             4,600                138
-   American Management
      Systems, Inc.                                       4,300                138
-   Alaska Air Group, Inc.                                3,300                138
-   Alleghany Corp.                                         744                138
-   Hambrecht & Quist Group                               3,700                137
-   Unit Corp.                                           16,900                137
    Graco, Inc.                                           4,650                137
    Dallas Semiconductor Corp.                            2,700                136
-   Chico's Fas, Inc.                                     5,800                136
    Expeditors International
      of Washington, Inc.                                 5,000                136
-   O'Reilly Automotive, Inc.                             2,700                136
-   World Access, Inc.                                    9,620                136
-   NeXstar Pharmaceuticals Inc.                          6,812                136
-   99 Cents Only Stores                                  2,718                136
-   Del Monte Foods Co.                                   8,100                136
    Peoples Energy Corp.                                  3,600                136
    Trinity Industries, Inc.                              4,050                136
-   Data Broadcasting Corp.                              12,814                135
    Great Atlantic & Pacific
      Tea Co., Inc.                                       4,000                135
    Ballard Medical Products                              5,800                135
-   US Oncology, Inc.                                    11,250                135
-   Conmed Corp.                                          4,406                135
-   Viatel, Inc.                                          2,400                135
-   Adtran, Inc.                                          3,700                135
-   AmeriCredit Corp.                                     8,400                134
-   Dal-Tile International Inc.                          11,800                134
-   Capstar Broadcasting Corp.                            4,900                134
-   W.R. Grace & Co.                                      7,300                134
-   Shopko Stores, Inc.                                   3,700                134
-   Papa John's International, Inc.                       3,000                134
-   Suiza Foods Corp.                                     3,200                134
    Fulton Financial Corp.                                6,475                134
-   Medco Research, Inc.                                  5,100                134
-   STERIS Corp.                                          6,908                134
    Optical Coating Laboratory, Inc.                      1,600                134
-   CSG Systems International, Inc.                       5,100                134
-   Vicor Corp.                                           6,300                133
-   Bally Total Fitness Holding Corp.                     4,700                133
    Tecumseh Products Co. Class A                         2,200                133
    Detroit Diesel Corp.                                  5,400                133
    Beckman Coulter, Inc.                                 2,732                133
    Briggs & Stratton Corp.                               2,300                133
    Tektronix, Inc.                                       4,400                133
-   Tuboscope Inc.                                        9,700                133
-   Midwest Express Holdings, Inc.                        3,900                133
-   The Profit Recovery Group
      International, Inc.                                 2,800                132
    BancorpSouth, Inc.                                    7,300                132
    Reinsurance Group of America, Inc.                    3,750                132
-   Cytec Industries, Inc.                                4,142                132
    Claire's Stores, Inc.                                 5,150                132
    Cousins Properties, Inc. REIT                         3,900                132
-   TeleBanc Financial Corp.                              3,400                132
-   Dialogic Corp.                                        3,000                132
-   Tekelec                                              10,800                132
-   Ionics, Inc.                                          3,600                131
-   Mastec Inc.                                           4,650                131
-   Stone Energy Corp.                                    3,100                131
    Trustco Bank                                          4,887                131
-   HS Resources Inc.                                     8,900                131
    Cilcorp, Inc.                                         2,100                131
    The Macerich Co. REIT                                 5,000                131
    La-Z-Boy Inc.                                         5,700                131
-   Security Capital Group Inc.
      REIT Class B                                        9,000                131
-   Henry Schein, Inc.                                    4,135                131
-   Neiman Marcus Group Inc.                              5,100                131
    Eaton Vance Corp.                                     3,800                131
-   McMoRan Exploration Co.                               5,897                131
-   Toll Brothers, Inc.                                   6,100                131
    Roslyn Bancorp, Inc.                                  7,600                131
-   TSI International Software Ltd.                       4,600                131
-   Micro Warehouse Inc.                                  7,300                130
-   Barrett Resources Corp.                               3,400                130
-   Sykes Enterprises, Inc.                               3,900                130
-   Ampex Corp. Class A                                  25,700                130
-   Dendrite International, Inc.                          3,600                130
    Brady Corp. Class A                                   4,000                130
-   Nautica Enterprises, Inc.                             7,700                130
    Old National Bancorp                                  4,313                130
    Hollinger International, Inc.                        10,900                129
-   Cognex Corp.                                          4,100                129
-   Diamond Technology Partners Inc.                      5,781                129
-   National Instruments Corp.                            3,200                129
-   International Home Foods, Inc.                        7,000                129
    Ametek Aerospace Products Inc.                        5,600                129
-   Dycom Industries, Inc.                                2,300                129
-   Silicon Valley Bancshares                             5,200                129
-   Pharmaceutical Product
      Development, Inc.                                   4,700                129
-   Charming Shoppes, Inc.                               21,100                129
-   America West Holdings Corp.
      Class B                                             6,800                128
    Tootsie Roll Industries, Inc.                         3,318                128
    United Dominion Realty Trust REIT                    10,900                128
    Longs Drug Stores, Inc.                               3,700                128
-   SkyTel Communications, Inc.                           6,100                128
    Franchise Finance Corp. of
      America REIT                                        5,800                128
    Devon Energy Corp.                                    3,567                128
-   Triarc Cos., Inc. Class A                             6,000                128
-   New Era of Networks, Inc.                             2,900                127
    National Bankcorp of Alaska Inc.                      4,800                127
    R.L.I. Corp.                                          3,281                127
-   Revlon, Inc. Class A                                  4,200                127
-   CSK Auto Corp.                                        4,700                127
-   C-Cube Microsystems, Inc.                             4,000                127
    The Timken Co.                                        6,500                127
    Delta & Pine Land Co.                                 4,020                127
    MDU Resources Group, Inc.                             5,550                127
-   Oxford Health Plan                                    8,100                126
    AK Steel Corp.                                        5,600                126
-   Millennium Pharmaceuticals, Inc.                      3,500                126
-   PEC Israel Economic Corp.                             4,000                126
    Talbots Inc.                                          3,300                126
    HSB Group Inc.                                        3,050                126
    Life USA Holding, Inc.                                6,200                126

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
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                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
-----------------------------------------------------------------------------------
-   Chirex, Inc.                                          3,900           $    125
-   Quiksilver, Inc.                                      4,800                125
-   Technology Solutions Co.                             11,550                125
    Camden Property Trust REIT                            4,500                125
-   Transaction Systems
      Architects, Inc.                                    3,200                125
    Executive Risk, Inc.                                  1,467                125
-   Manugistics Group, Inc.                               8,600                125
    Fremont General Corp.                                 6,600                125
-   Veritas DGC Inc.                                      6,800                125
    Kaufman & Broad Home Corp.                            5,000                124
-   Big Flower Holdings, Inc.                             3,900                124
    Polaroid Corp.                                        4,500                124
    Community First Bankshares                            5,200                124
-   Gulf Island Fabrication, Inc.                        10,400                124
-   Thermo Cardiosystems Inc.                            11,400                124
    John Nuveen Co. Class A                               2,900                124
-   Mapics Inc.                                          11,700                124
-   Kulicke & Soffa Industries, Inc.                      4,600                123
-   Unifi, Inc.                                           5,800                123
    Foremost Corp. of America                             5,600                123
-   GoTo.com, Inc.                                        4,400                123
-   National-Oilwell, Inc.                                8,800                123
    Republic Banking Corp. of Florida                     6,400                123
    Pittway Corp. Class A                                 3,600                123
-   Eagle USA Airfreight, Inc.                            2,900                123
    Potlatch Corp.                                        2,800                123
-   WorldGate Communications, Inc.                        2,400                123
    IDACORP, Inc.                                         3,900                123
    United Asset Management Corp.                         5,400                123
    Minerals Technologies, Inc.                           2,200                123
-   CDI Corp.                                             3,600                123
    Horace Mann Educators Corp.                           4,500                122
    BSB Bancorp, Inc.                                     4,530                122
    Shurgard Storage Centers, Inc.
      Class A REIT                                        4,500                122
-   Advance Paradigm, Inc.                                2,000                122
    Witco Chemical Corp.                                  6,100                122
-   Amkor Technology, Inc.                               11,900                122
-   Techne                                                4,800                122
    Jack Henry & Associates                               3,100                122
    John H. Harland Co.                                   6,100                122
-   Renal Care Group, Inc.                                4,700                122
    IndyMac Mortgage Holdings, Inc.                       7,600                122
    Helmerich & Payne, Inc.                               5,100                121
    Valhi, Inc.                                          10,900                121
-   ThermoQuest Corp.                                     9,100                121
-   Alliant Techsystems, Inc.                             1,400                121
    Equitable Resources, Inc.                             3,200                121
    BRE Properties Inc. Class A REIT                      4,656                121
-   iVillage Inc.                                         2,400                121
-   Ciber, Inc.                                           6,300                120
    USFreightways Corp.                                   2,600                120
-   Total Renal Care Holdings, Inc.                       7,735                120
-   Mercury Interactive Corp.                             3,400                120
    Nevada Power Co.                                      4,800                120
    Commerce Bancorp, Inc.                                2,800                120
    Raymond James Financial, Inc.                         5,000                120
-   Tower Automotive, Inc.                                4,700                120
    PS Business Parks, Inc. REIT                          4,900                119
-   Cybex Computer Products Corp.                         4,275                119
    Regis Corp.                                           6,210                119
-   Hollywood Park, Inc.                                  7,000                119
    Kelly Services, Inc. Class A                          3,700                119
-   DSP Group Inc.                                        3,300                119
-   AnswerThink Consulting
      Group, Inc.                                         4,700                119
-   Progress Software Corp.                               4,200                119
-   Antec Corp.                                           3,700                119
    Pennzoil-Quaker State Co.                             7,900                119
    Apogee Enterprises, Inc.                              8,800                118
-   Peregrine Systems, Inc.                               4,600                118
-   Visio Corp.                                           3,100                118
-   Barr Labs Inc.                                        2,950                118
-   Rare Hospitality International Inc.                   4,600                117
-   Maverick Tube Corp.                                   8,400                117
-   Borders Group, Inc.                                   7,400                117
    Staten Island Bancorp, Inc.                           6,500                117
    Weingarten Realty Investors REIT                      2,800                117
-   Security Dynamics
      Technologies, Inc.                                  5,500                117
-   Hyperion Telecommunications,
      Inc. Class A                                        6,200                117
    United Bankshares, Inc.                               4,400                117
-   Newfield Exploration Co.                              4,100                117
-   Hutchinson Technology, Inc.                           4,200                117
-   Powertel Inc.                                         3,900                117
-   Data General Corp.                                    8,000                117
-   UCAR International, Inc.                              4,600                116
-   Metzler Group, Inc.                                   4,200                116
    Northwest Bancorp, Inc.                              11,600                116
-   Cable Design Technologies                             7,500                116
-   SpeedUs.com, Inc.                                    19,700                116
-   Rayovac Corp.                                         5,100                116
-   MICROS Systems, Inc.                                  3,400                116
    Ohio Casualty Corp.                                   3,200                116
-   ESS Technology, Inc.                                  8,600                116
-   Teletech Holdings Inc.                               11,400                115
-   Newpark Resources, Inc.                              13,000                115
    Pulte Corp.                                           5,000                115
    WFS Financial, Inc.                                   8,310                115
    Pittston Brink's Group                                4,300                115
-   Mail-Well, Inc.                                       7,100                115
    Omnicare, Inc.                                        9,100                115
-   Ardent Software, Inc.                                 5,402                115
    Burlington Coat Factory
      Warehouse Corp.                                     5,940                115
-   Knoll, Inc.                                           4,300                114
    Dexter Corp.                                          2,800                114
-   Bristol Hotels & Resorts, Inc.                       15,225                114
    Jones Pharma, Inc.                                    2,900                114
-   Sodexho Marriott Services, Inc.                       5,950                114
-   Centennial Cellular Corp. Class A                     3,200                114
    CPB, Inc.                                             4,300                114
    Elcor Corp.                                           2,600                114
-   Foodmaker, Inc.                                       4,000                114
    N L Industries, Inc.                                 10,200                113
    CBL & Associates Properties,
      Inc. REIT                                           4,300                113
    Pioneer Natural Resources Co.                        10,300                113
-   Coach USA, Inc.                                       2,700                113
-   AboveNet Communications Inc.                          2,800                113
    Morrison Health Care Inc.                             4,516                113
    John Wiley & Sons Class A                             6,400                113
    Rollins Truck Leasing                                10,125                113
    MeriStar Hospitality Corp. REIT                       5,020                113

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
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                                                                            MARKET
                                                                            VALUE*
                                                         SHARES              (000)
-----------------------------------------------------------------------------------
    Callaway Golf Co.                                     7,700           $    113
    First American Financial Corp.                        6,300                113
    Prison Realty Trust, Inc.                            11,462                112
-   United Payors & United
      Providers, Inc.                                     4,850                112
    Manitowac Co., Inc.                                   2,700                112
    Hancock Holding Co.                                   2,500                112
    Alliance Bancorp Inc.                                 4,825                112
-   ADVO, Inc.                                            5,400                112
-   Century Business Services, Inc.                       7,700                112
    Penton Media, Inc. Class A                            4,600                112
    Heller Financial, Inc.                                4,000                111
-   IDT Corp.                                             5,000                111
-   PETsMART, Inc.                                       10,848                111
    AAR Corp.                                             4,900                111
    HCC Insurance Holdings, Inc.                          4,900                111
    Corn Products International, Inc.                     3,650                111
    Aptargroup Inc.                                       3,700                111
-   Footstar Inc.                                         2,984                111
    CBRL Group, Inc.                                      6,400                111
-   Western Wireless Corp. Class A                        4,100                111
-   IHOP Corp.                                            4,600                111
-   The Topps Co., Inc.                                  15,200                111
-   Cambridge Technology Partners                         6,300                111
-   Marimba, Inc.                                         2,100                111
    AGL Resources Inc.                                    6,000                111
    Doral Financial Corp.                                 6,400                110
    Albemarle Corp.                                       4,770                110
    EVEREN Capital Corp.                                  3,700                110
    Federal Realty Investment
      Trust REIT                                          4,800                110
    Hawaiian Electric Industries Inc.                     3,100                110
-   World Color Press, Inc.                               4,000                110
    CMP Group Inc.                                        4,200                110
    G & K Services, Inc.                                  2,100                110
-   Action Performance Cos., Inc.                         3,332                110
-   Reebok International Ltd.                             5,895                110
    First Industrial Realty Trust REIT                    4,000                110
-   The Children's Place Retail
      Stores, Inc.                                        2,700                109
    Ruby Tuesday, Inc.                                    5,750                109
    Commonwealth Energy Systems                           2,600                109
    Irwin Financial Corp.                                 5,600                109
    Washington Gas Light Corp.                            4,200                109
-   Coinstar, Inc.                                        3,800                109
-   Identix, Inc.                                        11,100                109
-   Sensormatic Electronics Corp.                         7,800                109
    Mark IV Industries, Inc.                              5,142                109
    Bank United Corp. Class A                             2,700                109
    Texas Industries, Inc.                                2,800                109
    United National Bancorp                               4,565                108
    Fleetwood Enterprises, Inc.                           4,100                108
-   Medaphis Corp.                                       18,800                108
    Michael Foods Group, Inc.                             4,600                108
    D. R. Horton, Inc.                                    6,500                108
-   Mastech Corp.                                         5,800                108
-   Concord Communications, Inc.                          2,400                108
-   Syncor International Corp.                            3,000                108
    Donaldson Co., Inc.                                   4,400                108
    Eastern Utilities Associates                          3,700                108
-   Alpine Group, Inc.                                    6,700                108
    Whitney Holdings                                      2,705                108
    Newport News Shipbuilding Inc.                        3,640                107
    Urban Shopping Centers, Inc. REIT                     3,400                107
    Western Bancorp                                       2,462                107
-   SEACOR SMIT Inc.                                      2,000                107
-   Entercom Communications Corp.                         2,500                107
-   InterVoice, Inc.                                      7,400                107
    Taubman Co. REIT                                      8,100                107
    Student Loan Corp.                                    2,400                107
    American Annuity Group Inc.                           4,400                107
    Capitol Bancorp Ltd.                                  5,969                107
-   Human Genome Sciences, Inc.                           2,700                107
-   Dave & Busters                                        3,677                107
    ONEOK, Inc.                                           3,358                107
    Developers Diversified Realty
      Corp. REIT                                          6,400                106
-   Playboy Enterprises, Inc. Class B                     4,000                106
    Rochester Gas & Electric Corp.                        4,000                106
-   Medical Manager Corp.                                 2,400                106
    Watkins-Johnson Co.                                   3,600                106
-   Beyond.com Corp.                                      3,700                106
    Amcore Financial                                      4,600                106
    Arvin Industries, Inc.                                2,800                106
-   Matria Healthcare, Inc.                              14,600                106
-   Uniroyal Technology Corp.                             9,000                106
-   Anchor Gaming                                         2,200                106
-   Quest Diagnostics, Inc.                               3,862                106
-   Sbarro, Inc.                                          3,900                106
    Sierra Pacific Resources                              2,900                105
    Kennametal, Inc.                                      3,400                105
-   Proxicom, Inc.                                        4,100                105
-   Carrier Access Corp.                                  2,400                105
    Arnold Industries, Inc.                               6,800                105
    The Pep Boys
      (Manny, Moe & Jack)                                 4,840                105
-   AirTran Holdings, Inc.                               18,200                105
-   Spyglass, Inc.                                        5,200                105
-   Microwave Power Devices, Inc.                         6,800                105
    Earthgrains Co.                                       4,048                104
    Capitol Federal Financial                            10,000                104
    Nordson Corp.                                         1,700                104
    Nationwide Financial Services, Inc.                   2,300                104
    Alfa Corp.                                            5,200                104
-   Electroglas, Inc.                                     5,200                104
-   Zebra Technologies Class A                            2,700                104
    Universal Foods Corp.                                 4,900                104
    Norrell Corp.                                         5,500                103
    Jostens Inc.                                          4,900                103
-   CONSOL Energy, Inc.                                   8,600                103
-   Insurance Auto Auctions, Inc.                         6,400                103
-   Duramed Pharmaceuticals, Inc.                         6,600                103
    Somerset Group, Inc.                                  5,156                103
    Southwest Gas Corp.                                   3,600                103
    Flowserve Corp.                                       5,440                103
    Dreyer's Grand Ice Cream, Inc.                        6,800                103
    Air Express International Corp.                       4,050                103
-   Net.B@nk, Inc.                                        2,700                103
    H.B. Fuller Co.                                       1,500                103
-   e.spire Communications, Inc.                          9,700                102
    Pogo Producing Co.                                    5,500                102
-   Southern Union Co.                                    4,709                102
-   uBid, Inc.                                            3,200                102
    The Toro Co.                                          2,600                102
-   Integrated Device Technology Inc.                     9,400                102
    Diagnostic Products Corp.                             3,700                102



                                      23

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
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                                                                            MARKET
                                                                            VALUE*
BALANCED INDEX FUND                                      SHARES              (000)
----------------------------------------------------------------------------------
-   ChoicePoint Inc.                                      1,520           $    102
-   Closure Medical Corp.                                 3,400                102
-   Sequa Corp. Class A                                   1,456                102
-   ITT Educational Services, Inc.                        3,900                102
-   Aware, Inc.                                           2,200                101
    Value Line, Inc.                                      2,600                101
    Chemical Finance                                      2,907                101
-   Kaiser Aluminum & Chemical Corp.                     11,400                101
-   SuperGen, Inc.                                        6,600                101
-   Cerner Corp.                                          4,800                101
-   Midway Games Inc.                                     7,774                101
    Wicor, Inc.                                           3,600                101
-   CDnow Inc.                                            5,700                100
-   INCYTE Pharmaceuticals, Inc.                          3,800                100
-   Premiere Technologies, Inc.                           8,700                100
-   Wisconsin Central
      Transportation Corp.                                5,300                100
-   ICG Communications, Inc.                              4,680                100
    Wyndham International, Inc.                          21,626                100
    Chemed Corp.                                          3,000                100
    CNA Surety Corp.                                      6,510                100
    Georgia Gulf Corp.                                    5,900                100
    Kimball International, Inc. Class B                   5,900                100
    Koger Equity, Inc. REIT                               5,400                100
    First Financial Bancorp                               4,400                100
    United Dominion Industries Ltd.                       4,100                 99
-   Aphton Corp.                                          7,100                 99
    Eastern Enterprises                                   2,500                 99
-   NFO Worldwide, Inc.                                   7,095                 99
-   SPS Technologies, Inc.                                2,648                 99
    Gerber Scientific, Inc.                               4,500                 99
-   Lason Holdings, Inc.                                  2,000                 99
    Independent Bank Corp.                                6,300                 99
    Ferro Corp.                                           3,600                 99
    CTG Resources Inc.                                    2,720                 99
    Midas Inc.                                            3,483                 99
    Caraustar Industries, Inc.                            4,000                 99
-   Emmis Communications, Inc.                            2,000                 99
    Energen Corp.                                         5,300                 99
    Reckson Associates Realty
      Corp. REIT                                          4,200                 99
-   The Boyds Collection, Ltd.                            5,700                 99
    Lincoln Electric Holdings                             4,800                 98
-   Sipex Corp.                                           4,800                 98
-   BOK Financial Corp.                                   3,896                 98
-   Group Maintenance America Corp.                       7,600                 98
-   NCI Building Systems, Inc.                            4,600                 98
-   Digene Corp.                                          8,900                 98
-   Littelfuse, Inc.                                      5,100                 98
    Federal Signal Corp.                                  4,633                 98
-   Agribrands International, Inc.                        2,481                 98
    Omega Healthcare Investors,
      Inc. REIT                                           3,800                 98
    Fidelity National Financial, Inc.                     4,670                 98
-   Tom Brown, Inc.                                       6,300                 98
    TNP Enterprises, Inc.                                 2,700                 98
    Precision Castparts Corp.                             2,300                 98
    United Illuminating Co.                               2,300                 98
    Seacoast Banking Corp. of Florida
      Class A                                             3,200                 98
    Timberline Software Corp.                             6,194                 98
-   Coldwater Creek Inc.                                  5,000                 98
    Giant Industries, Inc.                                9,800                 97
    Landauer, Inc.                                        3,300                 97
-   Proxymed Pharmacy, Inc.                               6,100                 97
    Bethlehem Steel Corp.                                12,639                 97
-   Ben & Jerry's Homemade, Inc.
      Class A                                             3,500                 97
    Brandywine Realty Trust REIT                          4,900                 97
-   WMS Industries, Inc.                                  5,700                 97
    Philadelphia Suburban Corp.                           4,200                 97
-   Auspex Systems, Inc.                                  8,900                 97
    JSB Financial                                         1,900                 97
-   Affiliated Managers Group, Inc.                       3,200                 97
    Washington REIT                                       5,700                 97
    St. John Knits, Inc.                                  3,300                 97
    Thor Industries, Inc.                                 3,400                 96
    Connecticut Energy Corp.                              2,500                 96
    Westfield America, Inc. REIT                          6,400                 96
-   Inacom Corp.                                          7,632                 96
    Puerto Rican Cement Co., Inc.                         2,900                 96
-   Media Metrix, Inc.                                    1,800                 96
-   U.S. Home Corp.                                       2,700                 96
-   Hyperion Solutions Corp.                              5,379                 96
    National Health Investors REIT                        4,200                 96
    JLG Industries, Inc.                                  4,700                 96
    Standard Pacific Corp.                                7,400                 96
    CPI Corp.                                             2,900                 96
-   Il Fornaio (America) Corp.                            6,400                 96
    City Holding Co.                                      3,295                 96
-   U.S. Can Corp.                                        4,291                 95
    Health Care Properties
      Investors REIT                                      3,300                 95
    First Commerce Bancshares Inc.
      Class B                                             4,000                 95
    Coca-Cola Bottling Co.                                1,700                 95
-   Phone.com, Inc.                                       1,700                 95
    Blount International, Inc.                            3,500                 95
-   Champion Enterprises, Inc.                            5,100                 95
    Network Solutions, Inc. Class A                       1,200                 95
    Inter-Tel, Inc.                                       5,200                 95
    NACCO Industries, Inc. Class A                        1,291                 95
-   Algos Pharmaceutical Corp.                            4,300                 95
    KN Energy, Inc.                                       7,092                 95
    Standard Products Co.                                 3,700                 95
    Regal-Beloit Corp.                                    4,000                 95
-   WetSeal, Inc. Class A                                 3,300                 94
-   Medicis Pharmaceutical Corp.                          3,713                 94
-   Shorewood Packaging Corp.                             5,100                 94
    Pultizer, Inc.                                        1,933                 94
    Aquarion Co.                                          2,700                 94
-   3Dfx Interactive, Inc.                                6,000                 94
-   Young Broadcasting Inc.                               2,200                 94
    Sterling Bancshares, Inc.                             7,000                 94
-   Gardner Denver Inc.                                   5,796                 93
    Analysts International Corp.                          6,500                 93
-   Orthodontic Centers of
      America, Inc.                                       6,600                 93
    OM Group, Inc.                                        2,700                 93
-   Collins & Aikman Corp.                               12,200                 93
-   Ryan's Family Steak Houses, Inc.                      8,000                 93
-   Gadzooks, Inc.                                        5,800                 93
    MAF Bancorp, Inc.                                     3,825                 93
    Parkway Properties Inc. REIT                          2,800                 93
-   Metamor Worldwide, Inc.                               3,850                 93


                                      24
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
---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                                  SHARES        (000)
---------------------------------------------------------------------
   American Health Properties,
     Inc. REIT                                     4,600     $     93
-  Davox Corp.                                     7,750           93
   Gaylord Entertainment Co. Class A               3,083           92
   Storage USA, Inc. REIT                          2,900           92
   Bank North Group                                2,800           92
-  United Stationers, Inc.                         4,200           92
   Wausau-Mosinee Paper Corp.                      5,126           92
-  Open Market, Inc.                               6,500           92
   Independence Community
     Bank Corp.                                    6,800           92
-  Viacom Inc. Class A                             2,080           92
   Hilb, Rogal and Hamilton Co.                    4,100           92
-  Department 56 Inc.                              3,405           92
-  Gaylord Container Corp.                        11,500           91
-  The Dress Barn, Inc.                            5,700           91
   Home Properties of New York,
     Inc. REIT                                     3,300           91
   Manufactured Home Communities,
     Inc. REIT                                     3,500           91
-  Royal Appliance
     Manufacturing Co.                            13,114           91
-  Barra, Inc.                                     3,600           91
-  Biomatrix, Inc.                                 4,200           91
-  Insituform Technologies Class A                 4,200           91
   Coachmen Industries, Inc.                       3,904           91
-  Clarify, Inc.                                   2,200           91
-  Metro Networks, Inc.                            1,700           91
   Alberto-Culver Co. Class B                      3,400           91
-  Imation Corp.                                   3,640           90
   ASARCO, Inc.                                    4,800           90
-  Haemonetics Corp.                               4,500           90
   Piedmont Natural Gas, Inc.                      2,900           90
   First Bancorp/Puerto Rico                       4,000           90
   Wallace Computer Services, Inc.                 3,600           90
-  Marshall Industries                             2,500           90
-  Pre-Paid Legal Services, Inc.                   3,300           90
-  Bel Fuse, Inc.- Class B                         3,450           90
   First International Bancorp, Inc.               6,900           90
   Nationwide Health Properties,
     Inc. REIT                                     4,700           90
   Webster Financial Corp.                         3,300           90
   Bob Evans Farms, Inc.                           4,500           89
   Greif Brothers Corp. Class A                    3,500           89
   Reliance Group Holdings                        12,000           89
   Wellman, Inc.                                   5,600           89
-  Melita International Corp.                      6,600           89
-  Varian, Inc.                                    6,600           89
-  Advanced Communications
     Group, Inc.                                   8,900           88
   Carey Diversified LLC                           5,100           88
   Philadelphia Consolidated
     Holding Corp.                                 3,600           88
   McGrath Rent Corp.                              4,400           88
-  Men's Wearhouse, Inc.                           3,450           88
-  Quorum Health Group, Inc.                       7,000           88
   F.N.B. Corp.                                    3,255           88
-  International Rectifier Corp.                   6,600           88
   Regency Realty Corp. REIT                       4,000           88
   Russell Corp.                                   4,500           88
-  Advanced Polymer Systems                       12,500           88
-  Value America, Inc.                             4,600           87
   Cabot Industrial Trust REIT                     4,100           87
-  Paging Network, Inc.                           18,100           87
   Jefferies Group, Inc.                           2,900           87
-  Organogenesis, Inc.                             9,276           87
   Prentiss Properties Trust REIT                  3,700           87
-  Oakley, Inc.                                   12,200           87
-  Mid Atlantic Medical
     Services, Inc.                                8,800           87
-  Bright Horizons Family
     Solutions, Inc.                               4,600           87
-  Twinlab Corp.                                  10,100           87
-  Acclaim Entertainment Inc.                     13,591           87
-  Micron Electronics, Inc.                        8,600           87
-  Perclose, Inc.                                  1,800           87
   Pioneer Standard Electronics Inc.               7,200           86
   Riggs National Corp.                            4,200           86
   Fedders Corp.                                  12,900           86
-  IDEXX Laboratories Corp.                        3,700           86
-  ESSEF Corp.                                     4,259           86
   Banta Corp.                                     4,100           86
-  Trans World Entertainment Corp.                 7,650           86
   Ruddick Corp.                                   4,300           86
   Longview Fibre Co.                              5,500           86
-  Tyler Technologies, Inc.                       12,500           86
-  Province Heathcare Co.                          4,400           86
   Prime Bancorp Inc.                              3,100           86
-  CompuCredit Corp.                               4,500           86
-  7-Eleven, Inc.                                 38,500           85
-  King Pharmaceuticals, Inc.                      3,300           85
-  CD Radio Inc.                                   2,800           85
   Commerce Group, Inc.                            3,500           85
   Universal Corp.                                 3,000           85
-  bebe stores, inc.                               2,500           85
-  Cadiz Inc.                                      9,000           85
-  General Semiconductor, Inc.                     9,300           85
   Block Drug Co. Class A                          2,031           85
-  TheStreet.com, Inc.                             2,350           85
   Alexander & Baldwin, Inc.                       3,800           85
   Peoples Holding Co.                             2,600           85
-  Vertex Pharmaceuticals, Inc.                    3,500           84
-  Thermo Fibertek, Inc.                          11,850           84
   Applebee's International, Inc.                  2,800           84
   National Presto Industries, Inc.                2,200           84
-  Hollywood Entertainment Corp.                   4,300           84
-  ABC-NACO Inc.                                   4,100           84
-  ArthroCare Corp.                                4,100           84
-  Zoll Medical Corp.                              7,000           84
-  Cort Business Services Corp.                    3,500           84
   Essex Property Trust, Inc. REIT                 2,366           84
   The Ackerley Group, Inc.                        4,600           84
   Carter-Wallace, Inc.                            4,600           84
-  Cal Dive International, Inc.                    2,800           84
   Justin Industries, Inc.                         6,000           84
   Harman International
     Industries, Inc.                              1,900           84
-  Polo Ralph Lauren Corp.                         4,400           84
   Susquehanna Bancshares, Inc.                    4,725           84
-  Beringer Wine Estates
     Holdings, Inc.                                2,000           84
-  First Federal Financial Corp.                   4,332           83
-  PSS World Medical, Inc.                         7,450           83
-  Friede Goldman International, Inc.              6,000           83
   Interpool, Inc.                                 6,400           83
-  Evergreen Resources, Inc.                       3,300           83

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                               SHARES        (000)
---------------------------------------------------------------------
-  Wesco International, Inc.                       4,050     $     83
   Lance, Inc.                                     5,300           83
-  GelTex Pharmaceuticals, Inc.                    4,600           83
   Interface, Inc.                                 9,600           83
   Pinnacle Bancorp Group Inc.                     2,600           83
-  Cellstar Corp.                                 10,500           83
   Modine Manufacturing Co.                        2,538           83
   Orion Capital Corp.                             2,300           83
-  SportsLine USA, Inc.                            2,300           83
-  Triad Guaranty, Inc.                            4,600           83
-  Garden Fresh Restaurant Corp.                   4,400           83
-  GTech Holdings Corp.                            3,500           82
   CFW Communications Co.                          3,400           82
   Westcorp, Inc.                                  7,300           82
   Granite Construction Co.                        2,800           82
   Public Service Co. of
     North Carolina, Inc.                          2,800           82
-  Structural Dynamics
     Research Corp.                                4,400           82
-  Sonosite, Inc.                                  4,800           82
-  Cunningham Graphics
     International, Inc.                           4,900           81
-  Universal Electronics, Inc.                     2,900           81
-  Forte Software, Inc.                            8,400           81
-  Hovnanian Enterprises Class A                   9,300           81
   Western Investment Real Estate
     Trust REIT                                    7,000           81
   Commercial Intertech Corp.                      5,100           81
   Myers Industries, Inc.                          4,060           81
-  Level 8 Systems Inc.                            6,900           81
   Farmer Brothers, Inc.                             400           81
   Berkshire Realty Co., Inc. REIT                 7,000           81
   Otter Tail Power Co.                            2,098           81
   Standard Motor Products, Inc.                   3,300           81
   Chateau Communities, Inc. REIT                  2,700           81
   Sovran Self Storage, Inc. REIT                  3,000           81
-  UniCapital Corp.                               12,800           81
   Bowne & Co., Inc.                               6,200           81
-  NBTY, Inc.                                     12,400           81
-  PJ America Inc.                                 3,800           81
-  MEMC Electronic Materials, Inc.                 6,600           80
   Hughes Supply, Inc.                             2,700           80
   Reliance Bancorp, Inc.                          2,900           80
-  Administaff, Inc.                               5,000           80
   Omega Financial Corp.                           2,300           80
-  SMART Modular Technologies, Inc.                4,600           80
   First Sentinel Bancorp Inc.                     9,000           80
-  Novoste Corp.                                   3,800           80
-  Priority Healthcare Corp. Class A               2,309           80
-  International Specialty
     Products, Inc.                                7,800           79
   The Stride Rite Corp.                           7,700           79
-  Handleman Co.                                   6,700           79
-  Shoe Carnival, Inc.                             4,650           79
   Imperial Credit Commercial
     Mortgage Investment Corp. REIT                7,300           79
-  ProBusiness Services, Inc.                      2,200           79
   CKE Restaurants Inc.                            4,851           79
   Peoples Bancorp, Inc.                           7,900           79
   Hussman International, Inc.                     4,750           79
-  Ventana Medical Systems, Inc.                   4,100           78
   Forest City Enterprise Class A                  2,800           78
-  Value City Department Stores, Inc.              6,400           78
   Barnes Group, Inc.                              3,600           78
-  Nortek, Inc.                                    2,500           78
   Computer Task Group, Inc.                       4,600           78
-  Recovery Engineering, Inc.                      4,600           78
-  Project Software &
     Development, Inc.                             2,500           78
   Franklin Electric, Inc.                         1,200           78
   Chelsea GCA Realty, Inc. REIT                   2,100           78
   Lilly Industries Inc. Class A                   4,200           78
   WSFS Financial Corp.                            5,300           78
   Curtiss-Wright Corp.                            2,000           78
   Tanger Factory Outlet Centers,
     Inc. REIT                                     2,989           78
-  Palm Harbor Homes, Inc.                         3,100           78
-  MeriStar Hotels & Resorts,
     Inc. REIT                                    22,600           78
   The Trust Co. of New Jersey                     3,300           78
-  CorVel Corp.                                    3,600           77
   WPS Resources Corp.                             2,579           77
-  Wackenhut Corrections Corp.                     3,900           77
   National Steel Corp. Class B                    9,200           77
-  HNC Software, Inc.                              2,500           77
   LNR Property Corp.                              3,600           77
-  PFF Bancorp, Inc.                               4,100           77
   Town & Country Trust REIT                       4,300           77
-  Trans. Technologies Industries, Inc.            5,800           77
   Mine Safety Appliances Co.                      1,200           77
   Wabash National Corp.                           3,950           77
-  EntreMed, Inc.                                  3,400           77
-  Source Media, Inc.                              4,500           77
   Prime Retail, Inc. REIT                         8,800           76
   Mentor Corp.                                    4,104           76
-  Interim Services, Inc.                          3,700           76
   Weeks Corp. REIT                                2,500           76
   Ethyl Corp.                                    12,700           76
   Texas Regional Bancshares, Inc.                 2,800           76
-  Centennial Bancorp                              5,500           76
-  Valence Technology                             10,300           76
   Churchill Downs, Inc.                           2,200           76
-  Integrated Electrical Services,Inc.             4,700           76
   Flagstar Bancorp, Inc.                          3,000           76
-  ONSALE, Inc.                                    4,000           76
-  Mentor Graphics Corp.                           5,900           76
   Public Service Co. of New Mexico                3,800           76
-  MemberWorks, Inc.                               2,600           75
   TF Financial Corp.                              3,900           75
   Vintage Petroleum, Inc.                         7,000           75
-  Advantage Learning Systems, Inc.                3,400           75
   PennzEnergy Co.                                 4,500           75
-  Allaire Corp.                                   1,100           75
-  Com21, Inc.                                     4,400           75
-  NetGravity, Inc.                                3,300           75
-  Consolidated Graphics, Inc.                     1,500           75
-  California Culinary Academy Inc.               11,100           75
   New Jersey Resources Corp.                      2,000           75
   Clarcor Inc.                                    3,900           75
   Quaker Chemical Corp.                           4,600           75
-  Coleman Inc.                                    7,968           75
   Alpharma, Inc. Class A                          2,100           75
-  UNOVA, Inc.                                     4,700           75
-  Park-Ohio Holdings Corp.                        4,400           75
-  Interdigital Communications Corp.              16,100           74
-  LeukoSite, Inc.                                 6,200           74


                                       26
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
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                                                               MARKET
                                                               VALUE*
                                                  SHARES        (000)
---------------------------------------------------------------------
-  Banyan Systems, Inc.                            6,800     $     74
-  ISIS Pharmaceuticals, Inc.                      7,300           74
-  Basin Exploration Inc.                          3,700           74
   J. Baker, Inc.                                  8,600           74
-  Bangor Hydro-Electric Co.                       4,600           74
   JP Realty Inc. REIT                             3,600           74
-  Provident Financial Holdings, Inc.              3,700           74
-  Marine Drilling Co., Inc.                       5,400           74
   Capital Re Corp.                                4,600           74
-  Acceptance Insurance Cos. Inc.                  4,900           74
-  WebTrends Corp.                                 1,600           74
   Exide Corp.                                     5,000           74
   Superior Uniform Group, Inc.                    5,900           74
-  Tractor Supply Co.                              2,700           74
-  SpaceLabs Medical, Inc.                         3,900           74
-  Photronics Labs Inc.                            3,000           74
   Wolverine World Wide, Inc.                      5,250           74
-  Xoom, Inc.                                      1,400           74
   Varian Medical Systems, Inc.                    2,900           73
-  Diametrics Medical, Inc.                       12,200           73
-  IMRglobal Corp.                                 3,800           73
   Avista Corp.                                    4,500           73
-  TenFold Corp.                                   2,300           73
   Cleco Corp.                                     2,400           73
   Bandag, Inc.                                    2,100           73
   SIG Corp.                                       2,550           73
   Blair Corp.                                     2,700           73
   Cabot Oil & Gas Corp. Class A                   3,900           73
-  Crescent Operating, Inc. REIT                  10,660           73
-  Acuson Corp.                                    4,200           72
   Citizens Banking Corp.                          2,400           72
-  Earthshell Corp.                               10,300           72
   IRT Property Co. REIT                           7,300           72
-  Performance Food Group Co.                      2,650           72
-  Rent-A-Center, Inc.                             3,000           72
-  StanCorp Financial Group, Inc.                  2,400           72
-  Rexall Sundown, Inc.                            5,900           72
-  Artisoft, Inc.                                 14,200           72
-  Catherines Stores                               5,800           72
   Mitchell Energy & Development
     Corp. Class A                                 3,700           71
   G & L Realty Corp.                              6,204           71
   Arrow Financial Corp.                           2,705           71
   Harmon Industries, Inc.                         3,600           71
-  Arcadia Financial Ltd.                          9,200           71
   Anchor Bancorp Wisconsin Inc.                   4,000           71
-  Thermo Ecotek Corp.                             8,900           71
-  Global Industrial Technologies, Inc.            5,900           71
-  Echelon International Corp., Inc.               3,180           71
-  Hayes Lemmerz International, Inc.               2,420           71
   OEA, Inc.                                       8,000           71
   Century Bancorp, Inc. Class A                   3,700           71
-  CareInsite, Inc.                                1,500           71
-  Orbital Sciences Corp.                          3,000           71
-  Rainbow Technologies, Inc.                      6,000           71
-  Strattec Security Corp.                         2,100           71
-  Atwood Oceanics, Inc.                           2,266           71
-  Plains Resources                                3,717           71
-  On Assignment, Inc.                             2,700           71
-  Jo-Ann Stores, Inc. Class A                     4,700           71
   Oneida Ltd.                                     2,500           70
   Enterprise Products Partners L.P.               3,800           70
   Cross Timbers Oil Co.                           4,725           70
   Republic Security Financial Corp.               8,388           70
   Bradley Real Estate, Inc.
     8.40% Cvt. Pfd.                               3,024           70
   CB Bancshares Inc./Hawaii                       2,200           70
-  Airgas, Inc.                                    5,700           70
-  Caliber Learning Network, Inc.                 14,700           70
-  Pilgrim Capital Corp.                           3,600           70
-  Thermedics Detection Inc.                       6,930           70
   FFY Financial Corp.                             3,700           69
   First Financial Holdings, Inc.                  3,700           69
-  Fairchild Corp.                                 5,441           69
   AREA Bancshares Corp.                           2,557           69
-  Ampal-American Israel Corp.                    12,900           69
-  Beverly Enterprises, Inc.                       8,600           69
   Trinet Corporate Realty Trust,
     Inc. REIT                                     2,500           69
-  CompUSA, Inc.                                   9,300           69
-  Xircom, Inc.                                    2,300           69
   HEICO Corp. Class A                             2,850           69
-  Pioneer Group, Inc.                             4,000           69
-  GC Cos.  1,930                                     69
-  Clayton Williams Energy, Inc.                  11,600           69
-  Ascent Entertainment Group, Inc.                4,875           69
-  Aerial Communications Inc.                      5,100           69
-  Input/Output, Inc.                              9,100           69
-  International Telecommunication
     Data Systems, Inc.                            4,300           69
   Kansas City Life Insurance Co.                  1,600           69
-  Landstar System                                 1,900           69
-  Jones Lang Lasalle Inc.                         2,300           69
-  DVI, Inc.                                       4,000           69
-  Florida Panthers Holdings, Inc.                 6,400           68
   Centex Construction Products,Inc.               2,000           68
   Indiana Energy, Inc.                            3,200           68
-  Benihana Inc. Class A                           4,700           68
   Kilroy Realty Corp. REIT                        2,800           68
-  Hain Food Group, Inc.                           3,300           68
-  Personnel Group of America, Inc.                6,800           68
-  Insignia Financial Group, Inc.                  6,466           68
-  Hexcel Corp.                                    6,700           68
-  Fresh Del Monte Produce Inc.                    4,800           68
-  Vicorp Restaurants, Inc.                        3,900           68
   The Standard Register Co.                       2,200           68
-  Host Marriott Services Corp.                    8,320           68
-  Pride International Inc.                        6,400           68
-  VTEL Corp.                                     15,900           68
-  Impath, Inc.                                    2,500           68
-  Michaels Stores, Inc.                           2,200           67
-  Leap Wireless International, Inc.               3,325           67
-  Software.com, Inc.                              2,900           67
   Argonaut Group, Inc.                            2,800           67
-  Sinclair Broadcast Group, Inc.                  4,100           67
   JDN Realty Corp. REIT                           3,000           67
   Belden, Inc.                                    2,800           67
-  Eclipsys Corp.                                  2,800           67
   Colonial Gas Co.                                1,800           67
-  Heartland Express, Inc.                         4,058           66
-  Sunrise Assisted Living, Inc.                   1,900           66
   Redwood Trust, Inc. REIT                        4,000           66
-  Immucor Inc.                                    4,854           66
-  Esterline Technologies Corp.                    4,600           66
   MascoTech Inc.                                  3,900           66
-  SteriGenics International, Inc.                 2,500           66


                                       27
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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                               SHARES        (000)
---------------------------------------------------------------------
-  Mortons Restaurant Group                        3,456     $     66
-  Integrated Systems, Inc.                        5,600           66
-  Standard Microsystem                            8,700           66
   NYMAGIC, Inc.                                   4,200           66
   Riviana Foods Inc.                              3,500           66
   Sizzlers Property Investors, Inc.               7,500           66
-  IDX Systems Corp.                               2,900           65
-  Healthcare Financial Partners, Inc.             1,900           65
   LTC Properties, Inc. REIT                       5,000           65
-  SCM Microsystems,Inc.                           1,400           65
   Litchfield Financial Corp.                      3,831           65
-  Credit Acceptance Corp.                        10,800           65
-  MarketWatch.com, Inc.                           1,100           65
-  Harbinger Corp.                                 5,175           65
-  Columbia Sportswear Co.                         4,200           65
-  Imperial Credit                                 9,100           65
-  INSpire Insurance Solutions, Inc.               4,450           65
-  Clarus Corp.                                   12,900           65
-  Maxxam Inc.                                     1,000           65
-  Remedy Corp.                                    2,400           65
-  URS Corp.                                       2,200           64
-  CFI ProServices, Inc.                           5,731           64
   First Commonwealth
     Financial Corp.                               2,700           64
-  Catalytica, Inc.                                4,600           64
-  Mossimo, Inc.                                   7,200           64
   Invacare Corp.                                  2,400           64
   Crawford & Co. Class B                          3,950           64
   General Binding Corp.                           2,728           64
-  Allergan Specialty
     Therapeutics, Inc.                            5,890           64
-  PanAmSat Corp.                                  1,643           64
   Alberto-Culver Co. Class A                      2,800           64
-  Anixter International Inc.                      3,500           64
   Harbor Florida Bancshares, Inc.                 5,200           64
   Chesapeake Corp. of Virginia                    1,700           64
-  Wellsford Real Properties Inc. REIT             5,912           64
   Madison Gas & Electric Co.                      3,100           64
   Spartech Corp.                                  2,000           63
-  Oceaneering International, Inc.                 3,910           63
   BankAtlantic Bancorp, Inc. Class A              8,690           63
-  Amerco, Inc.                                    2,800           63
   Correctional Properties Trust REIT              4,000           63
   A.O. Smith Corp.                                2,250           63
   Mississippi Chemical Corp.                      6,400           63
-  Ortel Corp.                                     5,900           63
-  Corporate Express, Inc.                         8,950           63
-  Energy Conversion Devices, Inc.                 6,300           63
     State Financial Services
     Corp. Class A                                 4,100           63
-  Andrea Radio Corp.                              9,600           62
-  Datastream Systems, Inc.                        3,900           62
-  Prime Hospitality Corp.                         5,200           62
-  Scientific Games Holdings Corp.                 3,200           62
-  Boyd Gaming Corp.                               8,900           62
-  About.Com, Inc.                                 1,200           62
-  Enzo Biochem, Inc.                              6,300           62
-  Hot Topic, Inc.                                 2,300           62
-  Lifecore Biomedical Inc.                        5,400           62
-  Rogers Corp.                                    2,100           62
   Connecticut Water Services, Inc.                2,250           62
   L. S. Starrett Co. Class A                      2,300           62
   Ameron International Corp.                      1,400           62
   Bassett Furniture Industries, Inc.              2,700           62
   Bryn Mawr Bank Corp.                            2,400           62
-  Oxigene, Inc.                                   6,500           61
-  Marcam Solutions, Inc.                          8,200           61
-  Wit Capital Group, Inc.                         1,800           61
-  Pacific Gateway Exchange, Inc.                  2,100           61
   Milacron Inc.                                   3,300           61
-  TCSI Corp.                                     23,800           61
-  Nuevo Energy Co.                                4,600           61
-  FileNet Corp.                                   5,300           61
   Atlanta Sosnoff Capital                         6,400           61
-  Layne Christensen Co.                           9,500           61
-  Trimble Navigation Ltd.                         4,700           61
-  Egghead.com, Inc.                               5,400           60
   AMCOL International Corp.                       4,200           60
   Pennsylvania Enterprises Inc.                   1,966           60
-  Visual Data Corp.                               3,300           60
-  Fritz Cos., Inc.                                5,600           60
-  Todd Shipyards Corp.                            8,753           60
-  Florida Banks, Inc.                             7,700           60
   Granite State Bankshares, Inc.                  2,600           60
-  Financial Industries Corp.                      5,000           60
-  Digital River, Inc.                             1,800           60
   Skywest, Inc.                                   2,400           60
-  BE Avionics Inc.                                3,200           60
-  Lazare Kaplan International, Inc.               5,900           60
   Wackenhut Corp.                                 2,008           60
   First Liberty Financial Corp.                   1,900           60
   Fair Issac & Co.                                1,700           60
   Ventas, Inc.                                   11,000           59
   Northwest Natural Gas Co.                       2,450           59
-  Rochester Medical Corp.                         5,900           59
-  FLIR Systems, Inc.                              3,900           59
-  Kevco, Inc.                                     7,200           59
-  Petrocorp, Inc.                                 9,622           59
-  Right Management Consultants                    3,800           59
-  Sagent Technology, Inc.                         6,800           59
   First Western Bancorp                           1,750           59
   Apex Mortgage Capital, Inc. REIT                4,400           59
-  General DataComm
     Industries, Inc.                             22,300           59
   FBL Financial Group, Inc. Class A               3,000           59
   Prime Group Realty Trust REIT                   3,400           58
-  SpectraLink Corp.                              11,000           58
   Queens County Bancorp, Inc.                     1,800           58
   Gainsco, Inc.                                   9,900           58
-  S&K Famous Brands Inc.                          6,100           58
   Lawrence Savings Bank                           6,200           58
-  Education Management Corp.                      2,800           58
   Ocean Financial Corp.                           3,200           58
-  Wind River Systems Inc.                         3,600           58
   Baldor Electric Co.                             2,900           58
-  Renex Corp.                                    10,600           58
-  Intraware, Inc.                                 2,400           58
-  Medialink Worldwide, Inc.                       3,600           58
-  XOMA Ltd.                                       9,500           58
-  MetaCreations Corp.                             9,997           57
-  Multex.com Inc.                                 2,200           57
   SJNB Financial Corp.                            1,900           57
-  Banctec, Inc.                                   3,200           57
   Rollins, Inc.                                   3,600           57
-  Ace Cash Express, Inc.                          4,050           57
-  Applied Innovation Inc.                        12,200           57


                                       28
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
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                                                               MARKET
                                                               VALUE*
                                                  SHARES        (000)
---------------------------------------------------------------------
   Carpenter Technology Corp.                      2,000     $     57
   Downey Financial Corp.                          2,600           57
-  AgriBioTech, Inc.                               9,400           57
-  Arch Communications Group, Inc                  6,700           57
   Glimcher Realty Trust REIT                      3,500           57
-  Hawthorne Financial Corp.                       3,500           57
-  Avatar Holding, Inc.                            3,000           57
-  Ralcorp Holdings, Inc.                          3,533           57
   UMB Financial Corp.                             1,323           57
   Imperial Sugar Co.                              8,164           57
-  Intergraph Corp.                                7,300           57
-  Aavid Thermal Technologies                      2,500           57
   Angelica Corp.                                  3,200           56
   White Mountains Insurance
     Group, Inc.                                     400           56
-  New Mexico & Arizona Land Co.                   7,777           56
   AmerUs Life Holdings, Inc.                      2,084           56
-  TALK.com, Inc.                                  5,000           56
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                            3,348           56
-  Drexler Technology Corp.                        5,900           56
-  American Axle & Manufacturing
     Holdings, Inc.                                4,000           56
-  Delphi Financial Group, Inc.                    1,561           56
-  Ladd Furniture Inc.                             2,666           56
   Southwestern Energy Co.                         5,300           56
-  Miller Industries, Inc.                        14,200           56
   OmniQuip International, Inc.                    7,100           56
-  barnesandnoble.com inc.                         3,100           56
-  Silgan Holdings, Inc.                           2,800           56
   Crown American Realty Trust REIT                7,600           56
   Associated Estates Realty
     Corp. REIT                                    4,700           56
   Gables Residential Trust REIT                   2,300           55
   Bindly Western Industries, Inc.                 2,400           55
   Flushing Financial Corp.                        3,600           55
   Enhance Financial Services
     Group, Inc.                                   2,800           55
-  Neurogen Corp.                                  3,780           55
-  Sensory Science Corp.                          15,500           55
-  Safeskin Corp.                                  4,600           55
-  TBC Corp.                                       7,800           55
-  Lone Star Technologies, Inc.                    3,100           55
-  Genesys Telecommunications
     Laboratories, Inc.                            2,200           55
-  Giant Cement Holding, Inc.                      2,400           55
-  Bio-Rad Laboratories, Inc. Class A              2,100           55
-  Sabratek Corp.                                  2,500           55
   Ottawa Financial Corp.                          2,541           55
   LSI Industries Inc.                             2,264           55
   Simmons First National                          1,700           55
   UGI Corp. Holding Co.                           2,700           55
   Heilig-Meyers Co.                               8,000           55
   Tecumseh Products Co. Class B                   1,000           55
   Authentic Fitness Corp.                         3,100           54
-  Shoney's Inc.                                  24,795           54
-  Nashua Corp.                                    5,486           54
-  LINC Capital, Inc.                              6,100           54
   CV REIT, Inc.                                   4,200           54
-  Walker Interactive Systems, Inc.               20,600           54
   Olin Corp.                                      4,100           54
-  ONYX Software Corp.                             2,500           54
-  RailTex, Inc.                                   3,894           54
-  Frontline Communications Corp.                  6,400           54
-  Brightpoint, Inc.                               8,900           54
   Oakwood Homes Corp.                             4,100           54
   Merrill Corp.                                   3,700           54
-  AppliedTheory Corp.                             4,200           54
   Fleming Cos., Inc.                              4,600           53
-  Correctional Services Corp.                     6,997           53
   Resource Bancshares Mortgage
     Group, Inc.                                   5,200           53
   Enesco Group, Inc.                              2,300           53
   AGCO Corp.                                      4,700           53
-  Pediatrix Medical Group, Inc.                   2,500           53
   F & M Bancorp                                   1,579           53
   Thomas Nelson, Inc.                             4,750           53
-  Hartmarx Corp.                                 12,600           53
   Ziegler Cos., Inc.                              3,000           53
-  Syntel, Inc.                                    5,850           53
-  Kaneb Services, Inc.                           12,384           53
-  Perrigo Co.                                     6,900           53
   Harleysville National Corp.                     1,470           53
   Atmos Energy Corp.                              2,100           53
   R.H. Donnelley Corp.                            2,680           52
-  HomeBase, Inc.                                  8,300           52
   Telxon Corp.                                    6,600           52
   Springs Industries Inc. Class A                 1,200           52
   HMN Financial, Inc.                             4,500           52
-  American Bank Note
     Holographics, Inc.                           19,000           52
   Realty Income Corp. REIT                        2,200           52
   HEICO Corp.                                     2,100           52
-  Daisytek International Corp.                    3,200           52
-  Ocular Sciences, Inc.                           3,000           52
-  Microtouch Systems, Inc.                        3,500           52
-  Scott Technologies, Inc.                        2,700           52
-  Aspect Development, Inc.                        2,800           52
-  Coeur D'Alene Mines Corp.                      11,200           52
-  SpecTran Corp.                                  4,600           52
-  Walter Industries, Inc.                         4,000           52
   Wolohan Lumber Co.                              4,222           52
   Zenith National Insurance Corp.                 2,100           52
-  Boise Cascade Office
     Products Corp.                                4,400           52
-  Burlington Industries, Inc.                     5,703           52
-  APAC Teleservices, Inc.                        15,900           52
   Cascade Bancorp                                 3,200           52
   St. Francis Capital Corp.                       2,400           52
   A. Schulman Inc.                                3,000           52
   RFS Hotel Investors, Inc. REIT                  4,100           52
-  Staff Leasing,Inc.                              4,000           52
-  Jan Bell Marketing Inc.                        14,700           51
   Commercial Metals Co.                           1,800           51
   Allen Organ Co.                                 1,400           51
-  Diacrin, Inc.                                   9,000           51
   Presidential Life Corp.                         2,600           51
-  BankUnited Financial Corp.                      5,300           51
-  BCSB Bankcorp, Inc.                             6,000           51
-  The Good Guys, Inc.                             6,800           51
   M.A. Hanna Co.                                  3,100           51
-  Trammell Crow Co.                               3,100           51
-  Information Resources, Inc.                     5,806           51
-  California Amplifier, Inc.                      7,800           51
-  Data Transmission Network Corp.                 1,800           51
-  I-Link, Inc.                                   10,800           51


                                       29
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
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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                               SHARES        (000)
---------------------------------------------------------------------
-  Micrion Corp.                                   4,500     $     51
-  Netmoves, Corp.                                 9,200           51
   Worthington Foods                               3,066           51
-  Itron, Inc.                                     5,900           51
-  Friendly Ice Cream Corp.                        6,300           50
-  K-V Pharmaceutical Co. Class A                  3,250           50
-  Concentra Managed Care                          3,400           50
-  Wyman-Gordon Corp.                              2,600           50
   Andover Bancorp, Inc.                           1,600           50
-  COMFORCE Corp.                                 16,713           50
   Ambanc Holding Co., Inc.                        3,000           50
   Calgon Carbon Corp.                             8,400           50
   Arch Chemicals, Inc.                            2,050           50
-  Sicor, Inc.                                    11,700           50
   Sun Communities, Inc. REIT                      1,400           50
-  Highlands Insurance Group                       4,730           50
-  Alterra Healthcare Corp.                        3,600           50
   EZCORP, Inc.                                    7,200           50
   Luby's, Inc.                                    3,300           50
   NCH Corp.                                       1,000           50
-  Allen Telecom Inc.                              4,600           49
   Boddie-Noell Properties Inc.                    4,300           49
-  Lydall, Inc.                                    4,300           49
   Foster Wheeler Corp.                            3,500           49
-  Theragenics Corp.                               7,116           49
-  LCA-Vision, Inc.                                5,300           49
-  Chalone Wine Group Ltd.                         5,060           49
-  Varian Semiconductor Equipment
     Associates, Inc.                              2,900           49
-  I-STAT Corp.                                    5,400           49
-  U.S. Bioscience                                 5,050           49
   Universal Health Realty Income                  2,500           49
-  Penwest Pharmaceuticals Co.                     6,150           49
-  Swift Energy Co.                                4,600           49
   First Financial Corp.-Indiana                   1,300           49
   Strayer Education, Inc.                         1,600           49
-  Strategic Distribution, Inc.                   21,200           49
-  Read Rite Corp.                                 7,900           49
-  Clintrials Research, Inc.                       9,800           49
   Thornburg Mortgage Asset
     Corp. REIT                                    4,900           49
   MTS Systems Corp.                               4,020           49
-  Musicland Stores Corp.                          5,500           49
-  GST Telecommunications Inc.                     3,700           49
   St. Mary Land & Exploration Co.                 2,372           49
-  @Entertainment, Inc.                            2,600           49
   J.B. Hunt Transport Services, Inc.              3,000           49
   International Shipholding Corp.                 3,375           49
-  First Union Real Estate REIT                   10,780           49
-  Coherent, Inc.                                  2,600           48
   Newmil Bancorp, Inc.                            4,400           48
-  iXL Enterprises, Inc.                           1,800           48
   Corporate Office Properties
     Trust, Inc. REIT                              5,900           48
-  World Acceptance Corp.                          9,600           48
-  Dril-Quip, Inc.                                 2,100           48
-  Goody's Family Clothing                         4,200           48
   Haven Bancorp, Inc.                             3,000           48
-  Avant! Corp.                                    3,800           48
-  Steel Dynamics, Inc.                            3,100           48
   North Carolina Natural Gas Corp.                1,400           48
-  Salient 3 Communications Class A                5,900           48
-  Belco Oil & Gas Corp.                           6,900           48
-  Renaissance Worldwide, Inc.                     6,000           48
-  Weirton Steel                                  20,600           48
-  Sunbeam Corp.                                   6,000           48
-  Acmat Corp. Class A                             3,200           48
   A.M. Castle & Co.                               2,800           48
   Codorus Valley Bancorp, Inc.                    2,625           48
-  Old Dominion Freight Line, Inc.                 4,000           48
-  Halter Marine Group, Inc.                       7,169           47
-  Tech-Sym Corp.                                  1,998           47
-  Western Digital Corp.                           7,300           47
-  Kenneth Cole Productions, Inc.                  1,700           47
   Frontier Insurance Group, Inc.                  3,080           47
-  Applix, Inc.                                    5,400           47
-  OneMain.com, Inc.                               2,000           47
   Heritage Financial Corp.                        5,500           47
-  Romac International, Inc.                       5,300           47
-  Wall Data Inc.                                  4,904           47
-  West TeleServices Corp.                         5,000           47
-  Advanced Tissue Sciences Inc.                  14,400           47
   Chiquita Brands International, Inc.             5,200           47
-  Triad Hospitals, Inc.                           3,466           47
   Standard Commercial Tobacco Co.                 7,963           47
-  Jackpot Enterprises, Inc.                       5,500           47
-  Epicor Software Corp.                           6,274           47
-  National Processing, Inc.                       4,600           47
-  LifePoint Hospitals, Inc.                       3,466           47
   Cubic Corp.                                     1,900           47
-  ETEC Systems, Inc.                              1,400           47
-  Fourth Shift Corp.                             12,600           46
-  Kensey Nash Corp.                               5,800           46
   Battle Mountain Gold Co. Class A               19,000           46
   Advanta Corp. Class A                           2,563           46
   BeautiControl Cosmetics                        10,000           46
-  Juno Online Services, Inc.                      2,000           46
-  Electro Scientific Industries, Inc.             1,100           46
-  Varco International, Inc.                       4,200           46
-  XTRA Corp.                                      1,000           46
-  Advanced Lighting
     Technologies, Inc.                            5,100           46
-  GRC International, Inc.                         5,400           46
   Watsco, Inc.                                    2,800           46
   Stewart & Stevenson Services, Inc.              3,000           46
-  Foamex International, Inc.                      8,200           46
-  American Classic Voyager Co.                    1,900           46
-  Cone Mills Corp.                                7,600           46
-  Scholastic Corp.                                  900           46
-  Baldwin Technology Class A                     15,500           46
-  Vlasic Foods International, Inc.                6,226           46
   HF Financial Corp.                              3,400           45
-  Bell & Howell Co.                               1,200           45
   Middlesex Water Co.                             1,800           45
-  Hecla Mining Co.                               21,900           45
   Fidelity Bancorp, Inc.                          2,100           45
   W.R. Berkley Corp.                              1,800           45
-  Berkshire Hathaway Inc. Class B                    20           45
-  Zebra Technologies Corp. Class B                1,170           45
-  SITEL Corp.                                    15,300           45
-  Laboratory Corp. of America                    15,624           45
-  The TesseracT Group, Inc.                      17,100           45
   Schnitzer Steel Industries, Inc.
     Class A                                       2,000           45
   Southern Peru Copper Corp.                      3,100           45
-  Offshore Logistics, Inc.                        4,000           45


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                                                               MARKET
                                                               VALUE*
                                                  SHARES        (000)
---------------------------------------------------------------------
-  Nu Horizons Electronics Corp.                   6,300     $     44
-  Drug Emporium, Inc.                             6,128           44
   Donnelly Corp.                                  2,800           44
-  Hie Inc.                                       18,600           44
   Medford Bancorp, Inc.                           2,400           44
-  Delphi Information Systems, Inc.                4,400           44
   General Cable Corp.                             2,750           44
   Hopfed Bancorp, Inc.                            2,000           44
-  Stratus Properties, Inc.                        9,500           44
-  Reckson Associates Realty Corp.
     Class B                                       1,840           44
-  Allied Holdings, Inc.                           5,400           44
   Penford Corp.                                   2,700           44
-  Micrografx, Inc.                                7,200           44
   Mueller (Paul) Co.                              1,400           44
   Libbey, Inc.                                    1,500           44
-  Immunomedics Inc.                              29,600           43
-  P-Com, Inc.                                     8,300           43
-  Protocol Systems, Inc.                          5,000           43
   California Independent Bancorp                  2,100           43
-  infoUSA, Inc. Class B                           5,084           43
-  Signal Technology Corp.                         7,847           43
-  Stein Mart, Inc.                                4,600           43
-  Magellan Health Services, Inc.                  4,300           43
-  Shuffle Master, Inc.                            5,133           43
-  Manhattan Associates, Inc.                      5,200           43
   LTV Corp.                                       6,400           43
   DT Industries, Inc.                             4,600           42
-  Sybase, Inc.                                    3,840           42
-  United Capital Corp.                            2,700           42
   EastGroup Properties, Inc. REIT                 2,100           42
-  Perry Ellis International Corp.                 3,150           42
-  Aftermarket Technology Corp.                    3,700           42
   EDO Corp.                                       5,800           42
-  First Consulting Group, Inc.                    3,955           42
-  Careerbuilder, Inc.                             3,200           42
   Olsten Corp.                                    6,650           42
-  Satcon Technology Corp.                         5,407           42
-  Lynx Therapeutics Inc.                          3,700           42
-  Stoneridge,Inc.                                 3,100           42
   Getty Realty Holding Corp.                      2,900           42
   Katy Industries, Inc.                           3,200           42
   Titan International, Inc.                       3,500           42
   National City Bancorporation                    1,968           41
-  HMT Technology Corp.                           16,400           41
-  Mosaix Inc.                                     3,200           41
-  Sunburst Hospitality Corp.                      6,966           41
   Trenwick Group Inc.                             1,650           41
-  STAR Telecommunications, Inc.                   5,200           41
   Mid Atlantic Realty Trust REIT                  3,650           41
   United Mobile Homes, Inc.                       4,300           41
-  Artra Group Inc.                                3,000           41
-  Global Vacation Group, Inc.                     9,000           41
-  Harken Energy Corp.                            24,900           40
   Pittston BAX Group                              4,250           40
-  VWR Scientific Products Corp.                   1,100           40
-  StaffMark, Inc.                                 4,000           40
-  Black Box Corp.                                   800           40
-  Thermedics, Inc.                                4,300           40
-  Vantive Corp.                                   3,500           40
-  Carmike Cinemas, Inc. Class A                   2,511           40
   Oil-Dri Corp. of America                        2,500           40
   Steelcase Inc.                                  2,000           40
-  HA-LO Industries, Inc.                          4,050           40
   Bank of the Ozarks, Inc.                        2,200           40
-  Celera Genomics                                 2,463           40
   World Fuel Services Corp.                       2,700           40
-  Norstan, Inc.                                   3,200           40
-  Intelidata Technologies Corp.                  15,900           40
-  M&F Worldwide Corp.                             5,000           40
-  Spectranetics Corp.                            14,100           40
   Waddell & Reed Financial, Inc.                  1,445           40
-  Capital Trust Class A                           8,800           40
-  Sizzler International                          17,600           40
   Konover Property Trust, Inc. REIT               4,300           40
-  Grey Wolf, Inc.                                15,800           40
   Penn Virginia Corp.                             2,000           40
-  Superior Consultant Holdings Corp.              1,600           40
-  WHX Corp.                                       6,000           39
-  SpectRx, Inc.                                   5,074           39
-  Aetrium, Inc.                                   4,300           39
-  Informatica Corp.                               1,100           39
-  Ultratech Stepper, Inc.                         2,600           39
-  Object Design, Inc.                            10,100           39
-  Software Spectrum, Inc.                         2,400           39
-  GT Interactive Software Corp.                  11,100           39
   Arrow International, Inc.                       1,500           39
-  Aqua Alliance Inc.                             38,800           39
-  Cyberian Outpost, Inc.                          3,900           39
-  Franklin Electronic Publishers, Inc.           10,500           39
   Overseas Shipholding Group Inc.                 3,000           39
-  Berlitz International, Inc.                     2,101           39
-  Cytoclonal Pharmaceutics Inc.                   6,100           39
   Merit Holding Corp.                             1,700           38
-  Biotechnology General                           5,900           38
   Schweitzer-Mauduit
     International, Inc.                           2,550           38
   Superior Industries
     International, Inc.                           1,400           38
-  Aspect Telecommunications Corp.                 3,900           38
-  Consumer Portfolio Services, Inc.              22,700           38
-  Mattson Technology, Inc.                        3,000           38
-  Protein Design Labs                             1,700           38
-  Able Telcom Holding Corp.                       5,200           38
   Avado Brands, Inc.                              4,500           38
-  Coram Healthcare Corp.                         21,523           38
-  Inprise Corp.                                   7,700           38
-  Credit Management Solutions, Inc.               7,900           38
-  FSI International, Inc.                         4,500           37
-  The Buckle, Inc.                                1,300           37
   NewSouth Bancorp, Inc.                          2,100           37
-  Ocwen Financial Corp.                           4,200           37
   Covest Bankshares, Inc.                         2,500           37
-  AMF Bowling, Inc.                               4,400           37
   Cadmus Communications                           2,700           37
   Green Mountain Power Corp.                      3,300           37
-  Pharmacopeia, Inc.                              3,300           37
-  Dura Pharmaceuticals, Inc.                      3,100           37
-  Zamba Corp.                                    19,000           37
-  Diamond Multimedia Systems, Inc.                8,900           37
-  Coventry Health Care Inc.                       3,345           37
-  International Microcomputer
     Software, Inc.                                7,500           37
-  Syms Corp.                                      4,500           37
-  Deltek Systems, Inc.                            3,700           37
-  RWD Technologies, Inc.                          3,500           37


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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                               SHARES        (000)
---------------------------------------------------------------------
-  York Research Corp.                             5,900     $     37
-  Active Voice Corp.                              2,500           36
   PXRE Corp.                                      2,000           36
   Ryerson Tull, Inc.                              1,591           36
   Alico, Inc.                                     2,300           36
-  Xiox Corp.                                      1,900           36
-  PICO Holdings, Inc.                             1,402           35
-  Kitty Hawk, Inc.                                4,500           35
   K2 Inc.                                         3,964           35
-  Cameron Ashley Building Products                3,392           35
-  PhyCor, Inc.                                    4,750           35
-  Big Dog Holdings, Inc.                          6,700           35
-  Todhunter International, Inc.                   4,200           35
   Equity Inns, Inc. REIT                          3,800           35
-  Factory 2-U Stores Inc.                         1,900           35
-  Converse Inc.                                   9,666           35
   NUI Corp.                                       1,400           35
-  Ceres Group, Inc.                               3,800           35
   Energy West Inc.                                4,000           35
-  Priority Healthcare Corp. Class B               1,000           35
-  Sunrise Medical, Inc.                           4,800           34
   Wainwright Bank & Trust Co.                     4,200           34
-  Momentum Business
     Applications, Inc.                            4,814           34
-  NeoPharm, Inc.                                  2,300           34
-  SpeedFam-IPEC, Inc.                             2,102           34
-  Pericom Semiconductor Corp.                     3,000           34
-  autobytel.com inc.                              1,600           33
   Spartan Motors, Inc.                            5,800           33
   Arch Coal, Inc.                                 2,400           33
   UniFirst Corp.                                  1,800           33
   US Bancorp, Inc.                                2,100           33
-  Heartland Technology, Inc                       5,500           33
   Innkeepers USA Trust REIT                       3,300           33
-  Sonic Automotive, Inc.                          2,400           33
-  Synagro Technologies Inc.                       5,100           33
-  Precision Response Corp.                        5,800           32
   Hancock Fabrics, Inc.                           7,400           32
-  Martek Biosciences Corp.                        3,800           32
-  VideoServer, Inc.                               3,400           32
-  Acacia Research Corp.                           4,000           32
-  Integrated Health Services, Inc.                4,000           32
-  Glenayre Technologies, Inc.                     8,900           32
-  Buckeye Technology, Inc.                        2,100           32
-  Carriage Services, Inc.                         1,700           32
-  Lancer Corp.                                    3,802           32
-  Engineering Animation, Inc.                     1,500           32
-  MSC Industrial Direct Co., Inc.
     Class A                                       3,100           32
   Cavalier Homes, Inc.                            3,840           31
   Superior Telecom Inc.                           1,250           31
   Oxford Industries, Inc.                         1,100           31
   Amcast Industrial Corp.                         1,904           31
-  Danielson Holdings Corp.                        5,400           31
-  Headway Corporate
     Resources, Inc.                               6,700           31
-  Crestline Capital Corp.                         1,840           31
-  NPC International Class A                       2,000           31
-  Centigram Communications                        3,300           31
-  Avid Technology, Inc.                           1,900           31
-  CHS Electronics, Inc.                           7,000           31
-  GP Strategies Corp.                             3,500           31
-  Trump Hotels & Casino
     Resorts, Inc.                                 6,700           31
-  Aspen Technologies, Inc.                        2,600           31
-  Stage Stores, Inc.                              4,700           31
   FNB Financial Services Corp.                    2,000           31
-  Keystone Consolidated
     Industries, Inc.                              4,600           30
-  Checkpoint Systems, Inc.                        3,400           30
   MMI Cos., Inc.                                  1,800           30
-  Comdial Corp.                                   4,300           30
   Green Street Financial Corp.                    2,600           30
-  MLC Holdings, Inc.                              3,900           30
-  Billing Concepts Corp.                          2,700           30
-  MRV Communications Inc.                         2,300           30
   Guilford Mills, Inc.                            2,900           30
-  Navigators Group, Inc.                          2,000           30
-  Omega Health Systems, Inc.                      4,000           30
   Westbanco Inc.                                  1,000           30
-  Scios, Inc.                                     9,200           30
-  Autoweb.com, Inc.                               2,000           30
-  Juniper Networks INC                              200           30
-  Webco Industries, Inc.                          5,800           30
   Merchants Bancshares, Inc.                      1,300           30
-  Fresh America Corp.                             2,100           29
-  Digital Microwave Corp.                         2,300           29
-  Metromedia International
     Group, Inc.                                   3,900           29
   BankAtlantic Bancorp, Inc.
     Class B                                       3,592           29
-  Sola International Inc.                         1,500           29
-  Jenny Craig Inc.                                8,300           29
-  Computer Horizons Corp.                         2,100           29
-  ADAC Laboratories                               4,000           29
-  Brocade Communications
     Systems, Inc.                                   300           29
-  SEEC, Inc.                                      6,800           29
   Hunt Corp.                                      3,500           29
-  Davel Communications, Inc.                      5,357           29
-  Digital Island Inc.                             1,600           29
   CVB Financial Corp.                             1,100           29
   Lillian Vernon Corp.                            2,200           29
-  Optical Cable Corp.                             2,600           29
-  V-One Corp.                                    10,500           29
   Maine Public Service Co.                        1,600           28
   Aames Financial Corp.                          21,600           28
   Ampco-Pittsburgh Corp.                          2,200           28
-  MTR Gaming Group Inc.                          10,000           28
-  Impco Technologies Inc.                         2,200           28
-  Technisource, Inc.                              5,400           28
   Crown Crafts, Inc.                              6,400           28
-  PriceSmart, Inc.                                  800           28
   NBT Bancorp, Inc.                               1,365           28
   Cato Corp. Class A                              2,400           28
-  Barnett, Inc.                                   3,700           28
-  Building One Services Corp.                     2,000           28
   Guarantee Life Cos., Inc.                       1,100           28
   Home Bancorp                                    1,000           28
-  Waste Systems International, Inc.               4,000           28
-  North American Vaccine, Inc.                    5,639           27
   Capstead Mortgage Corp. REIT                    5,050           27
-  Novavax, Inc.                                   7,810           27
-  Filene's Basement Corp.                        18,895           27
   Banco Santander Puerto Rico                     1,500           27


                                       32
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                                                               MARKET
                                                               VALUE*
                                                  SHARES        (000)
---------------------------------------------------------------------
-  Cellnet Data Systems                            3,000     $     27
-  Material Sciences Corp.                         1,800           27
-  Eco Soil Systems, Inc.                          5,000           27
-  Molecular Biosystems, Inc.                     10,997           27
   Holly Corp.                                     2,000           27
   Phoenix Investment Partners Ltd.                3,100           27
-  Orange-Co, Inc.                                 4,900           27
   Great Southern Bancorp, Inc.                    1,000           27
-  Boston Beer Co., Inc. Class A                   3,300           27
-  Noodle Kidoodle Inc.                            5,000           27
-  Vivus, Inc.                                    10,100           27
-  Phoenix Technologies LTD.                       1,470           26
-  Learning Tree International, Inc.               2,400           26
-  School Specialty, Inc.                          1,627           26
   M/A/R/C, Inc.                                   1,800           26
-  Time Warner Telecom Inc.                          900           26
-  Systemax Inc.                                   2,100           26
   LandAmerica Financial Group, Inc.                 900           26
-  Workflow Management, Inc.                       1,809           26
-  Colonial Downs Holdings, Inc.                  13,300           26
-  Cirrus Logic                                    2,900           26
-  Lumisys, Inc.                                   7,800           26
-  Exabyte Corp.                                   6,600           26
-  PathoGenesis Corp.                              1,800           26
-  S3, Inc.                                        2,800           25
   General Chemical Group, Inc.                    8,100           25
   Pan Pacific Retail Properties,
     Inc. REIT                                     1,300           25
-  UniSource Energy Corp.                          2,100           25
   Anthracite Capital Inc.                         3,800           25
-  Premier Research Worldwide, Ltd.                3,900           25
-  Invitrogen Corp.                                1,000           25
-  Rocky Mountain Chocolate
     Factory, Inc.                                 4,100           25
   Tremont Corp.                                   1,142           25
-  Health Management Systems, Inc.                 4,453           24
   Landmark Bancshare, Inc.                        1,300           24
   State Auto Financial Corp.                      1,800           24
-  BJ Services Co. Warrants
     Exp. 4/13/2000                                  787           24
-  Immune Response                                 4,500           24
-  Castle & Cooke Inc.                             1,366           24
-  Stac Software, Inc.                             4,317           24
-  DA Consulting Group, Inc.                       4,000           24
-  PictureTel Corp.                                3,000           24
-  US SEARCH.com Inc.                              3,000           24
   Dimon Inc.                                      4,600           24
-  Information Management
     Associates, Inc.                              6,800           24
-  OpenROUTE Networks, Inc.                        5,600           24
-  Griffin Land & Nurseries, Inc.                  2,000           24
-  SM&A Corp.                                      3,100           24
   Tejon Ranch Co.                                   900           24
-  DLJdirect                                         800           24
-  Veterinary Centers of America, Inc.             1,740           24
-  Lexington Global Asset
     Managers, Inc.                                6,600           24
   Tech/Ops Sevcon, Inc.                           1,900           24
-  Bush Boake Allen, Inc.                            800           23
-  Styling Technology Corp.                        1,800           23
-  Lone Star Steakhouse &
     Saloon, Inc.                                  2,400           23
-  Systems & Computer
     Technology Corp.                              1,600           23
-  Badger Paper Mills, Inc.                        3,200           23
-  EMS Technologies, Inc.                          1,600           23
-  Amresco, Inc.                                   3,600           23
   BMC Industries, Inc.                            2,237           23
-  Thermo TerraTech, Inc.                          4,100           23
-  Winter Sports Inc.                              2,425           23
-  Rehabilicare, Inc.                              6,880           23
-  Lechters Corp.                                  9,000           23
-  Data Race, Inc.                                 6,778           22
   Horizon Financial Corp.                         1,635           22
-  Metra Biosystems, Inc.                         13,000           22
-  Genesis Direct, Inc.                           11,900           22
   Bridge View Bancorp                             1,260           22
   Titanium Metals Corp.                           2,000           22
-  Meridian Gold Co.                               4,800           22
-  3DO Co.                                         4,800           22
-  TRO Learning, Inc.                              3,600           22
-  Cheap Tickets, Inc.                               600           22
   Circle International Group, Inc.                1,000           22
-  EEX Corp.                                       3,148           22
-  Comfort Systems USA, Inc.                       1,200           22
-  Brite Voice Systems, Inc.                       1,555           22
-  Gibson Greetings, Inc.                          3,400           22
-  TST Impreso, Inc.                               5,300           22
   Oregon Steel Mills, Inc.                        1,600           21
-  Carrington Labs Inc.                            7,400           21
   Glenborough Realty Trust,
     Inc. REIT                                     1,200           21
   RPC Inc.                                        2,400           21
-  Applied Graphics
     Technologies, Inc.                            1,660           21
   Health Care REIT, Inc.                            900           21
-  Life Financial Corp.                            4,900           21
   Grove Property Trust REIT                       1,600           21
-  Quaker City Bancorp, Inc.                       1,250           21
-  Alexander's, Inc.                                 277           20
-  Mesaba Holdings, Inc.                           1,600           20
-  American Skiing Co.                             5,000           20
-  PRT Group Inc.                                  7,000           20
-  Merisel, Inc.                                   8,800           20
   J.M. Smucker Co. Class A                          900           20
-  Bell Industries, Inc.                           4,500           20
-  Network Access Solutions Corp.                  1,500           20
   Winston Hotels, Inc. REIT                       1,900           20
-  INSO Corp.                                      3,700           20
-  Loronix Information Systems                     2,400           20
-  Seven Seas Petroleum Inc.                       7,200           20
-  Dura Automotive Systems, Inc.                     593           20
-  Urocor, Inc.                                    4,000           20
   Terra Industries, Inc.                          4,900           20
   Gentek, Inc.                                    1,400           19
-  Total-Tel USA Communications, Inc.              1,100           19
   Roadway Express Inc.                            1,000           19
   Alamo Group, Inc.                               2,200           19
-  National Western Life Insurance
     Co. Class A                                     200           19
   Foothill Independent Bancorp.                   1,391           19
   Nash-Finch Co.                                  1,900           19
-  Marvel Enterprises Inc.                         2,600           19
-  NVIDIA Corp.                                    1,000           19
   Oregon Trail Financial Corp.                    1,500           19


                                       33
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
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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                               SHARES        (000)
---------------------------------------------------------------------
   Patriot Bank Corp.                              2,000     $     19
   York Financial Corp.                            1,280           19
-  Korn/Ferry International                        1,100           19
   Wiser Oil Co.                                   5,600           19
   American Access
     Technologies Inc.                             1,000           19
-  QAD Inc.                                        6,000           18
-  Genesis Health Ventures Inc.                    6,100           18
   Oak Hill Financial, Inc.                        1,000           18
-  Schuler Homes Inc.                              2,800           18
-  Innovative Gaming Corp.                        10,000           18
   Berry Petroleum Class A                         1,300           18
-  Designs, Inc.                                  12,050           18
-  Parker Drilling Co.                             5,400           18
   Synalloy Corp.                                  2,200           18
-  Rainforest Cafe, Inc.                           3,525           18
-  PlayCore, Inc.                                  3,100           18
-  Applied Magnetics Corp.                         5,800           18
-  Hollywood Casino Corp.                         11,800           18
-  Vertex Industries, Inc.                         6,700           18
-  Nastech Pharmaceutical Co., Inc.                5,300           18
   Greater Community Bancorp                       1,700           17
-  Pegasystems Inc.                                1,700           17
-  Atrix Laboratories, Inc.                        1,800           17
-  Celtrix Pharmaceuticals                        13,800           17
-  National Dentex Corp.                           1,000           17
-  Interleaf, Inc.                                 2,933           17
-  Osicom Technologies, Inc.                       1,347           17
   Investors Title Co.                             1,000           17
   ISCO, Inc.                                      2,700           17
   Herbalife International Class A                 1,533           17
-  Consolidated Freightways Corp.                  1,300           17
   Urstadt Biddle Properties REIT
     Class A                                       2,100           17
-  Conrad Industries, Inc.                         3,300           17
-  Scheid Vineyards, Inc. Class A                  3,300           17
-  U.S. Energy Corp.                               4,400           17
-  Seattle FilmWorks, Inc.                         5,375           16
-  Invision Technologies, Inc.                     3,200           16
-  Trans World Airlines                            3,300           16
-  Innovasive Devices, Inc.                        5,000           16
-  Thermotrex Corp.                                2,100           16
-  Chic By H.I.S., Inc.                            6,020           16
-  Rohn Industries Inc.                           11,500           16
-  The Gymboree Corp.                              1,500           16
   TransPro Inc.                                   3,000           16
   Urstadt Biddle Properties REIT                  2,100           16
-  Interneuron Pharmaceutical, Inc.                5,700           16
-  UroQuest Medical Corp.                          8,800           16
   Stephan Co.                                     3,700           15
-  ThermoLase Corp.                               11,800           15
-  NetManage, Inc.                                 7,147           15
-  Encore Wire Corp.                               1,700           15
-  Curative Health Services Inc.                   2,800           15
-  Quality Systems, Inc.                           2,400           15
-  HCIA, Inc.                                      1,700           15
-  V.I. Technologies, Inc.                         3,000           15
-  Electronic Retailing Systems
     International, Inc.                           9,900           15
-  Sciclone Pharmaceuticals                       11,800           15
-  TCI Satellite Entertainment, Inc.
     Class A                                       5,004           15
-  Epitope Inc.                                    2,500           15
-  Hologic, Inc.                                   2,600           15
-  Kendle International Inc.                         900           14
   United Wisconsin Services, Inc.                 1,800           14
-  C2, Inc.                                        2,300           14
-  Viasoft, Inc.                                   4,100           14
-  Vistana, Inc.                                     900           14
   Greater Delaware Valley
     Savings Bank                                  1,500           14
-  Homestead Village, Inc.                         5,734           14
-  International Assets Holding Corp.              2,178           14
-  NS Group Inc.                                   1,500           14
   Birmingham Steel Corp.                          3,350           14
-  Volt Information Sciences Inc.                    600           14
   Skaneateles Bancorp, Inc.                         523           14
-  Information Architects Corp.                    5,700           14
-  Echo Bay Mines Ltd.                             9,400           14
-  Applied Digital Access, Inc.                    3,000           14
-  Breed Technological Inc.                        6,000           14
-  Toymax International, Inc.                      2,700           13
-  IA Corp.                                        6,700           13
   U.S.B. Holding Co., Inc.                          862           13
   Lindsay Manufacturing Co.                         750           13
-  Ziff-Davis Inc.-ZDNet                             500           13
-  ContiFinancial Corp.                            3,600           13
-  StarMedia Network, Inc.                           200           13
-  Darling International, Inc.                     6,600           13
-  Lakes Gaming, Inc.                              1,162           13
-  Alliance Pharmaceutical Corp.                   4,798           13
-  Medar, Inc.                                     5,742           13
-  Crown Vantage, Inc.                             5,680           12
   Virco Manufacturing Corp.                         770           12
-  Destia Communications, Inc.                     1,000           12
-  Chesapeake Energy Corp.                         4,200           12
   Clarion Commercial Holdings, Inc.               1,800           12
-  NovaCare, Inc.                                  8,100           12
-  Silknet Software, Inc.                            300           12
-  Hauser, Inc.                                    2,200           12
-  Objective Systems Integrators, Inc.             4,400           12
-  Larscom, Inc. Class A                           5,300           12
   Primex Technologies, Inc.                         560           12
-  Schein Pharmaceutical, Inc.                     1,000           12
-  Avigen, Inc.                                    2,000           12
-  Geoworks                                        4,000           12
-  Starter Corp.                                   9,600           12
-  Cidco, Inc.                                     1,600           12
   Phillips-Van Heusen Corp.                       1,200           12
-  IGI, Inc.                                       6,710           12
-  Graham-Field Health Products Inc.               7,800           12
-  General Magic, Inc.                             3,300           12
   Continental Mortgage &
     Equity Trust                                    750           12
-  Redhook Ale Brewery, Inc.                       3,000           12
   Thermoretec Corp.                               2,700           11
-  Miravant Medical Technology                     1,600           11
-  Telular Corp.                                   3,875           11
-  Omega Worldwide, Inc.                           2,794           11
-  Advanced Magnetics, Inc.                        2,700           11
-  Mesa Air Group Inc.                             1,500           11
   Met-Pro Corp.                                     900           11
-  Premisys Communications, Inc.                   1,500           11
   Herbalife International Class B                 1,266           11
-  Central Financial Acceptance Corp.              3,000           11
-  AMBI, Inc.                                      4,400           11


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                                                               MARKET
                                                               VALUE*
                                                  SHARES        (000)
---------------------------------------------------------------------
-  Just for Feet, Inc.                             1,650     $     11
-  Komag, Inc.                                     3,200           11
-  SkyePharma PLC ADR                              1,371           11
-  Caribiner International, Inc.                   1,700           11
-  Fresh Choice, Inc.                              5,100           11
-  Oak Technology, Inc.                            2,900           11
   Huntco Inc. Class A                             3,500           11
-  Landry's Seafood Restaurants, Inc.              1,300           10
-  NCS HealthCare, Inc.                            1,900           10
   Farrel Corp.                                    5,000           10
-  Scherer Health                                  3,200           10
   Vesta Insurance Group, Inc.                     2,200           10
-  Cardima, Inc.                                   5,000           10
-  General Cigar Holdings, Inc.                    1,300           10
-  Presstek, Inc                                   1,400           10
-  TD Waterhouse Group, Inc.                         400           10
-  U.S. Office Products Co.                        1,861           10
-  Cytrx Corp.                                     5,000           10
-  FARO Technologies, Inc.                         2,000           10
-  Versant Corporation                             4,000           10
-  Aqua Care Systems, Inc.                         6,700           10
-  Consolidated Delivery &
     Logistics, Inc.                               2,800           10
-  Planet Hollywood International,
     Inc. Class A                                 14,200           10
-  USDATA Corp., Inc.                              2,497           10
-  Global Payment Tech Inc.                        1,200           10
-  Gulf West Banks, Inc.                           1,100            9
-  Vertel Corp.                                    5,000            9
   Meridian Diagnostics, Inc.                      1,300            9
   Atlantic Tele-Network, Inc.                       880            9
-  Gilman & Ciocia, Inc.                           1,000            9
-  Respironics, Inc.                                 600            9
-  Nord Resources Corp.                           15,700            9
-  Medplus, Inc.                                   5,600            9
-  MAXIMUS, Inc.                                     300            9
-  Excel Legacy Corp.                              1,800            9
-  Adams Golf, Inc.                                3,300            8
-  Planet Polymer Technology, Inc.                 5,200            8
-  Digital Origin, Inc.                            2,500            8
-  Maxicare Health Plans Inc.                      1,700            8
-  The A Consulting Team, Inc.                     1,000            8
-  Natural Wonders                                 2,000            8
-  Employee Solutions, Inc.                        6,700            8
-  AmeriPath, Inc.                                   900            8
-  OAO Technology Solutions, Inc.                  2,061            8
-  Vestcom International, Inc.                     2,200            8
-  Base Ten Systems Class A                        8,000            8
   First Commerce Bancshares Inc.
     Class A                                         300            7
-  CAIS Internet, Inc.                               400            7
-  ImmuLogic Pharmaceutical Corp.                  3,900            7
   CRIIMI MAE, Inc. REIT                           3,200            7
-  Service Merchandise Co., Inc.                  19,200            7
-  Aztec Technology Partners, Inc.                 3,788            7
-  Viant Corp.                                       200            7
   American Medical Security
     Group, Inc.                                     800            7
-  Intelligent Medical Imaging, Inc.               9,000            7
-  Geneva Steel Class A                           26,500            7
-  Unigene                                         7,000            7
-  Genzyme Surgical Products                       1,468            6
-  Total Containment                               2,100            6
-  Capital Corp. of the West                         500            6
   Harnischfeger Industries Inc.                   3,100            6
-  Maker Communications, Inc.                        200            6
-  SMC Corp.                                       1,200            6
-  TransTexas Gas Corp.                           10,300            6
   Carolina Southern Bank                            400            6
-  Regent Assisted Living, Inc.                    1,500            6
-  IEC Electronics Corp.                           1,682            6
-  Labtec, Inc.                                    1,400            6
-  Applied Microsystems Corp.                      1,900            6
-  Computer Learning Centers, Inc.                 1,200            6
-  Navigant International, Inc.                      744            6
-  Mobius Management Systems, Inc.                   700            6
-  Samsonite Corp.                                 1,116            6
   Jefferson Savings Bancorp, Inc.                   400            6
   Sauer Inc.                                        500            5
-  Transworld Healthcare Inc.                      1,574            5
-  Axiohm Transaction Solutions, Inc.              1,326            5
-  Latitude Communications, Inc.                     400            5
-  Alyn Corp.                                      1,600            5
-  Royal Precision Inc.                            2,000            5
-  Gold Reserve Inc. Class A                       4,300            5
-  United Leisure Corp.                            1,800            5
-  Ramtron International Corp.                     7,800            5
-  Amylin Pharmaceuticals, Inc.                    4,300            5
-  Input Software Inc.                               800            5
-  Altiva Financial Corp.                          1,050            5
-  Technical Chemicals and
     Products, Inc.                                4,200            5
-  SeaMED Corp.                                      400            5
-  Integrated Silicon Solution, Inc.                 800            5
-  Radio One, Inc.                                   100            5
-  Altris Software, Inc.                           5,300            5
-  Omtool, Ltd.                                    1,400            5
-  Chesapeake Biological
     Laboratories, Inc.                            1,300            5
-  Cyberguard Corp.                                4,500            5
-  Crescendo Pharmaceuticals Corp.                   260            4
-  AER Energy Resources, Inc.                     20,300            4
-  Phoenix International Ltd., Inc.                  700            4
-  Ascent Pediatrics, Inc.                         2,200            4
-  Microwave Systems Corp.                         2,800            4
-  Network Plus Corp.                                200            4
-  Neoprobe Corp.                                  6,300            4
-  Vista Energy Resources, Inc.                    2,000            4
-  Data Systems Network Corp.                      4,200            4
   Laser Mortgage Management, Inc.                 1,100            4
-  Daily Journal Corp.                               100            4
-  Forcenergy Inc.                                 3,956            4
-  Blue Wave Systems, Inc.                         1,000            4
-  GSE Systems, Inc.                                 600            4
-  CD Warehouse, Inc.                                400            3
-  Health Systems Design Corp.                       800            3
-  Multigraphics Inc.                              1,600            3
-  Penncorp Financial Group Inc.                   6,800            3
-  Genome Therapeutics Corp.                       1,100            3
-  Secure Computing Corp.                          1,300            3
-  Vornado Operating Inc. REIT                       395            3
-  Wellcare Management Group, Inc.                 4,000            3
-  Sun Healthcare Group, Inc.                      7,975            3
-  Electric Fuel Corp.                             1,800            3
-  Interstate Hotels Corp.                           720            3
-  Viisage Technology, Inc.                        2,500            3


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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                               SHARES        (000)
---------------------------------------------------------------------
-  Astea International, Inc.                       1,000   $        3
-  Response Oncology, Inc.                         1,000            3
   Allied Products Corp.                           1,000            3
-  Continucare Corp.                               4,600            3
-  American Banknote Corp.                         9,100            3
-  PowerCerv Corp.                                 1,000            3
-  Capital Pacific Holdings, Inc.                    700            3
-  Metrocall, Inc.                                   900            2
   Pittsburgh & West Virginia Railroad               300            2
-  MAI Systems Corp.                                 700            2
-  Genzyme Molecular Oncology                        821            2
-  Avatex Corp.                                    2,000            2
-  Alanco Environmental
     Resources Corp.                               1,986            2
-  Dispatch Management
     Services Corp.                                  800            2
-  Vencor, Inc.                                   14,500            2
-  Numerex Corp.                                     500            2
-  Integra, Inc.                                   1,600            2
-  Insilco Holding Corp.                              87            2
-  Checkers Drive-In Restaurant                    5,400            2
-  International Lottery & Totalizator
     Systems, Inc.                                 2,933            2
-  Uranium Resources, Inc.                         8,300            2
-  Just Like Home, Inc.                            2,400            2
-  Einstein/Noah Bagel Corp.                       1,800            2
   Summit Bancshares, Inc.                           100            2
-  Comshare                                          553            2
-  Aura Systems, Inc.                              7,500            2
-  Agritope, Inc.                                    460            2
-  Docucorp International                            361            1
-  JumboSports Inc.                               14,800            1
-  Foreland Corp.                                  2,666            1
-  Merry Land Properties, Inc. REIT                  270            1
-  Mariner Post-Acute Network, Inc.                2,181            1
-  Quintel Communications, Inc.                      800            1
-  Mobley Environmental
     Services, Inc, Class A                        6,600            1
-  ProcureNet, Inc.                                6,800            1
-  Horizon Group Properties, Inc. REIT               310            1
-  Microfield Graphics, Inc.                       1,100            1
-  The Penn Traffic Co.                            6,200            1
-  Atlantic Gulf Communities Corp.                 1,500            1
-  LTC Healthcare, Inc.                              500            1
-  Colorado Casino Resorts, Inc.                   5,600            1
-  Alteon, Inc.                                    1,200            1
-  FIRSTPLUS Financial Group, Inc.                 2,700            1
-  Cole National Corp. Class A                       100            1
-  Gradco Systems, Inc.                              275            1
-  Health Fitness Corp.                            1,400            1
-  Centura Software Corp.                            600            1
-  All American Semiconductor, Inc.                  200            1
-  OneWorld Systems, Inc.                            700            1
-  Cellular Technical Services                       160            1
-  HumaScan, Inc.                                  5,000            1
-  nVIEW Corp.                                     3,300            1
---------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $894,203)                                           1,496,744
---------------------------------------------------------------------

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                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
                                                   (000)        (000)
---------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (24.1%)
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (8.2%)
U.S. Treasury Bonds
   7.125%, 2/15/2023                           $   7,700    $   8,519
   7.50%, 11/15/2016                                 200          226
   7.625%, 11/15/2022                              4,125        4,805
   7.875%, 2/15/2021                                 625          740
   8.00%, 11/15/2021                               8,820       10,618
   8.125%, 8/15/2019                              24,805       29,944
   8.125%, 5/15/2021                               5,085        6,184
   8.125%, 8/15/2021                              18,575       22,602
   8.50%, 2/15/2020                                9,505       11,896
   8.75%, 5/15/2017                                4,015        5,063
   8.75%, 5/15/2020                                3,450        4,423
   8.75%, 8/15/2020                                5,175        6,649
   8.875%, 8/15/2017                               4,225        5,391
   8.875%, 2/15/2019                               1,350        1,737
   10.375%, 11/15/2009                            27,470       32,884
   10.375%, 11/15/2012                            19,055       24,294
   12.75%, 11/15/2010                             10,375       14,007
   14.00%, 11/15/2011                              2,465        3,611
U.S. Treasury Notes
   4.625%, 12/31/2000                              1,000          988
   5.625%, 11/30/2000                              1,000        1,002
   5.75%, 11/15/2000                               2,950        2,962
   7.00%, 7/15/2006                                1,000        1,061
   8.50%, 11/15/2000                               7,700        8,008
                                                            ---------
                                                              207,614
                                                            ---------
AGENCY BONDS & NOTES (2.3%)
Federal Farm Credit Bank
   4.80%, 11/6/2003                                3,500        3,319
Federal Home Loan Bank
   5.575%, 9/2/2003                                4,800        4,695
   5.675%, 8/18/2003                               5,000        4,910
   5.80%, 9/2/2008                                 6,200        5,890
   5.865%, 9/2/2008                                2,000        1,905
   5.88%, 11/25/2008                               1,200        1,136
Federal Home Loan Mortgage Corp.
   6.45%, 4/29/2009                                2,000        1,928
   7.09%, 6/1/2005                                   400          403
Federal National Mortgage Assn.
   5.64%, 12/10/2008                               3,500        3,263
   5.75%, 4/15/2003                                3,845        3,800
   5.90%, 7/9/2003                                 3,000        2,954
   5.91%, 8/25/2003                                1,300        1,283
   5.96%, 4/23/2003                                  600          592
   5.97%, 7/3/2003                                 2,000        1,974
   6.09%, 2/20/2009                                4,000        3,784
   6.18%, 2/19/2009                                1,000          951
   6.40%, 5/14/2009                                5,700        5,517
   6.56%, 4/23/2008                                2,750        2,691
   6.57%, 8/22/2007                                2,750        2,768
   6.58%, 8/20/2007                                3,500        3,525
                                                            ---------
                                                               57,288
                                                            ---------


                                       36
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
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                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
                                                   (000)        (000)
---------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (13.6%)
Federal Home Loan Mortgage Corp.
(3)  5.50%, 11/1/2000-12/1/2028                $   4,484    $   4,225
(3)  6.00%, 7/1/2000-5/1/2029                     47,795       45,584
(3)  6.50%, 4/1/2000-6/1/2029                     73,970       71,858
(3)  7.00%, 4/1/2000-6/1/2029                     41,836       41,589
(3)  7.50%, 3/1/2000-5/1/2028                     23,309       23,616
(3)  8.00%, 11/1/2001-3/1/2028                    13,131       13,490
(3)  8.50%, 11/1/2006-8/1/2027                     1,865        1,947
(3)  9.00%, 1/1/2005-10/1/2026                       481          510
(3)  9.50%, 8/1/2003-4/1/2025                        467          497
(3)  10.00%, 3/1/2017-4/1/2025                       155          168

Federal National Mortgage Assn.
(3)  5.50%, 1/1/2001-11/1/2008                        90           87
(3)  6.00%, 8/1/2000-1/1/2029                     14,291       13,554
(3)  6.50%, 3/1/2000-10/1/2028                    14,298       13,883
(3)  7.00%, 5/1/2000-8/1/2028                     15,278       15,160
(3)  7.50%, 8/1/1999-8/1/2027                      5,406        5,472
(3)  8.00%, 7/1/2007-9/1/2027                      2,766        2,843
(3)  8.50%, 10/1/2004-7/1/2027                     1,174        1,227
(3)  9.00%, 9/1/2004-8/1/2026                        642          681
(3)  9.50%, 4/1/2005-2/1/2025                        295          315
(3)  10.00%, 7/1/2005-8/1/2021                       102          110
(3)  10.50%, 8/1/2020                                 22           24

Government National Mortgage Assn.
(3)  6.00%, 3/15/2009-6/15/2029                    8,010        7,528
(3)  6.50%, 9/15/2008-6/15/2029                   24,957       24,082
(3)  7.00%, 5/15/2008-6/15/2029                   23,766       23,533
(3)  7.50%, 5/15/2008-7/15/2028                   14,439       14,617
(3)  8.00%, 4/15/2002-1/15/2029                   13,006       13,384
(3)  8.50%, 7/15/2001-9/15/2027                    2,445        2,561
(3)  9.00%, 2/15/2004-6/15/2027                    1,818        1,932
(3)  9.50%, 9/15/2018-12/15/2025                     413          448
(3)  10.00%, 10/15/2017-2/15/2026                    199          218
(3)  10.50%, 9/15/2015-9/15/2019                      74           82
(3)  11.00%, 7/15/2013-12/15/2015                     36           41
(3)  12.00%, 2/15/2014                                 8           10
                                                            ---------
                                                              345,276
                                                            ---------
---------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (Cost $619,760)                                            610,178
---------------------------------------------------------------------
CORPORATE BONDS (13.0%)
---------------------------------------------------------------------
ASSET-BACKED (1.7%)
ARG Funding Corp.
(3)  5.88%, 3/6/2002                               2,800        2,761
AT&T Universal Card
     Master Trust Series
(3)  5.95%, 10/17/2000                             1,000        1,004
Advanta Mortgage Loan Trust
(3)  6.21%, 11/25/2016                             2,600        2,558
Advanta Credit Card Master Trust
(3)  6.05%, 8/1/2003                               2,500        2,510
American Express Credit
     Card Master Trust
(3)  6.40%, 9/15/2002                              3,000        3,020
(3)  6.80%, 12/15/2003                             2,500        2,535
California Infrastructure & Econ.
     Dev. Bank SP Trust PG&E
(3)  6.16%, 12/14/2000                               625          627
(3)  6.42%, 3/25/2005                                900          899
CIT RV Trust
(3)  5.78%, 7/15/2008                              1,500        1,496
(3)  5.96%, 4/15/2011                              1,325        1,318
Citibank Credit Card  Master Trust
(3)  5.875%, 3/10/2011                               900          849
Discover Card Trust
(3)  5.65%, 11/15/2004                             3,600        3,553
First Bank Corp. Card Master Trust
(3)  6.40%, 2/15/2002                              1,000        1,005
Ford Credit Auto Loan Master Trust
(3)  6.50%, 8/15/2000                              1,000        1,008
MMCA
(3)  5.50%, 7/15/2005                              3,400        3,382
PECO Energy Transition Trust
(3)  5.63%, 3/1/2005                               4,800        4,701
(3)  6.05%, 6/26/2006                              1,100        1,053
Premier Auto Trust
(3)  5.69%, 6/8/2002                               3,000        2,998
Sears Credit Account Master Trust
(3)  5.80%, 8/15/2001                              3,000        3,000
(3)  6.05%, 2/15/2004                                500          498
(3)  8.10%, 6/15/2004                              1,979        2,018
                                                            ---------
                                                               42,793
                                                            ---------
FINANCE (5.4%)
American General Finance Corp.
   5.875%, 7/1/2000                                  450          449
Associates Corp.
   6.375%, 8/15/2000                               3,000        3,012
   6.50%, 10/15/2002                               1,125        1,129
   7.50%, 4/15/2002                                  350          360
Bank of New York Capital I
   7.97%, 12/31/2026                               1,000        1,006
Banc One Corp.
   6.25%, 10/1/2001                                2,500        2,500
BankAmerica Corp.
   7.50%, 10/15/2002                               1,600        1,649
   8.125%, 2/1/2002                                1,125        1,170
   10.00%, 2/1/2003                                  200          222
Bear Stearns Co., Inc.
   6.625%, 1/15/2004                                 300          296
   6.70%, 8/1/2003                                 1,300        1,293
BT Capital Trust B
   7.90%, 1/15/2027                                  500          487
CIGNA Corp.
   7.875%, 5/15/2027                                 500          509
CNA Financial Corp
   6.50%, 4/15/2005                                2,300        2,226
Camden Property Trust
   7.00%, 11/15/2006                                 750          720
Case Credit Corp.
   6.15%, 3/1/2002                                 4,250        4,252
Chase Capital I
   7.67%, 12/1/2026                                1,100        1,067
Chase Manhattan Corp.
   8.50%, 2/15/2002                                1,856        1,947
Chrysler Financial Corp.
   5.69%, 11/15/2001                               3,000        2,970
Citicorp
   8.625%, 12/1/2002                               2,500        2,661
   9.50%, 2/1/2002                                 1,000        1,072
Citicorp Capital II
   8.015%, 2/15/2027                               1,050        1,047
Comdisco Inc.
   6.00%, 1/30/2002                                2,650        2,608
   6.32%, 11/27/2000                               1,900        1,899


                                       37
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
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                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
BALANCED INDEX FUND                                (000)        (000)
---------------------------------------------------------------------
Commercial Credit Corp.
   5.90%, 9/1/2003                              $    450     $    437
CoreStates Capital Corp.
   6.625%, 3/15/2005                                 700          690
Countrywide Funding
   7.31%, 8/28/2000                                  400          405
Dean Witter Discover & Co.
   6.25%, 3/15/2000                                2,000        2,006
Donaldson Lufkin & Jenrette, Inc.
   6.00%, 12/1/2001                                6,750        6,688
Equity Residential Properties
   6.55%, 11/15/2001                               1,350        1,341
Equitable Companies Inc.
   7.00%, 4/1/2028                                   350          332
Finova Capital Corp.
   6.25%, 11/1/2002                                3,000        2,965
First Chicago Corp.
   11.25%, 2/20/2001                                 400          431
First Union Corp.
   8.125%, 6/24/2002                                 500          522
Fleet Capital Trust II
   7.92%, 12/11/2026                                 500          493
Fleet Financial Group, Inc.
   6.875%, 3/1/2003                                  400          403
   7.125%, 4/15/2006                                 500          499
Ford Motor Credit Co.
   6.375%, 2/1/2029                                1,250        1,087
   6.85%, 8/15/2000                                4,000        4,038
   8.20%, 2/15/2002                                  600          625
General Electric Capital Corp.
   6.90%, 9/15/2015                                1,000        1,003
General Motors Acceptance Corp.
   6.625%, 1/10/2002                               2,500        2,514
   6.625%, 10/1/2002                               2,850        2,867
   7.00%, 3/1/2000                                 1,700        1,713
   7.125%, 5/1/2001                                2,000        2,030
   9.00%, 10/15/2002                                 350          376
   9.625%, 12/15/2001                                600          644
Great Western Finance
   6.375%, 7/1/2000                                1,000        1,003
HRPT Properties Trust
   6.75%, 12/18/2002                               1,750        1,684
Household Finance Corp.
   6.40%, 6/17/2008                                  375          355
   7.625%, 1/15/2003                               1,500        1,545
   7.65%, 5/15/2007                                  350          360
International Lease Finance
   6.375%, 8/1/2001                                1,480        1,483
   6.875%, 5/1/2001                                1,145        1,158
JDN Realty Corp.
   6.80%, 8/1/2004                                   840          800
Lehman Brothers Holdings Inc.
   6.25%, 4/1/2003                                 2,000        1,941
   6.375%, 10/23/2000                              1,500        1,497
   6.625%, 2/5/2006                                  625          596
   6.90%, 1/29/2001                                2,200        2,207
   7.625%, 6/1/2006                                  550          558
Liberty Financial Co.
   6.75%, 11/15/2008                               2,000        1,925
Mack-Cali Realty
   7.00%, 3/15/2004                                2,000        1,954
Mellon Capital II
   7.995%, 1/15/2027                               1,250        1,258
Mellon Financial Corp.
   5.75%, 11/15/2003                                 600          580
   7.625%, 11/15/1999                                350          353
Merrill Lynch & Co., Inc.
   5.71%, 1/15/2002                                1,600        1,577
   5.87%, 11/15/2001                               1,650        1,638
   5.88%, 1/15/2004                                1,400        1,360
   6.00%, 1/15/2001                                2,000        1,998
   6.00%, 2/17/2009                                  700          645
   6.07%, 10/15/2001                               3,000        2,992
   6.38%, 7/18/2000                                  500          503
   6.50%, 4/1/2001                                 2,000        2,012
   8.30%, 11/1/2002                                  375          396
Morgan Stanley
   6.375%, 8/1/2002                                1,000          999
NB Capital Trust IV
   8.25%, 4/15/2027                                1,000        1,023
NCNB Corp.
   9.50%, 6/1/2004                                   275          308
National Rural Utilities
   6.42%, 5/1/2008                                   700          683
NationsBank Corp.
   5.75%, 3/15/2001                                1,200        1,192
   6.50%, 3/15/2006                                  300          291
   7.00%, 9/15/2001                                1,500        1,523
Orion Capital Corp.
   7.25%, 7/15/2005                                1,000          972
PaineWebber Group, Inc.
   6.375%, 5/15/2004                               1,250        1,215
   7.00%, 3/1/2000                                   750          754
Popular Inc.
   6.20%, 4/30/2001                                3,000        2,972
Reckson Operating Partnership LP
   7.75%, 3/15/2009                                1,300        1,252
Republic New York Corp.
   7.75%, 5/15/2002                                  500          516
   7.75%, 5/15/2009                                  300          312
Salomon, Inc.
   5.875%, 2/1/2001                                  700          696
   6.65%, 7/15/2001                                1,200        1,208
   6.875%, 6/15/2005                                 200          199
Security Capital Pacific Trust
   8.05%, 4/1/2017                                   350          325
Simon DeBartolo Group, Inc.
   6.75%, 7/15/2004                                  750          725
Summit Properties Inc.
   6.95%, 8/15/2004                                1,800        1,722
SunTrust Banks, Inc.
   7.375%, 7/1/2006                                2,100        2,147
Susa Partnership
   7.50%, 12/1/2027                                  400          350
Toyota Motor Credit
   5.625%, 11/13/2003                              3,750        3,650
Travelers/Aetna Property
   Casualty Corp.
   6.75%, 4/15/2001                                2,000        2,019
   7.75%, 4/15/2026                                  450          463
USF&G Corp.
   8.375%, 6/15/2001                               1,000        1,041

---------------------------------------------------------------------
                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
                                                   (000)        (000)
---------------------------------------------------------------------
US Bancorp
   7.00%, 3/15/2003                            $   2,450    $   2,481
Wells Fargo & Co.
   6.875%, 4/1/2006                                  600          595
Wells Fargo Capital I
   7.96%, 12/15/2026                                 600          601
                                                            ---------
                                                              137,272
                                                            ---------
INDUSTRIAL (4.1%)
Anadarko Petroleum Corp.
   7.20%, 3/15/2029                                1,500        1,405
Anheuser-Busch Cos., Inc.
   7.10%, 6/15/2007                                1,100        1,112
   7.125%, 7/1/2017                                  400          392
   7.375%, 7/1/2023                                  125          123
Applied Materials, Inc.
   8.00%, 9/1/2004                                   125          130
Archer-Daniels-Midland Co.
   8.875%, 4/15/2011                                 295          340
Auburn Hills
   12.00%, 5/1/2020                                  175          268
Baker Hughes Inc.
   6.875%, 1/15/2029                               1,350        1,252
C.R. Bard, Inc.
   6.70%, 12/1/2026                                1,100        1,075
Bayer Corp.
   6.65%, 2/15/2028                                  850          790
Black & Decker Corp.
   6.625%, 11/15/2000                              1,000        1,005
   7.50%, 4/1/2003                                 1,700        1,746
The Boeing Co.
   6.625%, 2/15/2038                                 900          805
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/2005                                150          146
   6.75%, 3/15/2029                                  750          685
   6.875%, 2/15/2016                                 500          476
   7.00%, 12/15/2025                                 100           95
   7.25%, 8/1/2097                                   300          286
CSX Corp.
   7.05%, 5/1/2002                                 1,000        1,007
   8.10%, 9/15/2022                                  300          315
   8.625%, 5/15/2022                               1,100        1,215
CVS Corp.
   5.50%, 2/15/2004                                1,250        1,204
Caterpillar Co.
   7.375%, 3/1/2097                                  750          719
Champion Enterprises Inc.
   7.625%, 5/15/2009                               1,000          949
Chrysler Corp.
   7.45%, 2/1/2097                                   300          296
Comcast Cablevision
   8.875%, 5/1/2017                                  850          955
Conoco Inc.
   5.90%, 4/15/2004                                3,500        3,410
Conrail Corp.
   9.75%, 6/15/2020                                  120          146
Continental Airlines, Inc.
   (Equipment Trust Certificates)
(3)  6.331%, 4/15/2003                             1,395        1,387
(3)  6.41%, 4/15/2007                                836          808
   6.648%, 3/15/2019                                 821          778
Cyprus Minerals
   6.625%, 10/15/2005                                600          550
Dayton Hudson Corp.
   6.65%, 8/1/2028                                   500          458
   6.75%, 1/1/2028                                 1,000          928
Deere & Co.
   8.50%, 1/9/2022                                   100          112
Delta Airlines, Inc.
   (Equipment Trust Certificates)
(3)  8.54%, 1/2/2007                                 359          374
Dillard's Inc.
   5.79%, 11/15/2001                               2,000        1,967
The Walt Disney Co.
   7.55%, 7/15/2093                                  850          857
Eastman Chemical Co.
   6.375%, 1/15/2004                                 300          293
   7.25%, 1/15/2024                                  450          423
Federated Department Stores, Inc.
   7.45%, 7/15/2017                                  975          971
   8.50%, 6/15/2003                                2,000        2,130
Ford Capital BV
   9.50%, 6/1/2010                                   100          117
Fortune Brands
   7.875%, 1/15/2023                                 100          106
Gannett Co.
   5.85%, 5/1/2000                                 1,000        1,001
Harrahs Operating Co., Inc.
   7.50%, 1/15/2009                                1,500        1,457
International Business
   Machines Corp.
   7.125%, 12/1/2096                               1,125        1,083
International Paper Co.
   6.875%, 4/15/2029                                 750          689
   7.875%, 8/1/2006                                  100          104
Kroger Co.
   7.65%, 4/15/2007                                  570          586
   8.15%, 7/15/2006                                  500          526
Lafarge Corp
   6.375%, 7/15/2005                               1,750        1,705
Lockheed Martin Corp.
   6.50%, 4/15/2003                                1,000          985
   6.85%, 5/15/2001                                1,500        1,506
   7.70%, 6/15/2008                                1,300        1,333
Lucent Technologies, Inc.
   6.50%, 1/15/2028                                  500          463
May Department Stores Co.
   9.75%, 2/15/2021                                  120          147
   9.875%, 12/1/2002                                 225          248
McDonald's Corp.
   6.75%, 2/15/2003                                  300          301
Mobil Corp.
   7.625%, 2/23/2033                                 175          174
Mobil Corp. ESOP
(3)  9.17%, 2/29/2000                                228          233
Monsanto Co.
   5.375%, 12/1/2001                               2,500        2,450
   5.75%, 12/1/2005                                1,000          945
News America Holdings
   8.50%, 2/15/2005                                  700          739
   9.25%, 2/1/2013                                 1,000        1,123

---------------------------------------------------------------------
                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
BALANCED INDEX FUND                                (000)        (000)
---------------------------------------------------------------------
Norfolk Southern Corp.
   6.875%, 5/1/2001                            $   2,250    $   2,270
   7.40%, 9/15/2006                                  535          544
   7.70%, 5/15/2017                                  100          103
   7.80%, 5/15/2027                                  300          310
   7.90%, 5/15/2097                                  100          101
Northrop Grumman Corp.
   7.00%, 3/1/2006                                   500          484
   9.375%, 10/15/2024                                650          709
Occidental Petroleum Corp.
   8.50%, 11/9/2001                                1,200        1,238
   8.50%, 9/15/2004                                  500          502
J.C. Penney & Co., Inc.
   6.125%, 11/15/2003                                130          127
   9.05%, 3/1/2001                                   300          312
Philip Morris Cos., Inc.
   7.00%, 7/15/2005                                  500          499
   8.25%, 10/15/2003                                 450          474
Phillips Petroleum Co.
   9.00%, 6/1/2001                                 1,000        1,047
Praxair, Inc.
   6.25%, 6/30/2000                                1,250        1,253
   6.70%, 4/15/2001                                2,100        2,108
   6.75%, 3/1/2003                                 2,250        2,242
   6.90%, 11/1/2006                                  350          345
Raytheon Co.
   5.70%, 11/1/2003                                1,100        1,064
   5.95%, 3/15/2001                                1,500        1,493
   6.45%, 8/15/2002                                3,500        3,499
   7.00%, 11/1/2028                                  300          285
Rohm & Hass
   6.95%, 7/15/2004                                  600          599
   7.40%, 7/15/2009                                  200          200
   7.85%, 7/15/2029                                1,025        1,024
Safeway Inc.
   5.75%, 11/15/2000                               1,850        1,839
   5.875%, 11/15/2001                                800          789
   6.85%, 9/15/2004                                1,500        1,505
Sears, Roebuck & Co.
   Acceptance Corp.
   6.125%, 1/15/2006                                 350          333
   6.25%, 1/15/2004                                  650          631
   6.50%, 6/15/2000                                1,400        1,407
   6.75%, 9/15/2005                                  400          395
Telecommunications Inc.
   6.375%, 5/1/2003                                2,675        2,662
   7.25%, 8/1/2005                                   475          484
   7.875%, 8/1/2013                                  500          529
   8.25%, 1/15/2003                                2,000        2,109
Tenneco, Inc.
   10.075%, 2/1/2001                                 850          891
Texaco Capital Corp.
   7.50%, 3/1/2043                                   150          148
   8.875%, 9/1/2021                                  100          118
Texas Instruments Inc.
   6.125%, 2/1/2006                                  600          580
Time Warner Inc.
   8.18%, 8/15/2007                                  500          529
   8.375%, 3/15/2023                               1,500        1,632
Tosco Corp.
   7.00%, 7/15/2000                                3,000        3,019
Tyco International Group SA
   6.875%, 1/15/2029                               1,000          911
Union Carbide Corp.
   6.70%, 4/1/2009                                 1,000          959
   6.75%, 4/1/2003                                 1,550        1,539
   7.75%, 10/1/2096                                  375          362
   7.875%, 4/1/2023                                  200          203
Union Oil of California
   6.375%, 2/1/2004                                  150          147
Union Pacific Corp.
   6.625%, 2/1/2029                                1,000          878
   8.625%, 5/15/2022                                 225          238
United Technologies Corp.
   8.875%, 11/15/2019                                575          674
WMX Technologies Inc.
   7.65%, 3/15/2011                                1,850        1,888
Waste Management Inc.
   6.625%, 7/15/2002                               2,000        2,003
Whirlpool Corp.
   9.00%, 3/1/2003                                   200          213
                                                            ---------
                                                              104,851
                                                            ---------
UTILITIES (1.8%)
AT&T Corp.
   8.35%, 1/15/2025                                  210          219
Ameritech Capital Funding
   7.50%, 4/1/2005                                   600          627
Arizona Public Service Co.
   7.25%, 8/1/2023                                   400          381
Baltimore Gas & Electric Co.
   8.375%, 8/15/2001                                 800          834
CMS Panhandle Holding Co.
   6.125%, 3/15/2004                                 300          292
   6.50%, 7/15/2009                                  800          755
   7.00%, 7/15/2029                                  475          434
Carolina Power & Light Co.
   6.875%, 8/15/2023                                 275          259
Cinergy Corp.
   6.125%, 4/15/2004                               6,000        5,821
Coastal Corp.
   7.42%, 2/15/2037                                  325          316
   7.75%, 10/15/2035                                 750          751
Commonwealth Edison
   7.375%, 9/15/2002                               1,000        1,026
   7.50%, 7/1/2013                                   250          262
Consolidated Edison Co.
   of New York, Inc.
   6.625%, 2/1/2002                                1,000        1,007
El Paso Energy Corp.
   6.75%, 5/15/2009                                3,000        2,872
Enron Corp.
   6.40%, 7/15/2006                                1,500        1,438
   6.875%, 10/15/2007                              1,000          985
   7.125%, 5/15/2007                                 300          298
   9.125%, 4/1/2003                                  700          751
   9.65%, 5/15/2001                                  400          422
GTE South Inc.
   6.125%, 6/15/2007                               1,500        1,433
Houston Lighting & Power Co.
   8.75%, 3/1/2022                                   150          159
Illinois Power Co.
   7.50%, 7/15/2025                                  500          473

---------------------------------------------------------------------
                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
                                                   (000)        (000)
---------------------------------------------------------------------
KN Energy, Inc.
   6.45%, 3/1/2003                             $     750     $    733
MCI Communications Corp.
   6.50%, 4/15/2010                                  850          815
   7.50%, 8/20/2004                                  450          463
   7.75%, 3/23/2025                                  350          343
Michigan Bell Telephone Co.
   7.50%, 2/15/2023                                  175          170
Midamerican Funding LLC
   5.85%, 3/1/2001                                 2,700        2,680
National Rural Utility Co.
   6.20%, 2/1/2008                                 1,500        1,442
New England Telephone &
   Telegraph Co.
   6.875%, 10/1/2023                                 200          185
   7.875%, 11/15/2029                                750          801
   9.00%, 8/1/2031                                 1,000        1,099
New York Telephone Co.
   6.125%, 1/15/2010                               1,500        1,417
Pacific Bell Telephone Co.
   7.25%, 7/1/2002                                   275          282
Southern California Edison
   5.625%, 10/1/2002                               1,500        1,473
Southwestern Bell Telephone Co.
   7.25%, 7/15/2025                                  400          385
   7.625%, 3/1/2023                                  725          720
Sprint Capital Corp.
   6.875%, 11/15/2028                              1,700        1,551
Texas Utilities Co.
   7.875%, 3/1/2023                                  225          226
   8.125%, 2/1/2002                                  400          416
Union Electric Power Co.
   7.65%, 7/15/2003                                  250          260
US West Capital Funding, Inc.
   6.125%, 7/15/2002                               1,000          986
US West Communications Inc.
   7.25%, 9/15/2025                                1,000          967
Virginia Electric & Power Co.
   6.625%, 4/1/2003                                1,250        1,254
   6.75%, 10/1/2023                                  500          460
Worldcom Inc.
   6.125%, 8/15/2001                               3,500        3,482
                                                             --------
                                                               44,425
                                                             --------
---------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (Cost $335,248)                                            329,341
---------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
   (U.S. DOLLAR-DENOMINATED)(1.9%)
---------------------------------------------------------------------
Ahold Finance USA Inc.
   6.875%, 5/1/2029                                1,200        1,119
Asian Development Bank
   9.125%, 6/1/2000                                  500          515
Bank of Nova Scotia
   6.875%, 5/1/2003                                  250          252
Bayerische Landesbank
   5.875%, 4/7/2000                                1,900        1,903
Province of British Columbia
   7.00%, 1/15/2003                                  630          643
Canadian Imperial Bank
   of Commerce (NY Branch)
   6.20%, 8/1/2000                                 4,400        4,420
Canadian National Railway Co.
   6.80%, 7/15/2018                                1,075        1,011
   6.90%, 7/15/2028                                  400          372
Republic of Chile
   6.875%, 4/28/2009                               1,300        1,222
Embotelladora Andina SA
   7.875%, 10/1/2097                                 650          488
Republic of Finland
   7.875%, 7/28/2004                                 850          909
Grand Metropolitan Investment Corp.
   8.625%, 8/15/2001                               1,000        1,045
   9.00%, 8/15/2011                                1,000        1,165
Hanson Overseas
   7.375%, 1/15/2003                               1,850        1,894
Inter-American Development Bank
   8.50%, 3/15/2011                                  175          204
Israel Electric Corp.
   7.75%, 3/1/2009                                 1,300        1,290
KFW International Finance, Inc.
   7.20%, 3/15/2014                                  300          314
   7.625%, 2/15/2004                                 400          420
Korean Development Bank
   7.125%, 4/22/2004                               3,700        3,620
Korea Electric Power
   7.00%, 2/1/2007                                   650          598
   7.75%, 4/1/2013                                 1,400        1,304
Province of Manitoba
   6.875%, 9/15/2002                               2,500        2,542
   7.75%, 2/1/2002                                   825          853
   8.75%, 5/15/2001                                  300          314
   9.50%, 10/1/2000                                  160          167
   9.625%, 12/1/2018                                 400          512
National Westminster Bancorp Inc.
   9.375%, 11/15/2003                                500          553
Province of New Brunswick
   8.75%, 5/1/2022                                   400          482
   9.75%, 5/15/2020                                  500          650
New Zealand Government
   8.75%, 12/15/2006                                 200          224
Province of Newfoundland
   7.32%, 10/13/2023                                 600          599
   10.00%, 12/1/2020                                 250          321
Noranda, Inc.
   7.50%, 7/15/2003                                  500          502
   8.625%, 7/15/2002                                 550          566
Northern Telecom Ltd.
   6.875%, 9/1/2023                                  500          485
Province of Ontario
   7.375%, 1/27/2003                                 175          181
   7.75%, 6/4/2002                                   275          287
Pemex Finance Ltd.
(3)  6.125%, 11/15/2003                            1,300        1,292
Petro Geo-Services
   6.25%, 11/19/2003                                 500          485
   7.125%, 3/30/2028                               1,075          971
   7.50%, 3/31/2007                                  250          250
Pohang Iron & Steel Co. Ltd.
   7.125%, 7/15/2004                               1,300        1,238
Republic of Portugal
   5.75%, 10/8/2003                                1,000          982
The State of Qatar
   9.50%, 5/21/2009                                1,500        1,518

---------------------------------------------------------------------
                                                    FACE       MARKET
                                                  AMOUNT       VALUE*
                                                   (000)        (000)
---------------------------------------------------------------------
Province of Quebec
   7.125%, 2/9/2024                            $     400    $     392
Province of Saskatchewan
   6.625%, 7/15/2003                               2,250        2,264
   8.00%, 7/15/2004                                1,600        1,704
Swiss Bank Corp.
   7.00%, 10/15/2015                                 500          474
   7.375%, 7/15/2015                                 250          245
TPSA Finance BV
   7.75%, 12/10/2008                                 360          349
Telecomunicaciones de Puerto Rico
   6.15%, 5/15/2002                                  500          493
   6.65%, 5/15/2006                                1,000          959
   6.80%, 5/15/2009                                  400          384
---------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (Cost $48,558)                                              47,946
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)(1)
---------------------------------------------------------------------
 U.S. TREASURY BILL
(2)  4.64%, 7/1/1999                                 296          296
FEDERAL HOME LOAN
   MORTGAGE CORP.                                  1,993        1,992
(2)  4.71%, 7/28/1999
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.87%, 7/1/1999                                50,198       50,198
   4.96%, 7/1/1999--Note F                        14,117       14,117
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $66,604)                                              66,603
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $1,964,373)                                        2,550,812
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
---------------------------------------------------------------------
Other Assets--Note B                                           82,626
Liabilities--Note F                                           (97,770)
---------------------------------------------------------------------
                                                              (15,144)
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 131,156,013 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                      $2,535,668
=====================================================================

NET ASSET VALUE PER SHARE                                      $19.33
=====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 60.6% and 1.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2)Securities with an aggregate value of $2,288,000 have been segregated as initial margin for open futures contracts.

(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

REIT--Real Estate Investment Trust.
ADR--American Depositary Receipt.

---------------------------------------------------------------------
                                                  AMOUNT          PER
                                                   (000)        SHARE
---------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
Paid in Capital                               $1,937,441       $14.77
Undistributed Net
   Investment Income                               2,879          .02
Accumulated Net
   Realized Gains                                  7,359          .06
Unrealized Appreciation--
   Note E
   Investment Securities                         586,439         4.47
   Futures Contracts                               1,550          .01
---------------------------------------------------------------------
NET ASSETS                                    $2,535,668       $19.33
---------------------------------------------------------------------

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.


---------------------------------------------------------------------
                                                  BALANCED INDEX FUND
                                       SIX MONTHS ENDED JUNE 30, 1999
                                                                (000)
---------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                              $     8,029
   Interest                                                    28,855
   Security Lending                                               217
                                                          -----------
     Total Income                                              37,101
                                                          -----------
EXPENSES
   The Vanguard Group--Note B
     Investment Advisory Services                                 102
     Management and Administrative                              1,785
     Marketing and Distribution                                   204
   Custodian Fees                                                  62
   Auditing Fees                                                    4
   Shareholders' Reports                                           58
   Trustees' Fees and Expenses                                      2
                                                          -----------
     Total Expenses                                             2,217
     Expenses Paid Indirectly--Note C                              (4)
                                                          -----------
     Net Expenses                                               2,213
---------------------------------------------------------------------
NET INVESTMENT INCOME                                          34,888
---------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                   6,908
   Futures Contracts                                            3,681
---------------------------------------------------------------------
REALIZED NET GAIN                                              10,589
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                       96,431
   Futures Contracts                                           (1,122)
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               95,309
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $140,786
=====================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------
                                                                          BALANCED INDEX FUND
                                                              -------------------------------
                                                                 SIX MONTHS              YEAR
                                                                      ENDED             ENDED
                                                              JUN. 30, 1999     DEC. 31, 1998
                                                                      (000)             (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                       $     34,888      $     52,151
   Realized Net Gain                                                 10,589            16,665
   Change in Unrealized Appreciation (Depreciation)                  95,309           198,236
                                                              -------------------------------
     Net Increase in Net Assets Resulting from Operations           140,786           267,052
                                                              -------------------------------
DISTRIBUTIONS
   Net Investment Income                                            (31,062)          (52,344)
   Realized Capital Gain                                             (8,676)          (13,902)
                                                              -------------------------------
     Total Distributions                                            (39,738)          (66,246)
                                                              -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           631,171           744,346
   Issued in Lieu of Cash Distributions                              37,414            62,334
   Redeemed                                                        (237,550)         (264,287)
                                                              -------------------------------
     Net Increase from Capital Share Transactions                   431,035           542,393
---------------------------------------------------------------------------------------------
   Total Increase                                                   532,083           743,199
---------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                            2,003,585         1,260,386
                                                              -------------------------------
   End of Period                                                 $2,535,668        $2,003,585
=============================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                            33,372            42,682
   Issued in Lieu of Cash Distributions                               2,001             3,511
   Redeemed                                                         (12,614)          (15,153)
                                                              -------------------------------
     Net Increase in Shares Outstanding                              22,759            31,040
=============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------
                                                                               BALANCED INDEX FUND
                                                                             YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     ---------------------------------------------------------
THROUGHOUT EACH PERIOD                   JUNE 30, 1999       1998        1997       1996          1995          1994
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $18.48     $16.29      $13.92     $12.77        $10.34        $10.91
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                          .280        .54        .520        .50           .45           .41
   Net Realized and Unrealized Gain
     (Loss) on Investments                        .895       2.33       2.525       1.26          2.48          (.58)
                                               ---------------------------------------------------------------------
     Total from Investment Operations            1.175       2.87       3.045       1.76          2.93          (.17)
                                               ---------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income          (.250)      (.54)      (.530)      (.49)         (.45)         (.40)
   Distributions from Realized Capital Gains     (.075)      (.14)      (.145)      (.12)         (.05)           --
                                               ---------------------------------------------------------------------
     Total Distributions                         (.325)      (.68)      (.675)      (.61)         (.50)         (.40)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $19.33     $18.48      $16.29     $13.92        $12.77        $10.34
====================================================================================================================

TOTAL RETURN*                                    6.43%     17.85%      22.24%     13.95%        28.64%        -1.56%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $2,536     $2,004      $1,260       $826          $590          $403
   Ratio of Total Expenses to
     Average Net Assets                        0.20%**      0.21%       0.20%      0.20%         0.20%         0.20%
   Ratio of Net Investment Income to
     Average Net Assets                        3.12%**      3.29%       3.56%      3.69%         3.85%         3.86%
   Portfolio Turnover Rate                       32%**        25%         18%       37%+           16%           16%
====================================================================================================================

 *Total return figures do not reflect the annual account maintenance fee of
  $10.
**Annualized.
 +Portfolio turnover rate excluding in-kind redemptions was 30%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The fund uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the fund had contributed capital of $371,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 1999, custodian fee offset arrangements reduced expenses by $4,000.

D. During the six months ended June 30, 1999, the fund purchased $344,056,000 of investment securities and sold $85,631,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $471,716,000 and $266,294,000, respectively.

E. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $586,439,000, consisting of unrealized gains of $644,930,000 on securities that had risen in value since their purchase and $58,491,000 in unrealized losses on securities that had fallen in value since their purchase.

    At June 30, 1999, the aggregate settlement value of open futures contracts expiring in September 1999 and the related unrealized appreciation were:

         ----------------------------------------------------------------------
                                                            (000)
                                                -------------------------------
                                                  AGGREGATE
                                  NUMBER OF       SETTLEMENT      UNREALIZED
         FUTURES CONTRACTS      LONG CONTRACTS      VALUE        APPRECIATION
         ----------------------------------------------------------------------
         S&P 500 Index               108          $37,306          $1,389
         Russell 2000 Index           13            3,003             161
         ----------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at June 30, 1999, was $14,922,000, for which the fund held cash collateral of $14,117,000 and U.S. Treasury securities with a market value of $2,000,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

    Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

    On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

    If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

    Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.




  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES


                                    [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."


                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.


                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q022-08/20/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.